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                                     SECOND

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                     Among

                                  BOLLE INC.,

                                  as Borrower

                                      and

                       NATIONSBANK, NATIONAL ASSOCIATION,
                               BANKBOSTON, N.A.,,

                           CREDIT AGRICOLE INDOSUEZ,
                            EUROPEAN AMERICAN BANK,

                                 IMPERIAL BANK,
                         NATIONAL CITY BANK OF KENTUCKY

                                      and

                        THE OTHER FINANCIAL INSTITUTIONS
                       FROM TIME TO TIME PARTIES HERETO,

                                  as Lenders,

                                      and

                       NATIONSBANK, NATIONAL ASSOCIATION,
                                   as Agent.

                           Dated as of March 11, 1998

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                                                 TABLE OF CONTENTS

                                                                                                               Page

                                              ARTICLE I - DEFINITIONS

         SECTION 1.1       Amendment and Restatement..............................................................2
         SECTION 1.2       Definitions............................................................................3
         SECTION 1.3       Rules of Interpretation...............................................................34

                                            ARTICLE II - THE TERM LOAN

         SECTION 2.1       The Term Loan.........................................................................35
         SECTION 2.2       Payment of Principal..................................................................36
         SECTION 2.3       Payment of Interest...................................................................36
         SECTION 2.4       Manner of Payment.....................................................................37
         SECTION 2.5       Optional Prepayments..................................................................38
         SECTION 2.6       Mandatory Prepayments.................................................................38
         SECTION 2.7       Borrower's Account....................................................................40
         SECTION 2.8       Term Notes............................................................................40
         SECTION 2.9       Interest Periods......................................................................40
         SECTION 2.10      Elections of Subsequent Interest Periods..............................................40
         SECTION 2.11      Pro Rata Payments.....................................................................41
         SECTION 2.12      Use of Proceeds.......................................................................41

                                           ARTICLE III - REVOLVING LOANS

         SECTION 3.1       Revolving Loans.......................................................................41
         SECTION 3.2       Advances and Rate Selection...........................................................42
         SECTION 3.3       Payment of Interest...................................................................44
         SECTION 3.4       Payment of Principal..................................................................45
         SECTION 3.5       Manner of Payment.....................................................................46
         SECTION 3.6       Commitment Reductions.................................................................46
         SECTION 3.7       Increase and Decrease in Amounts......................................................48
         SECTION 3.8        Borrower's Account...................................................................48
         SECTION 3.9       Notes.................................................................................48
         SECTION 3.10      Pro Rata Payments.....................................................................48
         SECTION 3.11      Conversions and Elections of Subsequent Interest Periods..............................48
         SECTION 3.12      Unused Fee............................................................................49
         SECTION 3.13      Additional Fees.......................................................................49
         SECTION 3.14      Deficiency Advances...................................................................49
         SECTION 3.15      Use of Proceeds.......................................................................50


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                                          ARTICLE IV - LETTERS OF CREDIT

         SECTION 4.1       Letters of Credit.....................................................................50
         SECTION 4.2       Reimbursement.........................................................................50
         SECTION 4.3       Letter of Credit Fee..................................................................54
         SECTION 4.4       Administrative Fees...................................................................54

                                        ARTICLE V - CHANGE IN CIRCUMSTANCES

         SECTION 5.1       Increased Cost and Reduced Return.....................................................54
         SECTION 5.2       Limitation on Types of Loans..........................................................56
         SECTION 5.3       Illegality............................................................................56
         SECTION 5.4       Treatment of Affected Loans...........................................................56
         SECTION 5.5       Compensation..........................................................................57
         SECTION 5.6       Taxes.................................................................................57

                                               ARTICLE VI - SECURITY

         SECTION 6.1       Security Interest.....................................................................59
         SECTION 6.2       Stock Pledge..........................................................................60
         SECTION 6.3       Guaranty..............................................................................60
         SECTION 6.4       Lease Assignments.....................................................................60
         SECTION 6.5       Intellectual Property.................................................................60
         SECTION 6.6       Deed of Trust.........................................................................61
         SECTION 6.7       Intercompany Note Assignment..........................................................61
         SECTION 6.8       Information Regarding Collateral......................................................61
         SECTION 6.9       Further Assurances....................................................................62

                                        ARTICLE VII - CONDITIONS PRECEDENT

         SECTION 7.1       Effectiveness; Conditions to Advances and Issuance of Letters of

                            Credit...............................................................................62
         SECTION 7.2       Conditions of Permitted Acquisitions and All Advances for Permitted
                           Acquisitions..........................................................................67
         SECTION 7.3       Conditions of All Advances and Issuances of Letters of Credit on or
                           after the Closing Date................................................................70

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                                                                                                               Page

                                   ARTICLE VIII - REPRESENTATIONS AND WARRANTIES

         SECTION 8.1       Organization and Authority............................................................71
         SECTION 8.2       Loan Documents........................................................................72
         SECTION 8.3       Solvency..............................................................................72
         SECTION 8.4       Subsidiaries and Stockholders.........................................................72
         SECTION 8.5       Ownership Interests...................................................................72
         SECTION 8.6       Financial Condition...................................................................73
         SECTION 8.7       Title to Properties...................................................................73
         SECTION 8.8       Taxes.................................................................................73
         SECTION 8.9       Other Agreements......................................................................74
         SECTION 8.10      Litigation............................................................................74
         SECTION 8.11      Margin Stock..........................................................................74
         SECTION 8.12      Investment Company....................................................................74
         SECTION 8.13      Intellectual Property.................................................................75
         SECTION 8.14      No Untrue Statement...................................................................75
         SECTION 8.15      No Consents, Etc......................................................................75
         SECTION 8.16      Employee Benefit Plans................................................................75
         SECTION 8.17      No Default............................................................................76
         SECTION 8.18      Environmental Matters.................................................................76
         SECTION 8.19      Employment Matters....................................................................77
         SECTION 8.20      Permitted Acquisition.................................................................77

                                        ARTICLE IX - AFFIRMATIVE COVENANTS

         SECTION 9.1       Financial Reports, Etc................................................................77
         SECTION 9.2       Maintain Properties...................................................................79
         SECTION 9.3       Existence, Qualification, Etc.........................................................79
         SECTION 9.4       Regulations and Taxes.................................................................79
         SECTION 9.5       Insurance.............................................................................79
         SECTION 9.6       True Books............................................................................80
         SECTION 9.7       Right of Inspection...................................................................80
         SECTION 9.8       Observe all Laws......................................................................80
         SECTION 9.9       Covenants Extending to Subsidiaries...................................................80
         SECTION 9.10      Officer's Knowledge of Default........................................................80
         SECTION 9.11      Suits or Other Proceedings............................................................80
         SECTION 9.12      Notice of Discharge of Hazardous Material or Environmental
                           Complaint.............................................................................81
         SECTION 9.13      Environmental Compliance..............................................................81
         SECTION 9.14      Indemnification.......................................................................81
         SECTION 9.15      Further Assurances....................................................................81
         SECTION 9.16      Employee Benefit Plans................................................................82
         SECTION 9.17      Termination Events....................................................................82
         SECTION 9.18      ERISA Notices.........................................................................82
         SECTION 9.19      Continued Operations..................................................................82

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                                                                                                               Page

         SECTION 9.20      Use of Proceeds.......................................................................83
         SECTION 9.21      New Subsidiaries......................................................................83
         SECTION 9.22      Hedging Obligations...................................................................84

                                          ARTICLE X - NEGATIVE COVENANTS

         SECTION 10.1      Indebtedness..........................................................................84
         SECTION 10.2      Liens.................................................................................85
         SECTION 10.3      Investments; Acquisitions.............................................................87
         SECTION 10.4      Merger or Transfer of Assets..........................................................87
         SECTION 10.5      Transactions with Affiliates..........................................................88
         SECTION 10.6      Compliance with ERISA.................................................................88
         SECTION 10.7      Fiscal Year...........................................................................89
         SECTION 10.8      Dissolution, etc......................................................................89
         SECTION 10.9      Hedging Obligations...................................................................89
         SECTION 10.10     Dividends, Redemptions and Other Payments.............................................89
         SECTION 10.11     Defaults Under Other Agreements.......................................................90
         SECTION 10.12     Compensation; Reimbursement of Expenses...............................................90
         SECTION 10.13     Change in Accountants.................................................................90
         SECTION 10.14     Limitations on Sales and Leasebacks...................................................90
         SECTION 10.15     Negative Pledge Clauses...............................................................91
         SECTION 10.16     Change of Control.....................................................................91
         SECTION 10.17     Intellectual Property.................................................................91
         SECTION 10.18     Preferred Stock; Management Services Agreement; Share Purchase
                           Agreements............................................................................91
         SECTION 10.19     Licenses..............................................................................91

                                         ARTICLE XI - FINANCIAL COVENANTS

         SECTION 11.1      Consolidated Fixed Charge Ratio.......................................................92
         SECTION 11.2      Consolidated Leverage Ratio...........................................................92
         SECTION 11.3      Consolidated Net Worth................................................................92
         SECTION 11.4      Capital Expenditures..................................................................92

                                          ARTICLE XII - EVENTS OF DEFAULT

         SECTION 12.1      Events of Default.....................................................................93

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         SECTION 12.2      Agent to Act..........................................................................96
         SECTION 12.3      Cumulative Rights.....................................................................96
         SECTION 12.4      No Waiver.............................................................................96
         SECTION 12.5      Allocation of Proceeds................................................................96

                                             ARTICLE XIII - THE AGENT

         SECTION 13.1      Appointment, Powers, and Immunities...................................................97
         SECTION 13.2      Reliance by Agent.....................................................................98
         SECTION 13.3      Defaults..............................................................................98
         SECTION 13.4      Rights as Lender......................................................................99
         SECTION 13.5      Indemnification.......................................................................99
         SECTION 13.6      Non-Reliance on Agent and Other Lenders...............................................99
         SECTION 13.7      Resignation of Agent.................................................................100
         SECTION 13.8      Sharing of Payments, etc.............................................................100
         SECTION 13.9      Fees.................................................................................100

                                   ARTICLE XIV - ASSIGNMENTS AND PARTICIPATIONS

         SECTION 14.1      Assignments and Participations.  ....................................................101

                                          ARTICLE XV - GENERAL PROVISIONS

         SECTION 15.1      Notices..............................................................................102
         SECTION 15.2      Setoff...............................................................................104
         SECTION 15.3      Survival.............................................................................104
         SECTION 15.4      Expenses.............................................................................104
         SECTION 15.5      Amendments...........................................................................105
         SECTION 15.6      Counterparts.........................................................................105
         SECTION 15.7      Termination..........................................................................105
         SECTION 15.8      Indemnification......................................................................106
         SECTION 15.9      Headings and References..............................................................107
         SECTION 15.10     Severability.........................................................................107
         SECTION 15.11     Entire Agreement.....................................................................107
         SECTION 15.12     Agreement Controls...................................................................107
         SECTION 15.13     Usury Savings Clause.................................................................107
         SECTION 15.14     Governing Law; Waivers...............................................................107
         SECTION 15.15     Judgment Currency....................................................................109
         SECTION 15.16     Economic and Monetary Union in the European Community................................109

EXHIBIT A  Applicable Commitment Percentages....................................................................A-1
EXHIBIT B  Form of Assignment and Acceptance....................................................................B-1

EXHIBIT C  Form of Notice of Appointment (or Revocation) of Authorized

                       Representative...........................................................................C-1

EXHIBIT D  Form of Borrowing Notice.............................................................................D-1

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EXHIBIT E  Form of Guaranty Agreement...........................................................................E-1
EXHIBIT F  Form of Interest Rate Selection Notice...............................................................F-1
EXHIBIT G  Form of Stock Pledge Agreement.......................................................................G-1
EXHIBIT H  Form of Mortgage.....................................................................................H-1
EXHIBIT I  Form of Term Note..................................................................................I-1-1
EXHIBIT J  Form of Revolving Note...............................................................................J-1
EXHIBIT K-1  Form of LC Account Agreement.....................................................................K-1-1
EXHIBIT K-2  Form of Cash Collateral Account..................................................................K-2-1
EXHIBIT L  Form of Security Agreement...........................................................................L-1
EXHIBIT M  Form of Intellectual Property Security Agreement.....................................................M-1
EXHIBIT N  Forms of Opinions of Counsel to the Borrower and the Guarantors......................................N-1
EXHIBIT O  Form of Compliance Certificate.......................................................................O-1
EXHIBIT P  Form of Landlord Waiver..............................................................................P-1
EXHIBIT Q  Form of Lease Assignment.............................................................................Q-1
EXHIBIT R  Form of Collateral Assignment of License Agreement...................................................Q-2
EXHIBIT S  Form of Intercompany Notes Assignment................................................................S-1
EXHIBIT T  Form of Intercompany Note............................................................................T-1
EXHIBIT U  Form of Subordination Agreement......................................................................U-1

Schedule 1  Material Leased Facilities.................................................................Schedule 1-1
Schedule 1.1  Existing Indebtedness..................................................................Schedule 1.1-1
Schedule 2  Existing Letters of Credit.................................................................Schedule 2-1
Schedule 6.8  Locations of Borrower and Guarantors...................................................Schedule 6.8-1
Schedule 7.1(c)   Material Adverse Effect.........................................................Schedule 7.1(c)-1
Schedule 8.4  Subsidiaries...........................................................................Schedule 8.4-1
Schedule 8.5  Ownership Interests....................................................................Schedule 8.5-1
Schedule 8.6  Contingent Liabilities.................................................................Schedule 8.6-1
Schedule 8.7  Liens..................................................................................Schedule 8.7-1
Schedule 8.10  Litigation...........................................................................Schedule 8.10-1
Schedule 8.13  Intellectual Property................................................................Schedule 8.13-1
Schedule 8.16  Employee Benefit Plans...............................................................Schedule 8.16-1
Schedule 8.18  Environmental Matters................................................................Schedule 8.18-1
Schedule 8.19  Employment Matters...................................................................Schedule 8.19-1
Schedule 9.5  Insurance..............................................................................Schedule 9.5-1
Schedule 10.1  Existing Indebtedness................................................................Schedule 10.1-1
Schedule 10.4  Mergers and Consolidations...........................................................Schedule 10.4-1
Schedule 10.5  Transactions With Affiliates.........................................................Schedule 10.5-1
Schedule 10.19  Licenses...........................................................................Schedule 10.19-1

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") made as of this 11th day of March, 1998 by and among BOLLE INC., a Delaware corporation having its chief executive office in Rye, New York (the
"Borrower"), EACH LENDER EXECUTING AND DELIVERING A SIGNATURE PAGE HERETO and each other lender which may hereafter execute and deliver an instrument of assignment and assumption with respect to this Agreement pursuant to Section
14.1 hereof (hereinafter such lenders may be referred to individually as a "Lender" or collectively as the "Lenders") and NATIONSBANK, NATIONAL
ASSOCIATION, a national banking association organized and existing under the laws of the United States of America ("NationsBank"), in its capacity as agent for the Lenders (in such capacity, and any successor appointed in accordance with the terms of Section 13.7 hereof, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Lenders, certain other lenders, the Agent and BEC Group, Inc. ("BEC"), of which the Borrower formerly was a direct subsidiary, are parties to that certain Amended and Restated Credit Agreement dated as of July
10, 1997 (the "Existing Credit Agreement"), as amended pursuant to that certain
Assignment Agreement and First Amendment to Amended and Restated Credit
Agreement of even date herewith, and effective immediately prior to the effectiveness of this Agreement, among all parties to the Existing Credit
Agreement (the "Assignment and Amendment"), and certain other Loan Documents, as defined in the Existing Credit Agreement, between the Borrower, certain other subsidiaries of BEC and the Agent; and

         WHEREAS, pursuant to the Assignment and Amendment Agreement, BEC assigned to the Borrower, and the Borrower assumed from BEC, among other liabilities, certain indebtedness owing by, and obligations of, BEC under the Existing Credit Agreement such that the Borrower became a co-borrower together with BEC under the Existing Credit Agreement; and

         WHEREAS, pursuant to the Assignment and Amendment, the Lenders hereunder (the "Bolle Lenders") have purchased from certain other lenders party to the Existing Credit Agreement (the "BEC Lenders") a portion of the rights and interests of the BEC Lenders with respect to the obligations and indebtedness of the Borrower under the Existing Credit Agreement as a result of, and after giving effect to, the Assignment and Amendment (the "Bolle
Obligations"); and

         WHEREAS, the Borrower, the Lenders and the Agent desire to enter into this Agreement in order to amend and restate that portion of the Existing
Credit Agreement which in any manner governs or evidences the Bolle Obligations and the rights and interests of the Bolle Lenders into a separate and independent agreement among the Agent, the Bolle Lenders and the Borrower and in connection therewith make available to the Borrower credit facilities in the maximum aggregate principal amount at any time outstanding of $28,000,000, which shall include a Term Loan Facility in the principal French Franc
Equivalent Amount of $10,000,000 and a Revolving Credit Facility in the maximum aggregate principal amount at any time outstanding of $18,000,000, including a letter of credit subfacility of up to $5,000,000; and

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         WHEREAS, the Lenders are willing to make all such facilities available to the Borrower and amend and restate the portion of the Existing Credit
Agreement governing or evidencing the Bolle Obligations in the manner described above upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the terms, covenants, provisions and conditions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1 AMENDMENT AND RESTATEMENT. The Borrower, the Agent and the
Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement which in any manner govern or evidence the Bolle Obligations, the rights and interests of the Bolle Lenders and any terms, conditions or matters related to any thereof, but excluding specifically those terms and conditions applicable to BEC and any lender remaining party to the Existing Credit Agreement (the "Bolle Terms and
Provisions of the Existing Credit Agreement"), shall be and hereby are amended and restated in their entirety by the terms and provisions of this Agreement and the Bolle Terms and Provisions of the Existing Credit Agreement shall be superseded by this Agreement, except as expressly provided herein.

Notwithstanding the amendment and restatement of the Bolle Terms and Provisions of the Existing Credit Agreement by this Agreement, all of the indebtedness, liabilities and obligations owing by the Borrower under the Existing Credit
Agreement, as amended by and giving effect to the Assignment and Amendment
(hereinafter in this Agreement all references to the Existing Credit Agreement shall mean the Existing Credit Agreement as amended by the Assignment and Amendment), and after giving effect to the Assignment and Amendment, shall continue to be secured as referred to in Section 4(b) of the Assignment and Amendment and Borrower acknowledges and agrees that the assets of itself and of Bolle America, after giving effect to the assignment to the Borrower of certain assets of BEC pursuant to the Bill of Sale which constitute "Collateral" as defined in the Existing Credit Agreement remain subject to a security interest in favor of the Agent for the ratable benefit of the Lenders and to secure the liabilities of the Borrower re-evidenced by this Agreement and the other Loan
Documents. This Agreement is given as a substitution of, and not as a payment of, the obligations of the Borrower under the Existing Credit Agreement and is not intended to constitute a novation of the Existing Credit Agreement. Upon the effectiveness of this Agreement, all amounts owing by the Borrower and outstanding under the Existing Credit Agreement after giving effect to the Assignment and Amendment shall constitute Advances under the Revolving Credit
Facility hereunder, in each case accruing interest (a) with respect to Eurodollar Loans under the Existing Credit Agreement, at the Eurodollar Rate hereunder and (b) with respect to Base Rate Loans under the Existing Credit
Agreement, at the Base Rate hereunder. The parties hereto agree that all Eurodollar Rate Loans owing by the Borrower and outstanding under the Existing
Credit Agreement on the Closing Date after giving effect to the Assignment and Amendment shall continue as Eurodollar Rate Loans hereunder. The parties hereto further agree that all Letters of Credit issued under the Existing

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Credit Agreement, as described on Schedule 2 hereto, and outstanding on the
Closing Date for which the Borrower has incurred a reimbursement obligation under the Existing Credit Agreement as a result of its assumption of certain liabilities and obligations pursuant to the Assignment and Amendment shall continue as Letters of Credit hereunder and shall constitute Letters of Credit
Outstandings hereunder.

         SECTION 1.2 DEFINITIONS. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "AAi Preferred Stock" means 100 shares of Series A Redeemable
         Non-Voting Preferred Stock, par value $1.00 per share, of Foster Grant
         Holdings, Inc. owned by the Borrower and any shares of capital stock into which such stock may be converted or exchanged, including without limitation shares of common stock of Accessories Associates;

                  "AAi Payment" means the cash payment or payments by the Borrower of up to $2,500,000 to BEC in connection with the Bill of Sale;

                  "AAi Prepayment" has the meaning given to such term in
         Section 2.6(e) hereof;

                  "Accessories Associates" means Accessories Associates, Inc., a Rhode Island corporation;

                  "Accessories Associates IPO" means an initial public offering of the common stock of Accessories Associates;

                  "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) in a single or series of related transactions, all or a portion of the assets of another Person constituting a line or lines of business of such Person;

                  "Acquisition Date" has the meaning given to such term in
         Section 7.2 hereof;

                  "Acquisition Consideration" has the meaning given to such term in Section 7.2(b)(ii) hereof;

                  "Advance" means (a) the advance of the Term Loan and (b) any borrowing under the Revolving Credit Facility consisting of a Base
         Rate Loan or a Eurodollar Rate Loan, as the case may be;

                  "Affiliate" means a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the

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         Borrower; (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock of the Borrower; or (iii) 10% or more of any class of the outstanding voting stock (or in the case of a
         Person which is not a corporation, 10% or more of the equity interest)
         of which is beneficially owned or held by the Borrower. The term
         "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting stock, by contract or otherwise;

                  "Applicable Commitment Percentage" means, at any time for each Lender with respect to the Total Credit Commitment (including its Participations and its obligations hereunder to Issuing Bank to acquire Participations), a fraction (expressed as a percentage), (A) the numerator of which shall be the sum of such Lender's Revolving
         Credit Commitment and Term Loan Commitment at such date of determination (which as of the Closing Date are set forth on Exhibit A attached hereto and incorporated herein by reference), and (B) the denominator of which shall be the Total Credit Commitment at such date of determination; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section
         14.1 hereof;

                  "Applicable Currency" means, as to any particular Loan, Dollars or French Francs, as designated (in the case of Loans and Advances) in the Borrowing Notice applicable to such Loan;

                  "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained;

                  "Applicable Margin" and "Applicable Unused Fee" means that percent per annum set forth in the table below, which shall be (A) determined as of each Determination Date based upon the computations set forth in the compliance certificates delivered to the Agent pursuant to Sections 9.1(a)(ii) and 9.1(b)(ii) hereof, subject to review and approval of such computations by the Agent, and delivered to the Agent not later than the time set forth in Sections 9.1(a) and 9.1(b) hereof (the "Compliance Date") and (B) applicable to all Fixed
         Rate Loans made, renewed or converted, Letters of Credit outstanding and any Unused Fee due and payable, on or after the most recent
         Compliance Date to occur based upon the Consolidated Leverage Ratio for the Four-Quarter Period then ended, as specified below:

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
                                           Applicable Margin for
                                            Fixed Rate Loans and     Applicable Margin    Applicable
             Consolidated                   for Letter of Credit         for Base           Unused
            Leverage Ratio                         Fees                 Rate Loans           Fee

Greater than 3.00 to 1.00                          2.50%                    1.00%            .500%

Less than or equal to 3.00 to
1.00 but greater than 2.50 to
1.00                                               2.00%                    .500%            .375%

Less than or equal to 2.50 to
1.00 but greater than 2.00 to
1.00                                               1.25%                       0%            .250%

Less than or equal to 2.00 to                      1.00%                       0%            .250%
1.00


         ; provided, however, the Applicable Margin for Eurodollar Loans and Letter of Credit Fees shall be 2.50% and the Applicable Unused Fee shall be 0.500% from the Closing Date to the Compliance Date immediately following June 30, 1998;

                  "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit executed by the Borrower from time to time and delivered to Issuing Bank to support the issuance of Letters of Credit;

                  "Asset Disposition" means any voluntary disposition, whether by sale, lease or transfer, other than as permitted under Section 10.4 hereof, of (a) any or all of the assets, excluding cash and cash equivalents, of the Borrower or its Subsidiaries, and (b) any of the capital stock, or securities or investments exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, any of the capital stock of any Subsidiary (other than a disposition to a Guarantor;

                  "Assignment and Amendment" has the meaning given to such term in the recitals hereto;

                  "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B attached hereto and incorporated herein by reference (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 14.1;

                  "A$" mean dollars constituting legal tender for the payment of public and private debts in Australia;

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                  "Authorized Representative" means any of the Chairman,
         President, Executive Vice Presidents, Senior Vice Presidents or Vice Presidents of the Borrower and, with respect to financial matters, the Chief Financial Officer, Vice President-Finance or Controller of the Borrower or any other person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form attached hereto as Exhibit C and incorporated herein by reference;

                  "Base Rate" means the per annum rate of interest equal to the sum of (a) the greater of (i) the Prime Rate or (ii) the Federal Funds Rate plus one-half of one percent (0.5%) plus (b) the Applicable Margin. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate;

                  "Base Rate Loan" means any Revolving Loan for which the rate of interest is determined by reference to the Base Rate;

                   "BEC" means BEC Group, Inc., a Delaware corporation, and after the date of effectiveness of the amendment to its Certificate of Incorporation changing the name of the corporation, Lumen Technologies, Inc., a Delaware corporation;

                  "Bill Bass" means Bill Bass Optical Pty. Ltd.;

                  "Bill of Sale" means that certain Bill of Sale and Assignment Agreement between the Borrower and BEC dated as of March 11, 1998, substantially in the form attached to the Merger Agreement pursuant to which certain assets and liabilities of BEC were assigned and sold to the Borrower;

                  "Board" means the Board of Governors of the Federal Reserve System (or any successor body);

                  "Bolle America" means Bolle America, Inc., a Delaware corporation;

                  "Bolle Asia" means Bolle Asia Ltd.;

                  "Bolle Australia Acquisition" means the acquisition by the Borrower or a wholly owned Subsidiary of at least seventy-five percent (75%) of the issued and outstanding shares of Bill Bass, all of the issued and outstanding shares of Parkhurst and Bolle Asia and the remaining unowned issued and outstanding shares of Bolle Sunglasses pursuant to the Bolle Australia Share Purchase Agreement for an aggregate purchase price not to exceed A$5,687,500.00 in cash and shares of Common Stock having an aggregate market value of approximately A$3,500,000.00;

                  "Bolle Australia Share Purchase Agreement" means that certain Share Purchase Agreement intended to be entered into on or before June 30, 1998 between the Borrower

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         and certain individual shareholders of Bolle Australia, as amended from time to time, but at all times in form and substance reasonably acceptable to the Agent and the Lenders;

                  "Bolle France" means Holding B.F., a corporation governed by the laws of France;

                  "Bolle SAS" means Etablissements Bolle, a company governed by the law of France;

                  "Bolle Sunglasses" means Bolle Sunglasses Ltd. (UK), a limited liability company governed by the laws of England.

                  "Bolle UK" means Bolle UK Limited, a limited liability company governed by the laws of England;

                  "Bolle UK Acquisition" means the acquisition by Bolle or a wholly owned Subsidiary of all of the issued and outstanding capital shares of Bolle UK pursuant to the Bolle UK Share Purchase Agreement for an aggregate purchase price not to exceed (pound)1,000,000.00 in cash and $125,000 in average closing price (as determined in the Bolle UK Share Purchase Agreement) of shares of Common Stock each year for three years starting on the effective date of the Bolle UK Acquisition;

                  "Bolle UK Share Purchase Agreement" means that certain Share Purchase Agreement intended to be entered into on or before June 30, 1998 between the Borrower and certain individual shareholders of Bolle UK, as amended from time to time, but at all times in form and substance reasonably acceptable to the Agent and the Lenders;

                  "Bolle Warrants" means those warrants to purchase shares of capital stock of the Borrower granted in exchange for the surrender of certain existing warrants to purchase shares of BEC capital stock, each in the form filed as an exhibit to the Borrower's registration statement on Form S-1, registration number 333-40279;

                  "Borrower's Account" means demand deposit account number [__________] with the Agent, or any successor account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent;

                  "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with the Advance of the Term Loan or an Advance under the Revolving Credit Facility, in the form attached hereto as Exhibit D and incorporated herein by reference;

                  "Business Day" means, (i) with respect to any Base Rate Loan, any day which is not a Saturday, Sunday or a day on which banks in the State of New York or State of North Carolina are authorized or obligated by law, executive order or governmental decree to be closed,
         (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day, as described in clause (i) above, and on which the relevant international

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         financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina and (iii) with respect to any FF LIBOR Rate Loan, any day which is a Business Day, as described in clause (i) above, and on which the relevant international finance markets are open for the transaction of business contemplated by this Agreement in Paris, France, New York, New York and Charlotte, North Carolina;

                  "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period the sum of (without duplication)
         (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as permitted under the Loan Documents as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to
         Section 9.1(a) or (b) hereof, and (ii) with respect to any Capital Lease entered into by the Borrower or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in Section 9.1(a) hereof), all the foregoing in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                  "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP, including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof, applied on a Consistent Basis;

                  "Cash Collateral Account Agreement" means a Cash Collateral Account Agreement in the form of Exhibit K-2 between the Borrower and the Agent;

                  "Certificate of Designation" means either or both of the Series A Certificate of Designation and the Series B Certificate of Designation;

                  "Change in Consolidated Working Capital" means, with respect to any determination thereof as at the end of any Fiscal Year of the Borrower, the result obtained, expressed as a positive or negative number as appropriate, by subtracting from Consolidated Working Capital as at such date the amount of Consolidated Working Capital as at the end of the immediately preceding Fiscal Year of the Borrower;

                  "Change of Control" shall have the meaning given to such term in Section 10.16 hereof;

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                  "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in Section 7.1 hereof have been satisfied or waived;

                  "Code" means the Internal Revenue Code of 1986, as amended, any successor provision or provisions and any regulations promulgated thereunder;

                  "Collateral" means the collateral described in the Security Instruments;

                  "Collateral Assignment of Option Agreement" means that certain Collateral Assignment dated as of the Closing Date by the Borrower in favor of the Agent and acknowledged and consented to by The Lantis Corporation, pursuant to which the Borrower has collaterally assigned all of its rights and interests under the Option Agreement to the Agent for the benefit of the Lenders;

                  "Commercial Letter of Credit" means an irrevocable documentary letter of credit issued hereunder for the account of the Borrower; provided that the expiry date of a Commercial Letter of Credit shall not be later than six (6) months subsequent to the date of issuance thereof;

                  "Common Stock" means the common stock, par value $.01 per share, of the Borrower;

                  "Compliance Date" has the meaning assigned to such term in the definition of "Applicable Margin" in this Section 1.1;

                  "Consistent Basis" in reference to the application of Generally Accepted Accounting Principles means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in Section 8.6(a) hereof;

                  "Consolidated Current Assets" means cash and all other assets of the Borrower and its Subsidiaries which would be classified as a current asset as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis;

                  "Consolidated Current Liabilities" means all liabilities of the Borrower and its Subsidiaries which would be classified as a current liability as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income, (iv) amortization, and (v) depreciation less the amount of any change during the immediately preceding Fiscal Year resulting from the evaluation as required by GAAP of the Borrower's investment in Eyecare Products and less up to $3,750,000 in charges related to the change

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         from purchase accounting of certain items previously included in the financial statements of the Borrower under accrued liabilities and long term liabilities, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis;

                  "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries for the period of computation thereof, the ratio of (i) Consolidated EBITDA for such period less Capital Expenditures for such period to (ii) Consolidated Fixed Charges for such period; provided, however that for each of the first five fiscal quarters ending after the date on which any Permitted Acquisition is effective, the Consolidated Fixed Charge Ratio shall be calculated through the end of and including such fiscal quarter on a pro forma basis giving effect to such Permitted Acquisition for the entire Four-Quarter Period being computed.

                  "Consolidated Fixed Charges" means, with respect to Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Interest Expense, less interest expense incurred with respect to the Subordinated Debt but not payable in cash, during such period, (ii) the principal amount of Consolidated Funded Indebtedness due and payable during such period,
         (iii) all cash dividends and other cash distributions (other than distributions in the form of any stock (including without limitation capital stock of the Borrower), security, note or other instrument) paid during such period (regardless of when declared) on any shares of capital stock of the Borrower then outstanding, including without limitation its Common Stock and (iv) all payments under Capital Leases made during such period, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis;

                  "Consolidated Funded Indebtedness" means, with respect to the Borrower and its Subsidiaries, at any time as of which the amount thereof is to be determined, the sum of (i) Indebtedness for Money Borrowed of the Borrower and its Subsidiaries at such time and (ii) the face amount of all outstanding letters of credit issued for the account of the Borrower or any of its Subsidiaries and all obligations (to the extent not duplicative) arising under such letters of credit, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis;

                  "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including, without limitation, fees payable in respect of a Swap Agreement) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense and (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis;

                  "Consolidated Leverage Ratio" means, as of the date of computation thereof, the ratio of (i) Consolidated Funded Indebtedness (as determined as at such date) minus the

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         FG Mortgage Debt (as determined at such date) to (ii) Consolidated
         EBITDA (for the Four-Quarter Period ending on (or most recently prior to) such date); provided, however that for each of the first five fiscal quarters ending after the date on which any Permitted Acquisition is effective, the Consolidated Leverage Ratio shall be calculated through the end of and including such fiscal quarter on a pro forma basis giving effect to such Permitted Acquisition for the entire Four-Quarter Period being computed.

                  "Consolidated Net Income" means, for any period of computation thereof, the gross revenues from operations of the Borrower and its Subsidiaries (including payments received by the Borrower and its Subsidiaries of (i) interest income, and (ii) dividends and distributions made in the ordinary course of their businesses by Persons in which investment is permitted pursuant to this Agreement and not related to an extraordinary event) less all operating and non-operating expenses (not related to extraordinary events) of the Borrower and its Subsidiaries including taxes on income, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; but (A) excluding (for all purposes other than (x) compliance with Section 11.3 hereof and (y) the computation of Consolidated EBITDA utilized to determine Excess Cash
         Flow) in such calculation (1) the amount of any material net gains on the sale, conversion or other disposition of capital assets (other than the common stock of Eyecare Products), (2) the amount of any material net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Subsidiaries, (3) the amount of any material net gains on the collection of proceeds of life insurance policies, (4) any write-up of any asset, and (5) any other net gain of an extraordinary nature and
         (B) excluding (for all purposes other than compliance with Section
         11.3 hereof) all proceeds of the sale of the AAi Preferred Stock, all as determined in accordance with GAAP applied on a Consistent Basis;

                  "Consolidated Net Worth" means at any time as of which the amount thereof is to be determined, the sum of the following in respect of the Borrower and its Subsidiaries (determined on a consolidated basis and excluding intercompany items among the Borrower and its Subsidiaries and any upward adjustment after the Closing Date due to revaluation of assets): (i) the amount of issued and outstanding share capital, plus (ii) the amount of additional paid-in capital and retained income (or, in the case of a deficit, minus the amount of such deficit), plus (iii) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment) minus (iv) the amount of any treasury stock, all as determined in accordance with GAAP applied on a Consistent Basis;

                  "Consolidated Pretax Income" means, for any period of computation thereof, Consolidated Net Income plus all taxes on income of the Borrower and its domestic Subsidiaries, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis;

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                  "Consolidated Total Assets" means, as at any time of
         calculation thereof, the net book value of all assets of the Borrower and its domestic Subsidiaries as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis;

                  "Consolidated Working Capital" means, as of any date on which the amount thereof is to be determined, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

                  "Contingent Obligation" of any Person means all contingent liabilities (other than obligations of the Borrower and its Subsidiaries with respect to the fulfillment of purchase orders issued in the ordinary course of business) required (or which, upon the creation or incurring thereof, would be required) to be included in the consolidated financial statements (including footnotes) of such Person in accordance with GAAP applied on a Consistent Basis, including Statement No. 5 of the Financial Accounting Standards Board, and except with respect to the calculation of Contingent Obligations as required under the definition of "Solvent," any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

                            (i) to purchase such Indebtedness or other
                  obligation or any property or assets constituting security therefor;

                           (ii) to advance or supply funds in any manner (A)
                  for the purchase or payment of such Indebtedness or other obligation, or (B) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

                           (iii) to grant or convey any Lien, security
                  interest, pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

                           (iv) to lease property or to purchase securities or
                  other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

                           (v) otherwise to assure the owner of the
                  Indebtedness or such obligation of the primary obligor against loss in respect thereof.

         ; provided, however, "Contingent Obligation" shall not include any obligation which is required to be disclosed as a liability in the financial statements (or footnotes thereto) of the Borrower pursuant to Statements Nos. 123 or 107 of the Financial Accounting Standards Board. With respect to Contingent Obligations, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the

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         time, represent the present value of the amount which can
         reasonably be expected to become an actual or matured liability;

                  "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Sections 2.11 or 3.11 hereof of a Fixed Rate Loan of one Type as a Fixed Rate Loan of the same Type from one Interest Period to the next Interest Period.

                  "Control Subsidiary" means any entity not constituting a Subsidiary hereunder but which would otherwise be included as a subsidiary of the Borrower for consolidated financial reporting purposes in accordance with GAAP;

                  "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 2.11 or 3.11 or Article V of one Type of Loan into another Type of Loan.

                  "Core Business" means, with respect to the Borrower and its Subsidiaries, the business of manufacturing, subcontracting, selling, distributing and marketing active lifestyle products, including sunglasses, sport related eyewear, military and industrial protective eyewear and nonprescription eyeglasses (including frames, accessories and other parts thereof);

                  "Deed of Trust" means, collectively (or individually as the context may indicate), each deed of trust or mortgage or similar agreement executed by the Borrower or any Subsidiary (whether of even date herewith or delivered after the Closing Date pursuant to Article VI or Section 9.21 hereof) in favor of the Agent in the form of Exhibit H attached hereto and incorporated herein by reference, each as from time to time amended, supplemented or replaced;

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder;

                  "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to each FF LIBOR Rate Loan, a rate of two percent (2%) above the FF LIBOR Rate applicable to such Loan, (iii) with respect to Base Rate Loans, at a rate of interest per annum which shall be two percent (2%) above the Base Rate, and (iv) in any case, the maximum rate permitted by law, if lower;

                  "Determination Date" means the last day of each fiscal quarter of the Borrower;

     "Direct Foreign Control Subsidiary" means any direct Foreign Control Subsidiary of the Borrower or a Domestic Subsidiary;

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                  "Direct Foreign Subsidiary" means any direct Foreign
         Subsidiary of the Borrower or a Domestic Subsidiary;

                  "Disbursing Bank" means any banking institution approved by the Agent located within France;

                  "Dollar Equivalent Amount" means, on any date, the amount of Dollars into which a French Franc amount would be converted based on the Spot Rate of Exchange on such date;

                  "Dollar Loan" means any Revolving Loan denominated in Dollars;

                  "Dollar Value" means (a) with respect to any Dollar Loan, the Dollar amount of such Loan, (b) with respect to any FF Revolving Loan and the Term Loan, the Dollar Equivalent Amount of such Loan, and (c) with respect to any Letter of Credit, the Dollar amount of all Letter of Credit Outstandings attributable to such Letter of Credit, all as recorded in the Agent's records pursuant to Section 2.2(b)(iv) and 3.1(b) hereof;

                  "Dollars" and the symbol "$" mean dollars constituting legal tender for the payment of public and private debts in the United States;

                  "Domestic Control Subsidiary" means any Control Subsidiary which is organized under the laws of one of the states comprising the United States of America, any territory thereof or the District of Columbia;

                  "Domestic Subsidiary" means any Subsidiary that is organized under the laws of one of the states comprising the United States of America, any territory thereof or the District of Columbia;

                  "Eligible Assignee" means (i) a Lender; (ii) an affiliate of a Lender; and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 12.1 hereof, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower within five Business Days after written notice of such proposed assignment has been provided by the assigning Lender to the Borrower; provided, however, that (a) if such Person is a foreign entity, it must have a zero rate of withholding and (b) neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee;

                  "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

                           (i)      Government Securities;

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                           (ii) obligations of any corporation organized under
                  the laws of any state of the United States or under the laws of any other nation, payable in the United States, expressed to mature not later than 90 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

                           (iii) interest bearing demand or time deposits
                  issued by any Lender or certificates of deposit, bankers acceptances and other "money market instruments" maturing within one hundred eighty (180) days from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $1,000,000;

                           (iv) prime commercial paper of the Agent, each
                  Lender or their respective affiliates, and prime commercial paper rated P-1 by Moody's, or A-1 by S&P;

                           (v)      Repurchase Agreements;

                           (vi)     Municipal Obligations;

                  "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or is assumed by the Borrower in connection with any Acquisition or any of its ERISA Affiliates or (b) has at any time since November 1, 1995 been maintained for the employees of the Borrower or any current or former ERISA Affiliate;

                  "Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law;

                  "Equity Offering" means a public or private offering of equity securities (including, without limitation, any security or investment not constituting Indebtedness exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, equity securities) of the Borrower or any Subsidiary (other than securities issued to the Borrower or another Subsidiary); provided, however, the term "Equity Offering" shall not include (i) the portion of any such offering that does not result in any Net Proceeds to the Borrower or any Subsidiary and (ii) any issuance of equity securities in connection with the exercise of stock options or warrants granted to, or purchase of restricted stock by, eligible participants under the Stock Option Plan;

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                  "ERISA" means the Employee Retirement Income Security Act of
         1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder;

                  "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of
         Section 414(b) and (c) of the Code;

                  "Eurodollar Rate" means the interest rate per annum determined pursuant to the following formula:


         Eurodollar Rate =  Interbank Offered Rate      Applicable
                           ------------------------  +    Margin
                            1 - Reserve Requirement




                  "Eurodollar Rate Loan" means any Revolving Loan that bears interest at the Eurodollar Rate;

                  "Event of Default" means any of the occurrences set forth as such in Section 12.1 hereof;

                  "Excess Cash Flow" means, with respect to the Borrower and its Subsidiaries for any Fiscal Year, the difference of (i) Consolidated EBITDA for such period (including therein any net gain or loss, as applicable, of an extraordinary nature otherwise excluded from the calculation thereof in the definition of "Consolidated Net Income") minus (ii) the sum of (A) the Change in Consolidated Working Capital as at the end of such Fiscal Year, provided any positive Change in Consolidated Working Capital shall not exceed $2,500,000 for any Fiscal Year, plus (B) Capital Expenditures, plus (C) Consolidated Interest Expense, plus (D) required principal payments on Consolidated Funded Indebtedness and optional prepayments of the Term Loan, plus
         (E) taxes on income accrued during such period, plus (F) all cash paid as part of the cost of any Acquisition plus (G) all amounts included in the calculation of Consolidated EBITDA for the purposes of this definition to the extent such amounts are subject to the mandatory prepayment provisions of Section 2.6(a), (b), (c) or (e) hereof;

                  "Existing Credit Agreement" has the meaning given to such term in the recitals hereto;

                  "Existing Indebtedness" means the Indebtedness for Money Borrowed of the Borrower described on Schedule 10.1 giving effect to the Assignment and Amendment;

                  "Eyecare Products" means Eyecare Products Plc, a public liability company incorporated in England (Registration Number 2158452);

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                  "Facilities" means the Term Loan Facility, the Revolving
         Credit Facility and the Letter of Credit Facility;

                  "Facility Termination Date" means such date as all of the following shall have occurred: (a) the Borrower shall have permanently terminated the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings and Letter of Credit Outstandings, together with all accrued and unpaid interest thereon, except for such issued and undrawn Letters of Credit as have been fully cash collateralized in a manner consistent with the terms of Section 12.1(l)(B), (b) the Borrower shall have paid all Term Loan Outstandings in full, together with all accrued and unpaid interest thereon, (c) all Swap Agreements shall have been terminated, expired or cash collateralized, (d) all Term Loan Commitments, Revolving Credit Commitments and Letter of Credit Commitments shall have terminated or expired and (e) the Borrower shall have fully, finally and irrevocably paid and satisfied in full all Obligations (other than Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement);

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent in a commercially reasonable manner;

                  "FF Equivalent Amount" means, on any date, the amount of French Francs into which a Dollar amount would be converted based on the applicable Spot Rate of Exchange on such date.

                  "FF LIBOR Rate" means the interest rate per annum calculated according to the following formula:


                  FF      =  Interbank Offered Rate      Applicable
              LIBORRate     ------------------------  +    Margin
                            1 - Reserve Requirement



                  "FF LIBOR Rate Loans" means any FF LIBOR Rate Revolving Loans and any Segment;

                  "FF LIBOR Rate Revolving Loans" means any Revolving Loan that bears interest at the FF LIBOR Rate;

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                  "FF Loan" means the Term Loan and any FF Revolving Loan;

                  "FF Rate Revolving Loan Valuation Date" shall have the meaning ascribed to such term in Section 3.1(b) hereof;

                  "FF Revolving Loan" means any Revolving Loan denominated in French Francs;

                  "FF Revolving Loan Outstandings" means, as of any date of determination, the aggregate principal amount of all FF Revolving Loans then outstanding;

                  "FF Revolving Loan Valuation Date" has the meaning ascribed to such term in Section 3.1(b) hereof;

                  "FG Mortgage Debt" means all Indebtedness of the Borrower assumed thereby pursuant to the Bill of Sale and initially incurred by ORC Management and secured by that certain Deed of Trust and Security Agreement dated as of March 31, 1995 by Foster Grant Group, L.P. in favor of Wells Fargo (Texas), N.A., successor by merger to First Interstate Bank of Texas, N.A., as amended;

                  "Fiscal Year" means the twelve (12) month fiscal period of the Borrower ended December 31 of each calendar year;

                  "Fixed Rate Loan" means any Fixed Rate Revolving Loan and any Segment;

                  "Fixed Rate Revolving Loan" means any Eurodollar Rate Loan and any FF LIBOR Rate Revolving Loan;

                  "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan;

                  "Foreign Control Subsidiary" means any Control Subsidiary organized under the laws of any jurisdiction other than one of the states comprising the United States of America, any territory thereof or the District of Columbia;

                  "Foreign Subsidiary" means any Subsidiary organized under the laws of any jurisdiction other than one of the states comprising the United States of America, any territory thereof or the District of Columbia;

                  "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower taken together as one accounting period;

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                  "French GAAP" those generally accepted accounting principles which from time to time have substantive authoritative support in France and are applicable in the circumstances as of the date of delivery of any applicable financial statements hereunder;

                  "French Francs" or "FF" means the official currency of France;

                  "GAAP" or "Generally Accepted Accounting Principles" means those generally accepted principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the Accounting Principles Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended, subject to compliance at all times with Section 1.2 hereof;

                  "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America;

                  "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether a state of the United States, the United States or foreign nation, state, province or other governmental instrumentality;

                  "Guarantor" means Bolle America, ORC Management and any other Domestic Subsidiary now existing or hereafter created or acquired;

                  "Guaranty" means, collectively (or individually as the context may indicate), (i) the Second Amended and Restated Guaranty Agreement executed by Bolle America and ORC Management on the Closing Date and (ii) each Guaranty Agreement executed by a Guarantor (whether of even date herewith or delivered after the Closing Date pursuant to
         Section 9.21 hereof and whether executed individually or jointly and severally with other Guarantors) in favor of the Agent guaranteeing in whole or in part the payment of the Obligations, substantially in the form of Exhibit E attached hereto and incorporated herein by reference, as from time to time amended, supplemented or replaced;

                  "Hazardous Material" means and includes any pollutant, contaminant, or hazardous, toxic or dangerous waste, substance or material (including without limitation petroleum products, asbestos-containing materials and lead), the generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law;

                  "Hedging Obligations" means any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or

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         acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, currency exchange rates or forward rates applicable to such party's commodities, assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements, and forward commodity price options, puts, warrants and those commonly known as commodity "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing;

                  "Indebtedness" of a Person shall mean, without duplication,
         (i) all Indebtedness for Money Borrowed, (ii) obligations of such Person arising under acceptance facilities, (iii) the undrawn face amount of, and unpaid reimbursement obligations in respect of, all letters of credit issued for the account of such Person, (iv) all obligations of such Person upon which interest charges are customarily paid, other than trade payables incurred in the ordinary course of business, operating leases and taxes, (v) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (vi) all executory obligations of such Person in respect of Hedging Obligations and (vii) all Contingent Obligations in respect of Indebtedness of other Persons;

                  "Indebtedness for Money Borrowed" means for any Person all indebtedness in respect of money borrowed, including without limitation all Capital Leases and the deferred purchase price of any property or asset, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money, other than trade payables incurred in the ordinary course of business (including, but not limited to all conditional sales or similar title retention agreements);

                  "Intellectual Property" has the meaning given to such term in
         Section 8.13 hereof;

                  "Intellectual Property Assignments" means those certain Assignments of Patents, Trademarks, Copyrights and Licenses in the form attached to the Intellectual Property Security Agreement as Exhibit A, to be filed upon acceleration of the Obligations hereunder, as from time to time amended, supplemented or replaced;

                  "Intellectual Property Security Agreement" means, collectively (or individually as the context may indicate), (i) the Second Amended and Restated Intellectual Property Security Agreement dated as of the Closing Date executed by the Borrower and its Domestic Subsidiaries and (ii) each other Intellectual Property Security Agreement executed by the Borrower or a Domestic Subsidiary (whether of even date herewith or delivered after the Closing Date pursuant to
         Article VI or Section 9.21 hereof and whether executed individually or jointly and severally with other Subsidiaries) in favor of the Agent

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         to collaterally secure payment and performance of its respective obligations hereunder and under the Guaranty, as applicable, substantially in the form of Exhibit M attached hereto and incorporated herein by reference, as from time to time amended, supplemented or replaced;

                  "Interbank Offered Rate" means,

                           (i) for any Eurodollar Rate Loan for any Interest
                  Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%); and

                           (ii) for any FF LIBOR Rate Loan for any Interest
                  Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3740 (or any successor page) as the London interbank offered rate for deposits in French Francs at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any FF LIBOR Rate Loan, the rate determined by the Agent in its reasonable sole discretion;

                  "Intercompany Notes" means those notes from time to time evidencing Indebtedness owed to the Borrower or any Domestic Subsidiary of the Borrower from any foreign Subsidiary in an aggregate amount not in excess of FF 204,171,000, substantially in the form of Exhibit T hereto;

                  "Intercompany Note Assignment" means that certain Amended and Restated Collateral Assignment of Intercompany Notes between the Borrower, certain Subsidiaries and the Agent for the benefit of the Lenders dated as of the date hereof in the form of Exhibit S hereto and incorporated herein by reference;

                  "Interest Period" for each Fixed Rate Loan means a period commencing on the date such Fixed Rate Loan is made or converted and each subsequent period commencing on the last day of the immediately preceding Interest Period for such Fixed Rate Loan, and

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         ending, at the Borrower's option, on the date one, two, three or six months thereafter as notified to the Agent by the Authorized Representative three (3) Business Days prior to the beginning of such Interest Period; provided, that,

                                    (A) if the Authorized Representative fails
                           to notify the Agent of the length of an Interest Period three (3) Business Days prior to the first day of such Interest Period, the Interest Period for such Loan shall be deemed to be one month;

                                    (B) if an Interest Period for a Fixed Rate
                           Loan would end on a day which is not a Business Day such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

                                    (C) any Interest Period which begins on the
                           last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                                    (D)     no Interest Period shall extend
                           past the Revolving Credit Termination Date or the Term Loan Termination Date;

                                    (E) on any day, with respect to all Loans,
                           there shall be not more than eight (8) Interest Periods in effect;

                  "Interest Rate Selection Notice" means the notice delivered by an Authorized Representative in connection with the election of a subsequent interest period for any Fixed Rate Loan or the conversion of any Eurodollar Rate Loan into a Base Rate Loan or the conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of Exhibit F attached hereto and incorporated herein by reference;

                  "Issuing Bank" means NationsBank, or any successor or replacement bank, as issuer of Letters of Credit in accordance with
         Article 4 hereof;

                  "Landlord Waivers" means, collectively, each of the Landlord Waivers delivered by the landlord of each material facility leased by the Borrower and any Guarantor listed on Schedule 1 hereto or arising after the Closing Date and delivered by the Borrower and the Guarantors, as applicable, pursuant to Article VI or Section 9.21 hereof, substantially in the form of Exhibit P hereto and incorporated herein by reference;

                  "LC Account Agreement" means the LC Account Agreement dated as of the date hereof between the Borrower and the Agent in the form of Exhibit K-1 hereto, as amended, supplemented or replaced from time to time;

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                  "Lease Assignments" means, collectively, each Collateral
         Assignment of Lease assigning to the Agent each material facility lease of the Borrower and any Guarantor listed on Schedule 1 hereto or entered into after the Closing Date and delivered by the Borrower and the Guarantors, as applicable, pursuant to Article VI hereof to collaterally secure the Borrower's Obligations and the Guarantors' Obligations under the Guaranty, substantially in the form of Exhibit Q hereto and incorporated herein by reference;

                  "Letter of Credit" means any Standby Letter of Credit or Commercial Letter of Credit issued by Issuing Bank for the account of the Borrower as described in Article IV hereof;

                  "Letter of Credit Commitment" means with respect to each Lender, the obligation of such Lender to acquire Participations up to an aggregate stated amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement;

                  "Letter of Credit Facility" means the facilities described in
         Article IV hereof providing for the issuance by Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment;

                  "Letter of Credit Outstandings" means all undrawn amounts of Letters of Credit plus Reimbursement Obligations;

                  "License Agreement" means, collectively (or individually as the context may indicate), (i) that certain Distributorship Agreement dated December 15, 1992, as amended thereafter and amended as of July 10, 1997 by that certain Amendment to Distributorship Agreement, each between Bolle America and Bolle SNC pursuant to which Bolle America has received a worldwide unrestricted, non-exclusive license to all of the trademarks, copyrights and patents of Bolle France, and (ii) each other similar distributorship or license agreement to which the Borrower or a Subsidiary is a party relating to the trademarks, copyrights or patents of Bolle France, in each case which license agreements shall permit the assignment thereof to the Agent for the benefit of the Lenders and each of its further assignees pursuant to the Intellectual Property Security Agreement and the Intellectual Property Assignments and shall have a scheduled expiration or termination date occurring on or after the Scheduled Maturity Date;

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owners of any property which either of them have acquired or hold subject to a

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         conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes;

                  "Loan" or "Loans" means any of the Revolving Loans or the Term Loan;

                  "Loan Documents" means this Agreement, the Notes, the Guaranty, the Security Instruments and all other instruments and documents now or hereafter executed or delivered to and in favor of any Lender or the Agent in connection with the Loans or the Letters of Credit made, issued or created under this Agreement, all as from time to time amended, supplemented or replaced;

                  "Management Services Agreement" means that certain Management Services Agreement between the Borrower and BEC substantially in the form attached to the Merger Agreement;

                  "Material Adverse Effect" means a material adverse effect on the business, properties, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries on a consolidated basis;

                  "Material Subsidiary" means any direct or indirect Domestic Subsidiary of the Borrower which (i) has total assets equal to or greater than 5% of Consolidated Total Assets (calculated as of the most recent fiscal period with respect to which the Agent shall have received financial statements required to be delivered pursuant to Sections 9.1(a) or (b) (or if prior to delivery of any financial statements pursuant to such Sections, then calculated with respect to the Fiscal Year end financial statements referenced in Section 8.6 hereof) (the "Required Financial Information")) or (ii) has pretax income equal to or greater than 5% of Consolidated Pretax Income (each calculated for the most recent period for which the Agent has received the Required Financial Information); provided, however, that notwithstanding the foregoing, the term "Material Subsidiaries" shall mean domestic Subsidiaries of the Borrower that together with the Borrower have assets equal to not less than 95% of Consolidated Total Assets (calculated as described above) and net income of not less than 95% of Consolidated Pretax Income (calculated as described above); provided further that if more than one combination of domestic Subsidiaries satisfies such threshold, then those Subsidiaries so determined to be "Material Subsidiaries" shall be specified by the Borrower;

                  "Moody's" means Moody's Investors Service, Inc.;

                  "Mortgages Over Shares" means (i) that certain Mortgage Over Shares of even date herewith by the Borrower in favor of the Agent with respect to the shares of Eyecare Products and (ii) that certain Mortgage Over Shares of even date herewith by the Borrower in favor of the Agent with respect to the shares of Tavister.

                  "Mortgaged Property" means certain real property subject to the FG Mortgage Debt;

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                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years;

                  "Municipal Obligations" means general obligations issued by, and supported by the full taxing authority of, any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated, in their capacity as issuer of general obligations, in the highest investment rating category by both S&P and Moody's;

                  "NMS" means NationsBanc Montgomery Securities LLC and its successors;

                  "Net Proceeds" (a) from any Equity Offering means cash payments received by the Borrower therefrom as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance; and (b) from any Asset Disposition or option exercised under the Option Agreement means cash payments received by the Borrower therefrom (including any cash payments received pursuant to any note or other debt security received in connection with any Asset Disposition) as and when received, net of
         (i) all legal fees and expenses and other fees and expenses paid to third parties and incurred in connection therewith, (ii) all taxes required to be paid or accrued as a consequence of such sale and (iii) with respect to an Asset Disposition only, amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed;

                  "Notes" means, collectively, the Term Notes and the Revolving Notes;

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations, (iii) all liabilities of Borrower to any Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obliga tions, liabilities and Indebtedness of the Borrower to the Lenders or the Agent hereunder, under any one or more of the other Loan Documents or otherwise with respect to the Loans;

                  "Operating Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement, limited partnership agreement of such entity;

                  "Option Agreement" means that certain Option Agreement dated November 14, 1996 between the Borrower and The Lantis Corporation, as amended from time to time;

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                  "ORC Management" means ORC Management Corporation, a Delaware corporation;

                  "Organizational Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization or certificate of limited partnership of such entity;

                  "Outstandings" means, at any time of determination, the sum of the Term Loan Outstandings, the Revolving Credit Outstandings and the Letter of Credit Outstandings;

                  "Parkhurst" means Parkhurst Oaks Ltd.;

                  "Participation" means, with respect to any Lender (other than Issuing Bank), the extension of credit represented by the participation of such Lender hereunder in the liability of Issuing Bank in respect of a Letter of Credit issued by Issuing Bank in accordance with the terms hereof;

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto;

                  "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which is, or was since October 16, 1992, maintained for employees of the Borrower or any ERISA Affiliate;

                  "Permitted Acquisition" means the Bolle Australia Acquisition and the Bolle UK Acquisition if consummated and effective on or prior to June 30, 1998 pursuant to the Share Purchase Agreements and as to which all applicable conditions specified in Section 7.1 and Section
         7.2 hereof shall have been satisfied;

                  "Permitted Indebtedness" has the meaning assigned to such term in Section 10.1 hereof;

                  "Permitted Liens" has the meaning assigned to such term in
         Section 10.2 hereof;

                  "Person" means an individual, partnership, corporation, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof;

                  "Pledged Stock" means (i) all of the capital stock and related rights and interests directly or indirectly owned by the Borrower of each direct and indirect Domestic Subsidiary and Domestic Control Subsidiary, (ii) all of the capital stock and related rights and interests of Eyecare Products Plc owned by the Borrower, (iii) all of the AAi

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         Preferred Stock (iv) 65% of the Voting Stock and 100% of the nonvoting capital stock and related interests and rights directly or indirectly owned by the Borrower of each Direct Foreign Subsidiary and Direct Foreign Control Subsidiary, and (v) 100% of the capital stock and related interests and rights directly or indirectly owned by the Borrower of any Foreign Subsidiary or Foreign Control Subsidiary to the extent such action would not result in any material adverse tax impact on the Borrower in each case now or hereafter pledged by the Borrower and certain Subsidiaries pursuant to the Stock Pledge Agreement;

                  "Preferred Stock" means, collectively, the Series A Preferred Stock and the Series B Preferred Stock;

                  "Prime Rate" means the per annum rate of interest established from time to time by NationsBank as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank to its customers;

                  "Principal Office" means the office of the Agent at NationsBank, National Association, Independence Center, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services, or such other office and address as the Agent may from time to time designate in writing;

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time;

                  "Regulatory Change" means any change in, or the adoption or making of new, United States Federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States Federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy, whether or not having the force of law, whether or not failure to comply therewith would be unlawful;

                  "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by Issuing Bank of proceeds of Loans pursuant to Section 4.2 hereof) for amounts theretofore paid by Issuing Bank pursuant to a drawing under such Letter of Credit;

                  "Repurchase Agreement" means a repurchase agreement entered into with (i) any financial institution whose debt obligations are rated "A" by either of S&P or Moody's or whose commercial paper is rated "A-1" by S&P or "P-1" by Moody's, or (ii) any Lender;

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                  "Required Lenders" means, as of any date, Lenders on such
         date having Credit Exposures (as defined below) aggregating in excess of 50% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal at all times (a) other than following the occurrence and during the continuance of an Event of Default, to the sum of its Revolving Credit Commitment and Term Loan Commitment, and (b) following the occurrence and during the continuance of an Event of Default, to the sum of (i) the amount of such Lender's Applicable Commitment Percentage of Term Loan Outstandings plus (ii) the aggregate principal amount of such Lender's Applicable Commitment Percentage of Revolving Credit Outstandings plus
         (iii) the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings; provided that, for the purpose of this definition only, (x) if any Lender shall have failed to fund its Applicable Commitment Percentage of any Advance, the Term Loan Commitment or Revolving Credit Commitment, as applicable, of such Lender shall be deemed reduced by the amount it so failed to fund for so long as such failure shall continue and such Lender's Credit Exposure attributable to such failure shall be deemed held by any Lender making more than its Applicable Commitment Percentage of such Advance to the extent it covers such failure, and if any Lender shall have failed to pay to the Issuing Bank upon demand its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to such Letter of Credit Outstandings shall be deemed to be held by Issuing Bank;

                  "Reserve Requirement" means, at any time, the maximum rate at which reserves (including without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against, in the case of Fixed Rate Loans, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which any Fixed Rate is to be determined or (ii) any category of extensions of credit or other assets which include Fixed Rate Loans. Fixed Rate Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the Agent. Fixed Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "Revolving Credit Commitment" means with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower and to purchase Participations up to an aggregate principal amount at any time outstanding equal to the amount set forth opposite each Lender's name on Exhibit A hereto as the same may be increased or decreased from time to time pursuant to this Agreement;

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                  "Revolving Credit Facility" means the facility described in
         Article III hereof providing for Revolving Loans to the Borrower by the Lenders in an aggregate principal amount equal to (i) the Revolving Credit Commitment, less (ii) the aggregate principal amount of Letter of Credit Outstandings;

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding;

                  "Revolving Credit Termination Date" means the earliest to occur of (i) March 11, 2001, or (ii) such earlier date of termination of the Lenders' obligations pursuant to Section 12.1 hereof upon the occurrence of an Event of Default, or (iii) such date as the Borrower may permanently terminate the Revolving Credit Facility by payment in full of all Obligations thereunder (including the discharge of all obligations of the Issuing Bank and the Lenders with respect to Letters of Credit and Participations) pursuant to Section 3.6 hereof;

                  "Revolving Loan" means a Loan made under the Revolving Credit Facility pursuant to Section 3.1 hereof;

                  "Revolving Loan Rate Adjustment Payment" shall have the meaning ascribed to such term in Section 3.1(b) hereof;

                  "Revolving Notes" means the amended and restated promissory notes of the Borrower evidencing the Revolving Loans executed and delivered to the Lenders as provided in Section 3.9 hereof substantially in the form of Exhibit J hereto, as amended, supplemented, or replaced from time to time;

                  "S&P" means Standard & Poor's Rating Group, a division of the McGraw Hill Company, Inc.;

                  "Scheduled Maturity Date" means March 11, 2003;

                  "Security Agreement" means, collectively (or individually as the context may indicate), (i) the Second Amended and Restated Security Agreement dated as of the date hereof by the Borrower and each Guarantor to the Agent, and (ii) any additional Security Agreement (whether of even date herewith or delivered after the Closing Date pursuant to Article VI or Section 9.21 hereof and whether executed individually or jointly and severally with other Subsidiaries) delivered to the Agent, in each case, substantially in the form attached hereto as Exhibit L, as such Security Agreement may be amended, supplemented or replaced from time to time.

                  "Security Instruments" means the Security Agreement, the Intellectual Property Security Agreement, the Stock Pledge Agreement, the Collateral Assignment of Option Agreement, the Deed of Trust, the Landlord Waivers, the Lease Assignments, the Intellectual Property Assignments, the Intercompany Note Assignment, the Subordination

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         Agreement and all other documents and agreements executed and delivered in connection herewith granting to the Lenders Liens on any assets of the Borrower or any Guarantor collaterally to secure payment and performance of the Obligations and obligations under the Guaranty;

                  "Segment" means a portion of the Term Loan with respect to which a particular interest rate is (or is proposed to be) applicable;

                  "Series A Certificate of Designation" means the designations, rights and preferences of the Series A Preferred Stock as set forth in the Amended and Restated Certificate of Incorporation of the Borrower filed by the Borrower with the Secretary of State of Delaware on or before the Closing Date;

                  "Series A Preferred Stock" means the 64,120 shares of Series A Preferred Stock originally issued on or about July 10, 1997 by the Borrower and containing such terms as are set forth in the Series A Certificate of Designation;

                  "Series B Certificate of Designation" means the Certificate of Designation of the Series B Preferred Stock of the Borrower filed by the Borrower with the Secretary of State of Delaware on or before the Closing Date;

                  "Series B Preferred Stock" means the 10,000 shares of Series B Preferred Stock issued by the Borrower on the Closing Date to each of the former holders of the Series A Preferred Stock issued by BEC on or about July 10, 1997 and containing such terms as are set forth in the Series B Certificate of Designation;

                  "Share Purchase Agreements" means, collectively, the Bolle Australia Share Purchase Agreement and the Bolle UK Share Purchase Agreement;

                  "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA and which is not a Multi-employer Plan;

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                           (i) the fair value of its assets (both at fair
                  valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including, without limitation, Contingent Obligations; and

                           (ii) it is then able and expects to be able to pay
                  its debts as they mature; and

                           (iii) it has capital sufficient to carry on its
                  business as conducted and as proposed to be conducted;

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                  "Spot Rate of Exchange" means (i) in determining the Dollar
         Equivalent Amount of a French Franc amount as of any date, the spot exchange rate determined by the Agent in accordance with its usual procedures for the purchase by the Agent of Dollars with French Francs at approximately 10:00 A.M. on the Business Day that is two (2) Business Days prior to such date, and (ii) in determining the FF Equivalent Amount of a Dollar amount on any date, the spot exchange rate as determined by the Agent in accordance with its usual procedures for the purchase by the Agent of French Francs with Dollars at approximately 10:00 A.M. on the Business Day that is two (2) Business Days prior to such date;

                  "Standby Letter of Credit" means an irrevocable standby letter of credit issued hereunder for the account of the Borrower or any of its Subsidiaries, provided that the expiry date of a Standby Letter of Credit shall not be later than twelve (12) months subsequent to the date of issuance thereof;

                  "Stock Option Plan" means the Bolle Inc. 1998 Stock Incentive Plan;

                  "Stock Pledge Agreement" means, collectively (or individually as the context may indicate), (i) that certain Second Amended and Restated Stock Pledge Agreement dated as of the date hereof between the Borrower, certain Guarantors and the Agent for the benefit of the Agent and the Lenders, (ii) the Mortgages Over Shares, and (iii) any additional Stock Pledge Agreement delivered to the Agent pursuant to
         Article VI or Section 9.21 hereof, in each case, substantially in the form attached hereto as Exhibit G, as such Stock Pledge Agreement may be amended, supplemented or replaced from time to time;

                  "Subordination Agreement" means that certain Subordination Agreement dated as of the date hereof between the Agent, the Borrower and certain Subsidiaries now or hereafter a party thereto, substantially in the form attached hereto as Exhibit U, as such Subordination Agreement may be amended, supplemented or replaced from time to time;

                  "Subordinated Indebtedness" means all Indebtedness permitted to be incurred under the terms hereof that is subordinated to the Facilities under its own terms or under any separate agreement of subordination, in each case upon terms satisfactory to the Agent, including without limitation any subordinated indebtedness issued in redemption of the Series A Preferred Stock;

                  "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding stock having ordinary voting power or more than 50% of all equity interests is owned or controlled directly or indirectly by the Borrower or by one or more of the Borrower's Subsidiaries, in each case, at or after the Closing Date; provided, however, that, subject to Section 1.3(a) hereof, the term "Subsidiary" shall not include any Control Subsidiary;

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                  "Swap Agreement" means one or more agreements between the
         Borrower and a Lender, on terms mutually acceptable to such Borrower and such Lender with respect to Indebtedness evidenced by the Notes, which agreements create Hedging Obligations;

                  "Tavister" means Tavister Limited, a company incorporated in England and Wales (Reg. No. 3381752);

                  "Term Loan" means the loan made pursuant to the Term Loan Facility in accordance with Article II;

                  "Term Loan Commitment" means, with respect to each Lender, the obligation of such Lender as set forth in Section 2.2 hereof to make the Term Loan to the Borrower in a principal amount equal to such Lender's Applicable Commitment Percentage of the Total Term Loan Commitment as set forth on Exhibit A;

                  "Term Loan Facility" means the facility described in Article II providing for the Term Loan to the Borrower by the Lenders in the principal amount of the Total Term Loan Commitment;

                  "Term Loan Outstandings" means, as of any date of determination, the principal amount of the Term Loan then outstanding;

                  "Term Notes" means, collectively, the amended and restated promissory notes of the Borrower evidencing the Term Loan executed and delivered to the Lenders as provided in Section 2.9 substantially in the form of Exhibit I, with appropriate insertions as to amounts, dates and names of Lenders as the same may be amended, supplemented or replaced from time to time;

                  "Term Loan Rate Adjustment Payment" has the meaning ascribed to such term in Section 2.2(d)(iv) hereof;

                  "Term Loan Termination Date" means (i) March 11, 2003 or (ii) such earlier date of termination of Lenders' obligations pursuant to
         Section 12.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily or by mandatory prepayment permanently terminate the Term Loan Facility by payment in full of all Obligations incurred in connection with the Term Loan pursuant to Sections 2.6 or 2.7 hereof;

                  "Term Loan Valuation Date" has the meaning ascribed to such term in Section 2.2(b)(iv) hereof;

                  "Termination Event" means: (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder; or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section

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         4068(f) of ERISA; or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (d) the institution of proceedings to terminate a Pension Plan by the PBGC; or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (f) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (g) the imposition of a Lien pursuant to
         Section 412 of the Code or Section 302 of ERISA; or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA;

                  "Texas Property" means certain real property of the Borrower assigned to the Borrower pursuant to the Bill of Sale, and all improvements thereon, located in Dallas, Texas;

                  "Texas Property Purchase Agreement" means that Contract of Sale dated as of January 15, 1998, as amended by the Reinstatement and First Amendment to Contract of Sale dated as of March 3, 1998, by and between ORC Management and MacFarlan Real Estate Series, L.L.C. effecting the sale of the Texas Property by ORC Management in form and substance acceptable to the Agent and the Lenders;

                  "Total Credit Commitment" means the sum of the Total Term Loan Commitment, and the Total Revolving Credit Commitment;

                  "Total FF Loan Commitment" means, at any time, the FF Equivalent Amount of the difference of (a) $28,000,000 less (b) all Revolving Credit Outstandings attributable to Revolving Loans denominated in Dollars.

                  "Total Letter of Credit Commitment" means $5,000,000;

                  "Total Revolving Credit Commitment" means $18,000,000, as reduced from time to time in accordance with Sections 3.6 and 3.7 hereof;

                  "Total Term Loan Commitment" means, with respect to the Lenders as a whole, a principal amount equal to FF61,290,000, such amount being the FF Equivalent Amount on the Closing Date of $10,000,000 available in French Francs;

                  "Type" shall mean any type of Loan or Segment bearing interest at a specified rate (i.e., Base Rate Loan, Base Rate Segment, FF LIBOR Rate Loan, FF LIBOR Rate Segment, Eurodollar Rate Loan or Eurodollar Rate Segment);

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                  "UCC" means the Uniform Commercial Code of the State of New
         York, as amended or supplemented from time to time.

                  "Unused Fee" has the meaning assigned to such term in Section 3.13(a) hereof;

                  "Voting Stock" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         SECTION 1.3            RULES OF INTERPRETATION.

                  (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis; provided, however, that to the extent any term defined in this Article I refers to "Subsidiaries" and contains a calculation to be made in accordance with GAAP, the term "Subsidiaries" shall be deemed to include Control Subsidiaries for the purpose of the calculation contained within such definition;

                  (b) Each term defined in Article 1 or 9 of the UCC shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction;

                  (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof;

                  (d) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement;

                  (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require;

                  (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof;

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                  (g) References to "including" means including without
         limiting the generality of any description preceding such term;

                  (h) All dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

                                   ARTICLE II

                                 THE TERM LOAN

         SECTION 2.1            THE TERM LOAN.

                  (a) Subject to the terms and conditions of this Agreement, each Lender severally agrees to make an Advance of the Term Loan on the Closing Date on a pro rata basis determined by the Term Loan Commitment of each Lender. The Term Loan shall be available in a single draw at Closing. The principal amount of each Segment of the Term Loan outstanding hereunder from time to time shall bear interest at the FF LIBOR Rate; provided, however, that (i) no Segment shall have an Interest Period that extends beyond the Scheduled Maturity Date, (ii) each Segment shall be in the minimum FF Equivalent Amount of $500,000 and, if greater, an integral multiple of the FF Equivalent Amount of $50,000 and (iii) the principal amount of each Segment may, subject to the provisions of Sections 2.3, 2.6 and 2.7 hereof, be repaid only on the last day of the Interest Period with respect thereto. No amount of the Term Loan repaid or prepaid by the Borrower may be reborrowed hereunder, and no Advance of the Term Loan shall be made by any Lender after the Closing Date.

                  (b) As early as practicable on the Closing Date, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Term Loan to be made by it, determined in accordance with Section 2.1(a) hereof, available to the Borrower in French Francs at the Disbursing Bank, to the account of the Agent with the Disbursing Bank. The amount so received by the Disbursing Bank shall, subject to the terms and conditions of this Agreement and upon instruction from the Agent to the Disbursing Bank on or before 10:00 A.M. on the date of such Advance, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account with the Disbursing Bank or otherwise as shall be directed by the Authorized Representative and reasonably acceptable to the Agent.

                  (c) The principal amount outstanding of the Term Loan shall be recorded by the Agent in French Francs which recorded amount shall be reduced from time to time by the amount of any principal payments with respect to the Term Loan.

                  (d) On the date of any Continuation of a Segment pursuant to
         Section 2.10 hereof and, with respect to any Segment having an Interest Period longer than three months, at the end of each three-month period following the first day of such Interest Period (each a "Term Loan Valuation Date"), the Agent shall determine and record the

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         amount of Term Loan Outstandings. If the aggregate amount of all Term
         Loan Outstandings and FF Revolving Loan Outstandings exceeds the Total FF Loan Commitment, the Borrower shall, within two Business Days of written notice thereof from the Agent, repay (a "Term Loan Rate Adjustment Payment") the portion of the Term Loan or FF Revolving Loans, at the Borrower's election, necessary to ensure that the amount of all Term Loan Outstandings and FF Revolving Loan Outstandings does not exceed such Total FF Loan Commitment. Such Term Loan Rate Adjustment Payment shall be accompanied by payment of all amounts due pursuant to Section 5.5 hereof as a result of such Term Loan Rate Adjustment Payment. The Agent shall maintain records sufficient to identify the outstanding principal amount and Dollar Value of each Segment.

         SECTION 2.2 PAYMENT OF PRINCIPAL. Subject to mandatory and optional prepayments provided for in Sections 2.5 and 2.6 hereof, the principal amount of the Term Loan shall be repaid quarterly, commencing with the quarter ending September 30, 1998, in the French Franc amounts of the Term Loan, and on the dates set forth below; provided, however, that the entire amount of Term Loan Outstandings shall be due and payable in full on the Term Loan Termination
Date:

                  Due Date                         Amount

                  September 30, 1998               FF 1,532,250
                  December 31, 1998                FF 1,532,250
                  March 31, 1999                   FF 4,596,750
                  June 30, 1999                    FF 4,596,750
                  September 30, 1999               FF 3,064,500
                  December 31, 1999                FF 3,064,500
                  March 31, 2000                   FF 3,064,500
                  June 30, 2000                    FF 3,064,500
                  September 30, 2000               FF 3,064,500
                  December 31, 2000                FF 3,064,500
                  March 31, 2001                   FF 3,064,500
                  June 30, 2001                    FF 3,064,500
                  September 30, 2001               FF 3,064,500
                  December 31, 2001                FF 3,064,500
                  March 31, 2002                   FF 3,064,500
                  June 30, 2002                    FF 3,064,500
                  September 30, 2002               FF 3,064,500
                  December 31, 2002                FF 3,064,500
                  March 11, 2003                   All remaining principal
                                                   amount outstanding

         SECTION 2.3            PAYMENT OF INTEREST.

                  (a) The Borrower shall pay interest to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of the Term Loan

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         made by such Lender for the period commencing on the date of the
         Advance of such Term Loan or the commencement of an Interest Period with respect to any Segment of such Term Loan, as applicable, until (but not including) the end of the applicable Interest Period or the date any Segment of the Term Loan shall be Continued or be otherwise due at the applicable FF LIBOR Rate, such payments to be made in French Francs; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise) or if any other Event of Default shall have occurred and be continuing hereunder, all amounts outstanding hereunder shall bear interest thereafter at the Default Rate from the date such Event of Default occurred until the date such Event of Default is cured or waived.

                  (b) Interest on the outstanding principal balance of the Term Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed. Interest on the Term Loan shall be paid on the last day of the applicable Interest Period for each Segment and, for any Segment having an Interest Period extending beyond three (3) months, also on the date occurring every three (3) months after the commencement of such Interest Period, and
         (iii) on the Term Loan Termination Date.

         SECTION 2.4            MANNER OF PAYMENT.

                  (a) Each payment of principal (including any mandatory or optional prepayment), interest and fees, and any other amount required to be paid to the Lenders with respect to the Term Loan, shall be made to the Agent at the Principal Office for the account of each Lender in French Francs in immediately available funds without setoff, deduction or counterclaim on or before 2:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the Dollar Value of any such payment which is not made by such time from any one or more ordinary deposit accounts of the Borrower with the Agent.

                  (b) The Agent shall deem any payment made by or on behalf of the Borrower that is not made (i)in French Francs, (ii) in immediately available funds and (iii) prior to 2:30 P.M. on the date such payment is due to be a non-conforming payment. Any such non-conforming payment shall not be deemed to be received by the Agent until the time such funds are paid in French Francs and become available funds. Any non-conforming payment which conforms to clauses (i) and (ii) above shall be deemed received by the Agent on the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default. The Agent shall give prompt written notice to the Authorized Representative and each of the Lenders (confirmed in writing) if any payment (other than a prepayment) is non-conforming. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding Business Day) at the Default Rate (other than with respect to non-conforming prepayments, with respect to which interest shall continue to accrue on any principal as to which such non-conforming payment is made until such funds become available funds at

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         the one month FF LIBOR Rate) from the date such amount was due and payable until the date such amount is paid in full.

                  (c) In the event that any payment hereunder or under the Term Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (B) of the definition of "Interest Period"; provided, however, that interest shall continue to accrue during the period of any such extension; and provided further, however, that in no event shall any such due date be extended beyond the Term Loan Termination Date.

         SECTION 2.5 OPTIONAL PREPAYMENTS. The Borrower may prepay the Term Loan in whole or in part from time to time on any Business Day, without penalty or premium, upon not less than three (3) Business Days' prior written notice (effective upon receipt) to the Agent, which notice shall be irrevocable. Any prepayment shall be made at a prepayment price equal to (i) the amount of principal to be prepaid, plus (ii) all accrued and unpaid interest on the amount so prepaid, to the date of prepayment. All prepayments under this
Section 2.5 shall be made in the minimum principal FF Equivalent Amount of $500,000 or any integral multiple of the FF Equivalent Amount of $50,000 in excess thereof (or in the entire remaining principal balance of the Term Loan), and all such prepayments of principal shall be applied to installments of principal in order of their maturity. No such prepayment shall result in the payment of any Segment other than on the last day of the Interest Period of such Segment unless such prepayment is accompanied by amounts due, if any, under Section 5.5 hereof.

         SECTION 2.6 MANDATORY PREPAYMENTS. In addition to the required payments of principal of the Term Loan set forth in Section 2.2 hereof and any optional payments of principal of the Term Loan effected under Section 2.5 hereof, the Borrower shall make the following required prepayments, each such payment to be made to the Agent for the benefit of the Lenders within the time period specified below in the FF Equivalent Amount of the amount due:

                  (a) Asset Dispositions. The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment from the Net Proceeds of any Asset Disposition resulting in Net Proceeds which (i) exceed $150,000 for any single or series of related transactions or
         (ii) when aggregated with all other Net Proceeds from Asset Dispositions received during any Fiscal Year exceed $300,000, in each case, in an amount equal to one hundred percent (100%) of such Net Proceeds in excess of such threshold amounts. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds. Notwithstanding the foregoing, however, there shall be excluded from the calculation of the Net Proceeds for any payment required under this Section 2.6(a) 100% of the Net Proceeds from any disposition of the Texas Property, investments or other assets of the Borrower or any Subsidiary which are subject to Section 2.6(e) below.

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                  (b) Equity Offerings. In the event that the Consolidated
         Leverage Ratio exceeds 2.50 to 1.00 for the most recently ended Four-Quarter Period preceding any Equity Offering, the Borrower shall make a prepayment from the Net Proceeds of such Equity Offering in an amount equal to the lesser of (i) 100% of such Net Proceeds or (ii) the amount of such Net Proceeds which would result in a Consolidated Leverage Ratio equal to 2.50 to 1.00 after giving pro forma effect to such prepayment for such Four-Quarter Period. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds. Notwithstanding the foregoing, however, any payment required under this Section 2.6(b) shall not be required to the extent that any Net Proceeds of an Equity Offering are used to repay or redeem all or a portion of the Series B Preferred Stock permitted hereunder.

                  (c) Option Proceeds. The Borrower shall make a prepayment from the Net Proceeds of any exercise of an option granted under the Option Agreement in an amount equal to 100% of such Net Proceeds. Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds.

                  (d) Excess Cash Flow. The Borrower shall make a prepayment on April 15 of each year in the amount equal to fifty percent (50%) of the Borrower's Excess Cash Flow for the Fiscal Year ended immediately prior thereto, commencing with the Fiscal Year ending December 31, 1998. Each such prepayment shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing Excess Cash Flow.

                  (e) Texas Property and Investment Net Proceeds. The Borrower shall make a prepayment of (i) 100% of the Net Proceeds from any disposition of (A) the Texas Property and (B) any capital stock of Eyecare Products, if not sold pursuant to the terms of the Option Agreement, and (ii) (A) 100% of the Net Proceeds from the disposition of shares of Accessories Associates common stock received upon the exchange of the AAi Preferred Stock in connection with or subsequent to the Accessories Associates IPO and (B) 100% of the Net Proceeds from (X) the redemption or any other disposition by the Borrower (except as provided for in (A) immediately above) of the AAi Preferred Stock after application of such Net Proceeds in compliance with the terms of the Bill of Sale and/or (Y) if less than $1,000,000 of such Net Proceeds as set forth in (X) immediately above is available for a prepayment hereunder, the Borrower shall immediately seek an equity or capital investment therein and prepay hereunder on the next Business Day after the receipt of such investment an amount of the gross proceeds of such an equity investment in the Borrower which, together with the Net Proceeds available under (X) immediately available for a prepayment hereunder, equals $1,000,000 (such prepayment

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         pursuant to this Subsection 2.6(e)(ii), the "AAi Prepayment"). Each such prepayment shall be made within five (5) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds.

The first $1,500,000 of mandatory prepayments made pursuant to Section 2.6(a) shall be applied to the scheduled installments of principal remaining outstanding under the Term Loan pursuant to Section 2.2 hereof (as adjusted to give effect to any prior payments or prepayments of principal) in sequential order of maturity. All mandatory prepayments made pursuant to Section 2.6(e) shall be applied pro rata to the scheduled installments of principal remaining outstanding under the Term Loan pursuant to Section 2.2 hereof (as adjusted to give effect to any prior payments or prepayments of principal). The remaining amounts of mandatory prepayments made pursuant to Section 2.6(a) and all mandatory prepayments made pursuant to Section 2.6 (b), (c) or (d) hereof shall be applied pro rata to the scheduled installments of principal remaining outstanding under the Term Loan pursuant to Section 2.2 hereof (as adjusted to give effect to any prior payments or prepayments of principal). If as a result of the making of any payment required to be made pursuant to this Section 2.6 the Borrower would incur costs pursuant to Section 5.5 hereof in excess of $5,000, it may deposit the amount of such payment with the Agent, for the benefit of the Lenders, in a cash collateral account with and in the name of the Agent established for such purpose pursuant to the terms of a Cash Collateral Account Agreement, as to which the Agent shall have exclusive control, until the end of the applicable Interest Period at which time such payment shall automatically be made. Any prepayment of the Term Loan pursuant to this Section 2.6 other than on the last day of an Interest Period which is not subject to escrow pursuant to the immediately preceding sentence shall be accompanied by the additional payment, if any, required by Section 5.5 hereof. If at any time all Term Loan Outstandings shall be paid in full, the prepayment requirements of this Section 2.6 shall continue and all such payments shall be applied to permanently reduce the Revolving Credit Commitment pursuant to
Section 3.6(b).

         SECTION 2.7 BORROWER'S ACCOUNT. The Borrower shall, until the Term Loan Termination Date, continuously maintain the Borrower's Account for the purposes herein contemplated.

         SECTION 2.8 TERM NOTES. The Term Loan shall be evidenced by the Term Notes payable to the order of each Lender in the respective amount of its Term Loan Commitment, which Term Notes shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         SECTION 2.9 INTEREST PERIODS. The Term Loan shall be, at the option of the Borrower specified in the applicable Borrowing Notice or an Interest Rate Selection Notice, comprised of Segments with the same or varying Interest Periods; provided, however, there shall not be outstanding at any one time Fixed Rate Loans having more than eight (8) different Interest Periods. If the Agent does not receive an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period by the time prescribed by
Section 2.10 hereof, the Borrower

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shall be deemed to have elected to Continue such Segment with an Interest
Period of one month until the Borrower notifies the Agent in accordance with
Section 2.10 hereof.

         SECTION 2.10 ELECTIONS OF SUBSEQUENT INTEREST PERIODS. Provided that no Default or Event of Default shall have occurred and be continuing and subject to the limitations set forth below, the Borrower may, upon irrevocable telephonic request, confirmed by same-day delivery of a properly completed Interest Rate Selection Notice by telefacsimile transmission to the Agent (or by execution and return of a confirmatory writing prepared by the Agent), on or before 10:30 A.M. on the date that is three (3) Business Days prior to the date of such conversion, elect a subsequent Interest Period for any Segment to begin on the last day of the then current Interest Period for such Segment. Each election pursuant to this Section 2.10 shall be subject to the limitations on FF LIBOR Rate Loans set forth in the definition of "Interest Period" herein and in Sections 2.1 and 2.9 and Article V hereof. All such Continuations of Segments shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders. The failure of the Borrower to provide written confirmation of any telephonic notice of election or conversion hereunder shall not affect the validity of such telephonic notice.

         SECTION 2.11 PRO RATA PAYMENTS. Except as otherwise provided herein,
(a) each payment on account of the principal of and interest on the Term Loan shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages of the Total Term Loan Commitment, (b) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, set-off, recoupment or counterclaim, and (c) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

         SECTION 2.12 USE OF PROCEEDS. The proceeds of the Term Loan hereunder shall be used by the Borrower (i) for working capital, (ii) to finance capital expenditures permitted hereunder, (iii) to finance the Bolle Australia Acquisition and the Bolle UK Acquisition, (iv) to finance Existing Indebtedness other than the FG Mortgage and (vi) for other lawful corporate purposes.

                                  ARTICLE III

                                REVOLVING LOANS

         SECTION 3.1            REVOLVING LOANS.

                  (a) Commitment. Subject to availability and the terms and conditions of this Agreement, each Lender severally agrees to make Advances of Dollar Loans in Dollars or FF Revolving Loans in French Francs (as specified in the respective Borrowing Notice) to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable

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         Commitment Percentage up to but not exceeding a Dollar Value equal to the Revolving Credit Commitment of such Lender; provided, however, that the Lenders will not be required and shall have no obligation to make any Advance under the Revolving Credit Facility (i) so long as any condition set forth in Section 7.2 hereof is not satisfied or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; provided, further, however, that immediately after giving effect to each such Advance, (A) the Dollar Value of all Revolving Credit Outstandings plus the Dollar Value of Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment and (B) the Dollar Value of all Outstandings shall not exceed the Total Credit Commitment. Within such limits, the Borrower may borrow, repay and reborrow hereunder, on a Business Day, from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (y) no Fixed Rate Revolving Loan shall be made which has an Interest Period that extends beyond the Revolving Credit Termination Date and (z) each Fixed Rate Revolving Loan may, subject to the provisions of Section 5.5, be repaid only on the last day of the Interest Period with respect thereto.

                  (b) Records and Valuation. The principal amount of any Advance of a Dollar Loan shall be recorded in the Agent's records in Dollars and the principal amount of any Advance of a FF Revolving Loan shall be recorded in the Agent's records in French Francs and such recorded amount shall be reduced from time to time by the amount of any principal payments with respect to such Advance. On the date of any Continuation of a FF LIBOR Rate Loan pursuant to Section 3.11 hereof and, with respect to any FF Revolving Loan having an Interest Period longer than three months, at the end of each three-month period following the first day of such Interest Period (each a "FF Revolving Loan Valuation Date"), the Agent shall determine and record the Dollar Value of all Revolving Credit Outstandings. If (i) the aggregate amount of all FF Revolving Loan Outstandings and Term Loan Outstandings exceeds the Total FF Loan Commitment or (ii) the Dollar Value of all Revolving Credit Outstandings plus the Dollar Value of all Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment, the Borrower shall, within two Business Days of written notice thereof from the Agent, repay (a "Revolving Loan Rate Adjustment Payment") (A) in the case of clause (i) above, the portion of the FF Revolving Loans or, at the election of the Borrower, the Term Loan necessary to ensure that the aggregate amount of all FF Revolving Loans Outstanding and Term Loan Outstandings does not exceed the Total FF Loan Commitment, and (B) in the case of clause (ii) above, the portion of any Loans necessary to ensure that the Dollar Value of all Revolving Credit Outstandings plus the Dollar Value of all Letter of Credit Outstandings does not exceed the Total Revolving Credit Commitment. Such Revolving Loan Rate Adjustment Payment shall be accompanied by payment of all amounts due pursuant to Section 5.5 hereof as a result of such Revolving Loan Rate Adjustment Payment. The Agent shall maintain records sufficient to identify the outstanding principal amount and Dollar Value of all Revolving Credit Outstandings.

                  (c) Amounts. Each Revolving Loan made, Converted or Continued, unless made in accordance with Section 3.2(f) hereof, shall be (i) in the case of Dollar Loans, in a

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         principal amount of at least $500,000, and, if greater, an integral multiple of $50,000, and (ii) in the case of FF Revolving Loans, in a principal amount of the FF Equivalent Amount of at least $500,000, and if greater, the FF Equivalent Amount of an integral multiple of $50,000.

         SECTION 3.2            ADVANCES AND RATE SELECTION.

                  (a) An Authorized Representative shall give the Agent (a) irrevocable telephonic notice of each Fixed Rate Revolving Loan, whether representing an additional Advance hereunder or the conversion of borrowings hereunder from Base Rate Loans to Eurodollar Rate Loans or the election of a subsequent Interest Period for any Fixed Rate Revolving Loan, prior to 10:30 A.M. at least three (3) Business Days prior to the day such Advance is to be made or such Loan is to be Converted or Continued; and (b) irrevocable telephonic notice of each Base Rate Loan representing an additional Advance hereunder or the conversion of borrowings hereunder from Eurodollar Rate Loans to Base Rate Loans prior to 10:30 A.M. on the day such Advance is to be made or such Loan is to be converted. Each such notice, which shall be effective upon receipt by the Agent, shall specify the amount of the Advance, the Applicable Currency, the type of Loan (Base Rate or Fixed
         Rate), the date of the Advance and, if a Fixed Rate Revolving Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice no later than 12:00 noon on the same day received by telefacsimile transmission in the form of a Borrowing Notice for additional Advances, or in the form of an Interest Rate Selection Notice (or execution and return of a confirmatory writing prepared by the Agent) for the selection or conversion of interest rates for outstanding Revolving Loans, in each case with appropriate insertions, but failure to provide such confirmation shall not affect the validity of such telephonic notice.

                  (b) Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 12:00 P.M. on the same day as the Agent's receipt of such notice.

                  (c) In the case of Advances of Dollar Loans, not later than 2:00 P.M. on the date specified for each borrowing under this Section 3.2, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of each Dollar Loan to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be

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         directed in the applicable Borrowing Notice by the Authorized
         Representative and reasonably acceptable to the Agent.

                  (d) In the case of Advances of FF Revolving Loans, not later than 10:00 A.M. on the date specified for each Advance, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make each FF Revolving Loan to be made by it on such day available to the Borrower in French Francs at the Disbursing Bank, to the account of the Agent with the Disbursing Bank. The amount so received by the Disbursing Bank shall, subject to the terms and conditions of this Agreement and upon instruction from the Agent to the Disbursing Bank on or before 10:00 A.M. on the date of such Advance, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's account with the Disbursing Bank.

                  (e) The Borrower shall have the option to elect the duration of the initial and any subsequent Interest Periods and to convert the Revolving Loans in accordance with Section 3.11 hereof. Fixed Rate Revolving Loans and Base Rate Loans may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Fixed Rate Loans and Segments having more than eight (8) Interest Periods. If the Agent does not receive a notice of election of duration of an Interest Period or to convert by the time prescribed hereby and by Section 3.11 hereof, the Borrower shall be deemed to have elected (i) with respect to any Dollar Loan, to Convert to or Continue such Dollar Loan as a Base Rate Loan or (ii) with respect to any FF Revolving Loan, to Continue such FF Revolving Loan with an Interest Period of one month, in any case until the Borrower otherwise notifies the Agent in accordance herewith and with Section 3.11 hereof.

                  (f) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit prior to the Revolving Credit Termination Date, notice of such drawing and resulting Reimbursement Obligation shall be provided promptly by Issuing Bank to the Agent and the Agent shall provide notice to each Lender and the Borrower by telephone. If such notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 1:00 p.m. on any Business Day, the Borrower shall be deemed to have requested, and each Lender shall, pursuant to the conditions of this Agreement, make, an Advance in Dollars as a Base Rate Loan under the Revolving Credit Facility in the amount of such Lender's Applicable Commitment Percentage of such Reimbursement Obligation and shall pay such amount to the Agent for the account of Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If notice to the Lenders is given by the Agent after 1:00 P.M. on any Business Day, the Borrower shall be deemed to have requested, and each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make, an Advance in Dollars as a Base Rate Loan under the Revolving Credit Facility in the amount of such Lender's Applicable Commitment Percentage of such Reimbursement Obligation and shall pay such amount to the Agent for the account of Issuing Bank at the Principal Office in Dollars and in immediately available funds before 12:00 noon on the next following Business Day. Such Base Rate Loan shall continue unless and until the Borrower converts such Base Rate Loan in accordance with the terms of Section 3.11 hereof.

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         SECTION 3.3            PAYMENT OF INTEREST.

                  (a) The Borrower shall pay interest to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Loan made by such Lender for the period commencing on the date of such Revolving Loan until (but not including) the end of the applicable Interest Period or the date such Revolving Loan shall be due (i) in the case of Dollar Loans, at the Eurodollar Rate or the Base Rate, as elected by the Borrower in the applicable Borrowing Notice of Interest Rate Selection notice or as deemed elected by the Borrower or otherwise applicable to such Revolving Loan as provided herein, such payment to be made in Dollars, and (ii) in the case of FF Revolving Loans, at the applicable FF LIBOR Rate, such payments to be made in French Francs; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise) or if any other Event of Default shall have occurred and be continuing hereunder, all amounts outstanding hereunder shall bear interest thereafter at the Default Rate from the date such Event of Default occurred until the date such Event of Default is cured or waived.

                  (b) Interest on the outstanding principal balance of each Revolving Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed. Interest on each Revolving Loan shall be paid (i) with respect to Base Rate Loans, quarterly in arrears on the last Business Day of each March, June, September and December commencing March 1998, (ii) with respect to Fixed Rate Revolving Loans, on the last day of the applicable Interest Period for each Fixed Rate Revolving Loan and for any Fixed Rate Revolving Loan having an Interest Period extending beyond three (3) months, also on the date occurring every three (3) months after the commencement of such Interest Period, and (iii) upon payment in full of the principal amount of such Revolving Loan.

         SECTION 3.4            PAYMENT OF PRINCIPAL.

                  (a) The principal amount of all Revolving Credit Outstandings shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or as otherwise expressly provided herein, in the Applicable Currency in which such amount was borrowed. The principal amount of Base Rate Loans may be prepaid in whole or in part at any time without premium or penalty. The principal amount of Fixed Rate Revolving Loans may only be prepaid at the end of the applicable Interest Period, unless the Borrower shall pay to the Agent for the account of the Lenders the amount, if any, required under Section 5.5 hereof.

                  (b) In the event any payment of principal is made prior to the Revolving Credit Termination Date, an Authorized Representative shall give the Agent irrevocable telephonic notice of any payment of a Fixed Rate Revolving Loan prior to 10:30 A.M. at least three (3) Business Days prior to the date such payment is to be made and of any payment of a Base Rate Loan prior to 10:30 A.M. on the day such payment is to be made.

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         Written confirmation of each notice shall be provided to the Agent in accordance with the terms therefor set forth in Section 3.2(a) hereof with respect to Advances and the selection of interest rates. Such notice shall specify (a) the date the payment will be made, (B) the amount of such repayment and (C) the Loan to which such payment relates. All prepayments made by the Borrower shall be in the minimum amount of $500,000 (or the FF Equivalent Amount with respect to FF Revolving Loans) or an integral multiple of $50,000 (or the FF Equivalent Amount with respect to FF Revolving Loans) in excess thereof, or such other amount as necessary to comply with this Section
         3.4 or with the covenants set forth in Article XI hereof or the remaining principal amount outstanding, if less than such amounts.

         SECTION 3.5            MANNER OF PAYMENT.

                  (a) Each payment of principal (including any mandatory or optional prepayment), interest and fees, and other amounts required to be paid to the Lenders with respect to the Revolving Loans, shall be made to the Agent at the Principal Office, for the account of each Lender's applicable Lending Office, in Dollars in the case of Dollar Loans and in French Francs in the case of FF Revolving Loans, in immediately available funds without setoff, deduction or counterclaim before 2:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the Dollar Value of any such payment which is not made by such time from any one or more ordinary deposit accounts, if any, of the Borrower with the Agent.

                  (b) The Agent shall deem any payment by or on behalf of the Borrower hereunder that is not made (i) in Dollars in the case of Dollar Loans and in French Francs in the case of FF Revolving Loans,
         (ii) in immediately available funds and (iii) prior to 2:30 P.M. on the date payment is due to be a non-conforming payment. Any such non-conforming payment shall not be deemed to be received by the Agent until the time such funds are paid in the Applicable Currency and become available funds. Any non-conforming payment which conforms to clauses (i) and (ii) above shall be deemed received by the Agent on the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default. The Agent shall give prompt notice to the Authorized Representative and each of the Lenders (confirmed in writing) if any payment (other than a prepayment) is non-conforming. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding Business Day) at the Default Rate after the occurrence and during the continuance of an Event of Default (other than with respect to non-conforming prepayments, with respect to which interest shall continue to accrue on any principal as to which such non-conforming payment is made until such funds become available funds at the Base Rate, the Eurodollar Rate, or the FF LIBOR Rate as applicable) from the date such amount was due and payable until the date such amount is paid in full.

                  (c) In the event that any payment hereunder or under the Revolving Notes becomes due and payable on a day other than a Business Day, then such due date shall be

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         extended to the next succeeding Business Day unless provided otherwise under clause (B) of the definition of "Interest Period;" provided that interest shall continue to accrue during the period of any such extension; and provided further, however, that in no event shall any such due date be extended beyond the Revolving Credit Termination
         Date.

         SECTION 3.6            COMMITMENT REDUCTIONS.

                  (a) Voluntary Commitment Reductions. The Borrower shall have the right from time to time (but not more frequently than once during any fiscal quarter of the Borrower), upon not less than five (5) Business Days written notice from an Authorized Representative to the Agent, to reduce the Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day, telephonic notice (confirmed in writing) of any such reduction. Each such reduction shall be in the amount of $2,000,000 (or the FF Equivalent Amount with respect to FF Revolving Loans) or an integral multiple of $500,000 (or the FF Equivalent Amount with respect to FF Revolving Loans) in excess thereof and shall permanently reduce the Total Revolving Credit Commitment and the Revolving Credit Commitment of each Lender pro rata. No such reduction shall be permitted that results in the payment of any Fixed Rate Revolving Loan other than on the last day of the Interest Period of such Loan unless such prepayment is accompanied by amounts due, if any, under Section 5.5 hereof. Each reduction of the Revolving Credit Commitment shall be accompanied by payment of the principal amount of the Revolving Credit Outstandings to the extent that the sum of the Dollar Value all Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid.

                  (b) Mandatory Commitment Reductions. In addition to any optional reduction of the Revolving Credit Commitments effected under
         Section 3.6(a) hereof, the Borrower shall make the following required reductions,:

                           (i) In the event the Bolle Australia Acquisition has
                  not been consummated on or before June 30, 1998, the Total Revolving Credit Commitment shall be permanently reduced by the Dollar equivalent amount of A$5,687,500 on such date determined by the spot rate of exchange for Australian Dollars as established by the Agent in accordance with its customary practices.

                           (ii) In addition to the foregoing, in the event the
                  Bolle UK Acquisition has not been consummated on or before June 30, 1998, the Total Revolving Credit Commitment shall be permanently reduced by the Dollar equivalent amount of Li.1,000,000 on such date determined by the spot rate of exchange for pounds sterling as established by the Agent in accordance with its customary practices.

                           (iii) In the event that the Term Loan Outstandings
                  are paid in full, any mandatory prepayment required under
                  Section 2.7 shall be applied as a mandatory reduction of the Total Revolving Credit Commitment hereunder.

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         Each of the foregoing reductions shall permanently reduce the Total
         Revolving Credit Commitment and the Revolving Credit Commitment of each Lender pro rata. No such reduction shall be permitted that results in the payment of any Fixed Rate Revolving Loan other than on the last day of the Interest Period of such Loan unless such prepayment is accompanied by amounts due, if any, under Section 5.5 hereof. Each reduction of the Revolving Credit Commitment shall be accompanied by payment of the principal amount of the Revolving Credit Outstandings to the extent that the sum of the Dollar Value all Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid.

                  (c) Termination by Commitment Reduction. A reduction of the Total Revolving Credit Commitment to zero and payment by the Borrower of all Obligations (including the payment of all Term Loan Outstandings and the discharge of all obligations of Issuing Bank and the Lenders with respect to Letters of Credit and Participations) shall, subject to the terms and conditions of Section 15.7 hereof, be deemed a cancellation and termination of this Agreement (other than with respect to Sections 4.2(g), 9.14, 13.7, 15.4 and 15.8 hereof, which shall survive any such termination).

         SECTION 3.7 INCREASE AND DECREASE IN AMOUNTS. The amount of the Revolving Credit Commitment which shall be available to the Borrower shall be reduced by the aggregate amount of all Revolving Credit Outstandings and Letter of Credit Outstandings and shall be reinstated (subject to Sections 3.4 and 3.6 hereof) as such Revolving Credit Outstandings and Letter of Credit Outstandings are reduced.

         SECTION 3.8 BORROWER'S ACCOUNT. The Borrower shall continuously maintain the Borrower's Account until the Revolving Credit Termination Date.

         SECTION 3.9 NOTES. Revolving Loans made by each Lender shall be evidenced by a Revolving Note payable to the order of such Lender in the amount of its Applicable Commitment Percentage of the Total Revolving Credit Commitment, which Revolving Notes shall be dated the Closing Date or such later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         SECTION 3.10 PRO RATA PAYMENTS. Except as otherwise provided herein, each payment and prepayment on account of the principal of and interest on the Revolving Loans and the fees described in Section 3.12 hereof shall be made to the Agent for the account of the Lenders in the aggregate amount payable to the Lenders pro rata based on their Applicable Commitment Percentages. All payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees shall be made without set-off or counterclaim. The Agent will promptly distribute such payments received to the Lenders as provided for herein.

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         SECTION 3.11 CONVERSIONS AND ELECTIONS OF SUBSEQUENT INTEREST PERIODS.
                      --------------------------------------------------------

                  (a) Upon irrevocable telephonic request, confirmed by same-day delivery of a properly completed Interest Rate Selection Notice by telefacsimile transmission to the Agent (or by execution and return of a confirmatory writing prepared by the Agent), on or before 10:30 A.M. on any Business Day, the Borrower may convert all or a part of Eurodollar Rate Loans to Base Rate Loans on the last day of the Interest Period for such Eurodollar Rate Loans; and

                  (b) Provided that no Default or Event of Default shall have occurred and be continuing, the Borrower may upon irrevocable telephonic request, confirmed by same-day delivery of a properly completed Interest Rate Selection Notice by telefacsimile transmission to the Agent (or by execution and return of a confirmatory writing prepared by the Agent), on or before 10:30 A.M. on the date that is three (3) Business Days prior to the date of a conversion:

                  (i) elect a subsequent Interest Period for all or a portion of Fixed Rate Revolving Loans to begin on the last day of the current Interest Period for such Fixed Rate Revolving Loans; or

                  (ii) convert Base Rate Loans to Eurodollar Rate Loans on any Business Day.

         Each election and conversion pursuant to this Section 3.11 shall be subject to the limitations on Eurodollar Rate Loans and FF LIBOR Rate Loans set forth in the definition of "Interest Period" herein and in Sections 3.1, 3.2 and Article V hereof. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders. The failure of the Borrower to provide written confirmation of any telephonic notice of election or conversion hereunder shall not affect the validity of such telephonic notice.

         SECTION 3.12 UNUSED FEE. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a quarterly unused fee (the "Unused Fee") equal in amount to the product of the Applicable Unused Fee multiplied by the average daily amount by which Total Revolving Credit Commitment exceeds the sum of the Dollar Value of all Revolving Credit Outstandings and all Letter of Credit Outstandings for such period. Payments of the Unused Fee shall be due in arrears on the last Business Day of each March, June, September and December for the three month period then ended beginning March 1998 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of the Unused Fee until such Lender shall make available such portion. The Unused Fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

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         SECTION 3.13 ADDITIONAL FEES. In addition to any fees described above, the Borrower agrees to pay to the Agent and Issuing Bank such other fees as may be agreed to in a separate writing or writings.

         SECTION 3.14 DEFICIENCY ADVANCES. No Lender shall be responsible for any default of any other Lender (a "defaulting Lender") in respect of such other Lender's obligation to make any Loan hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, any other Lender (an "advancing Lender") may in its discretion, but shall not be obligated to, advance under its Revolving Credit Commitment all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such defaulting Lender would have been entitled had it made such advance under its applicable Revolving Credit Commitment; provided that, upon payment to the advancing Lender from the defaulting Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the advancing Lender by the Borrower on each Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the advancing Lender from the Federal Reserve Bank, then such payment shall be credited against the applicable Revolving Credit Commitment of the advancing Lender in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from the defaulting Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon.

         SECTION 3.15 USE OF PROCEEDS. The Revolving Credit Facility shall be used by the Borrower (i) for working capital, (ii) to finance capital expenditures (excluding Acquisitions) permitted hereunder, (iii) to finance the Bolle Australia Acquisition and the Bolle UK Acquisition, (iv) to refinance Existing Indebtedness other than the FG Mortgage and (v) for other lawful general corporate purposes (excluding Acquisitions).

                                   ARTICLE IV

                               LETTERS OF CREDIT

         SECTION 4.1 LETTERS OF CREDIT. Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request and for the account of Borrower, to issue from time to time Letters of Credit upon delivery to Issuing Bank of an Application and Agreement for Letter of Credit in form and content reasonably acceptable to Issuing Bank; provided, that the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment. No Letter of Credit shall be issued by Issuing Bank with an expiry date or payment date occurring subsequent to the fifth Business Day preceding the Revolving Credit Termination Date. Issuing Bank shall not be required to issue any Letter of Credit if, immediately after giving effect thereto, the sum of all Revolving Credit Outstandings and Letter of Credit Outstandings would exceed the

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Total Revolving Credit Commitment; provided that the Letters of Credit previously issued may remain outstanding until their respective expiry dates.

         SECTION 4.2            REIMBURSEMENT.

                  (a) The Borrower hereby unconditionally agrees immediately to pay to Issuing Bank on demand at the Principal Office all amounts required to pay all drafts drawn and honored under Letters of Credit and all reasonable expenses incurred by Issuing Bank in connection with Letters of Credit and in any event and without demand to place in possession of Issuing Bank sufficient funds to pay all debts and liabilities arising under any Letter of Credit; provided that to the extent permitted by Section 3.2(f) hereof, such amounts shall be paid pursuant to Advances under the Revolving Credit Facility. The Borrower's obligation to pay Issuing Bank under this Section 4.2, and Issuing Bank's right to receive such payment, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation the unavailability of any Advance under the Revolving Credit Facility. Issuing Bank shall give the Borrower prompt written notice of any request for a draw under a Letter of Credit. In the event an Advance under the Revolving Credit Facility is not available, Issuing Bank may charge any account the Borrower may have with it for any and all amounts Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by Issuing Bank and the Borrower. The Borrower agrees to pay Issuing Bank interest on any amounts paid by the Issuing Bank in connection with drafts drawn and honored under Letters of Credit when due hereunder, and which is not paid pursuant to Advances under the Revolving Credit Facility as herein contemplated, at the Default Rate from the date of such drawing to the date such amount is paid in full.

                  (b) In accordance with the provisions of Section 3.2 hereof, Issuing Bank shall notify the Agent and the Borrower of any drawing under any Letter of Credit as promptly as practicable following the receipt by Issuing Bank of such drawing.

                  (c) Each Lender (other than Issuing Bank) shall automatically acquire on the date of issuance thereof a Participation in the liability of Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay Issuing Bank under Section 4.2(a) hereof, each Lender (other than Issuing Bank) thereby shall, as hereinafter described, absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to Issuing Bank, its Applicable Commitment Percentage of the liability of Issuing Bank under such Letter of Credit.

                           (i) Prior to the Revolving Credit Termination Date,
                  each Lender (other than Issuing Bank) shall, subject to the terms and conditions of Article III, make a Revolving Loan bearing interest at the Base Rate to the Borrower by paying to the Agent for the account of Issuing Bank at the Principal Office in Dollars and in immediately available funds an amount equal to its Applicable

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                  Commitment Percentage of any Reimbursement Obligation, all as
                  described in and pursuant to Section 3.2(f).

                           (ii) With respect to drawings under any Letter of
                  Credit for which a Revolving Loan is not made as set forth in clause (i) above, each Lender (other than Issuing Bank) upon receipt from the Agent of notice of a drawing in the manner described in Section 3.2(f), shall promptly pay to the Agent for the account of Issuing Bank, prior to the applicable time set forth in Section 3.2(f) for the making of an Advance by such Lender, its Applicable Commitment Percentage of such drawing. Simultaneously with the making of each such payment by a Lender to the Agent for the account of Issuing Bank, such Lender shall, automatically and without any further action on the part of Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest) in the related Reimbursement Obligation of the Borrower.

                           (iii) Each Lender's obligation to make payment to
                  the Agent for the account of Issuing Bank pursuant to this
                  Section 4.2(c), and the right of Issuing Bank to receive the same, shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of the Issuing Bank in full upon such request as required by this Section 4.2(c), such Lender shall, on demand, pay to the Agent for the account of Issuing Bank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 4.2(c) hereof until such Lender pays such amount to the Agent for the account of Issuing Bank in full at the interest rate per annum for overnight borrowings by Issuing Bank from the Federal Reserve Bank.

                           (iv) In the event the Lenders have purchased
                  Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment of such Reimbursement Obligation, in whole or in part, is received by Issuing Bank from the Borrower, Issuing Bank shall pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

                  (d) Promptly following the end of each calendar month, Issuing Bank shall deliver to the Agent, and the Agent shall deliver to each Lender, a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such month. Upon the request of any Lender from time to time, Issuing Bank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to Letter of Credit Outstandings.

                  (e) The issuance by Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section
         7.3 hereof, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to Issuing Bank consistent with the then current practices and procedures of

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         Issuing Bank with respect to similar letters of credit, and the
         Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as Issuing Bank shall have reasonably requested consistent with such practices and procedures. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto.

                  (f) The Borrower agrees that Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

                  (g) Without duplication of Section 15.8 hereof, the Borrower hereby agrees to defend, indemnify and hold harmless Issuing Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the party to be indemnified. The provisions of this Section 4.2(g) shall survive the Facility Termination Date.

                  (h) Without limiting Borrower's rights as set forth in
         Section 4.2(g) above, the obligation of the Borrower to immediately reimburse the Agent for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreements for Letters of Credit, notwithstanding the following circumstances:

                  (i) any lack of validity or enforceability of the Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related Documents");

                  (ii) any amendment or waiver of or any consent to or departure from all or any of the Related Documents;

                  (iii) the existence of any claim, setoff, defense or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), Agent, Lenders or any other Person, whether in

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                  connection with the Loan Documents, the Related Documents or any unrelated transaction;

                           (iv) any breach of contract or other dispute between
                  the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), Agent, Lenders or any other Person;

                           (v) any draft, statement or any other document
                  presented under the Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; or

                           (vi) any delay, extension of time, renewal,
                  compromise or other indulgence or modification granted or agreed to by Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement.

         SECTION 4.3 LETTER OF CREDIT FEE. The Borrower agrees to pay to the Agent, (a) for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, quarterly in arrears on the last Business Day of each March, June, September and December, beginning March 1998, a fee (i) for each Standby Letter of Credit, equal to the product of the average daily amount available to be drawn on such Letter of Credit during such three month period multiplied by the Applicable Margin and (ii) for each Commercial Letter of Credit, equal to the product of the stated amount of such Commercial Letter of Credit outstanding during any portion of such three month period multiplied by the Applicable Margin, and (b) for the Issuing Bank, 0.125% per annum based on the aggregate amount available to be drawn on each outstanding Letter of Credit. Such fees shall be calculated on the basis of a year of 360 days for the actual number of days during which Letters of Credit are outstanding.

         SECTION 4.4 ADMINISTRATIVE FEES. The Borrower shall pay to Issuing Bank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as Issuing Bank and the Borrower shall agree from time to time.

                                   ARTICLE V

                            CHANGE IN CIRCUMSTANCES

         SECTION 5.1            INCREASED COST AND REDUCED RETURN.
                                ---------------------------------

         (a) If, after the date hereof, any Lender shall have determined in good faith that the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or

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directive (whether or not having the force of law) of any such Governmental
Authority, central bank, or comparable agency:

                           (i) shall subject such Lender (or its Applicable
                  Lending Office) to any tax, duty, or other charge with respect to any Fixed Rate Loans, its Note, or its obligation to make Fixed Rate Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Fixed Rate Loans (other than franchise taxes and taxes imposed on the overall income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                           (ii) shall impose, modify, or deem applicable any
                  reserve, special deposit, assessment or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate or the FF LIBOR Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Revolving Credit Commitment and Term Loan Commitment of such Lender hereunder; or

                           (iii) shall impose on such Lender (or its Applicable
                  Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Fixed Rate Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Fixed Rate Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 5.1(a) the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 5.4 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

         (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or

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directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis for such reduction.

         (c) Each Lender shall promptly notify the Borrower and the Agent in writing of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section
5.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 5.1 shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         SECTION 5.2 LIMITATION ON TYPES OF LOANS. If on or prior to the first day of any Interest Period for any Fixed Rate Loan:

                  (a) the Agent reasonably determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Interbank Offered Rate for such Interest Period; or

                  (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate or FF LIBOR Rate will not adequately and fairly reflect the cost to the Lenders of funding such Fixed Rate Loans for such Interest Period;

then the Agent shall give the Borrower prompt written notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day of the then current Interest Period for each outstanding Loan of the affected Type, (i) with respect to FF LIBOR Rate Loans, repay such Loan and
(ii) with respect to Eurodollar Rate Loans, either prepay such Loan or Convert such Loan into another Type of Loan in accordance with the terms of this Agreement.

         SECTION 5.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund any Fixed Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof and (a) such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be terminated until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 5.4 shall be applicable) and (b) such Lender's obligation to make or Continue FF LIBOR Rate Loans shall be suspended and the Borrower shall repay to such Lender all outstanding FF LIBOR Rate Loans owed to such Lender, together with interest accrued thereon and amounts required under Section 5.5 hereof, either on the last day of the Interest

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Period thereof, if such Lender may lawfully continue to maintain such FF LIBOR
Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such FF LIBOR Rate Loans.

         SECTION 5.4 TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make a Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Eurodollar Rate Loans shall be suspended pursuant to
Section 5.1 or 5.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 5.3 hereof, on such earlier date as such Lender may specify in writing to the Borrower with a copy to the Agent) and, unless and until such Lender gives written notice as provided below that the circumstances specified in Section 5.1 or 5.3 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 5.1 or 5.3 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section 5.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Revolving Credit Commitments.

         SECTION 5.5 COMPENSATION. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion of a Fixed Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 12.1) on a date other than the last day of the Interest Period for such Loan; or

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                  (b) any failure by a Borrower for any reason (including,
         without limitation, the failure of any condition precedent specified in Article VII to be satisfied) to borrow, Convert, Continue, or prepay a Fixed Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         SECTION 5.6 TAXES. (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof, other than to the extent such income or franchise tax is imposed solely as a result of the activities of the Agent or a Lender pursuant to or in respect of this Agreement or any of the other Loan Documents (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If a Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.6) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Borrower shall furnish to the Agent, at its address referred to in Section 15.1, the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 5.6) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as

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appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which eliminates withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from tax on payments pursuant to this Agreement or any of the other Loan Documents.

         (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to
Section 5.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 5.6(a) or 5.6(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

         (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 5.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

         (g) Within thirty (30) days after the date of any payment of Taxes, the applicable Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

         (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 5.6 shall survive the Facility Termination Date.

                                   ARTICLE VI

                                    SECURITY

         SECTION 6.1 SECURITY INTEREST. As security for the full and timely payment and performance of all Obligations and as a continuation of the security interests and rights granted under the Existing Credit Agreement and the Security Instruments (as defined therein), the Borrower shall, and shall cause each Domestic Subsidiary to, on or before the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Security Agreement, the Intellectual Property Security Agreements, the Landlord Waivers, the Lease

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Assignments, the Intellectual Property Assignments, the Collateral Assignment
of Option Agreement, the Intercompany Note Assignment, and such duly executed and filed Uniform Commercial Code financing statements sufficient to grant to the Agent a valid, duly perfected security interest in the Collateral described therein, subject to no prior Liens other than Permitted Liens, and do all things necessary in the opinion of the Agent and its counsel to grant and continue to the Agent for the benefit of the Lenders a first priority security interest, duly perfected with respect to Collateral governed by the UCC, in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer (other than restrictions on transfer imposed by applicable securities laws and Permitted Liens).

         The foregoing security shall continue to ratably secure the Senior Credit Facilities and all Swap Agreements, subject to certain restrictions contained herein.

         SECTION 6.2 STOCK PLEDGE. (a) As security for the full and timely payment and performance of all Obligations now existing or hereafter arising, and certain Guarantors' obligations under the Guaranty and as a continuation of the security interests and rights granted under the Existing Credit Agreement and the Stock Pledge Agreement (as defined therein), the Borrower and each Domestic Subsidiary owning any Pledged Stock shall on or before the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Stock Pledge Agreement together with certificates representing such Pledged Stock and such stock powers duly executed in blank as may be required by the Agent in accordance with the terms hereof and thereof. In addition to any Stock Pledge Agreement required to be delivered pursuant to Section 9.21 hereof, the Borrower and Subsidiary hereby agree to pledge to the Agent for the benefit of the Lenders (i) 100% of the capital stock and related interests and rights directly or indirectly owned by the Borrower of any Domestic Subsidiary or Domestic Control Subsidiary hereafter acquired or created, (ii) 65% of the Voting Stock and 100% of the non-voting common stock and related interests and rights directly or indirectly owned by the Borrower of any Direct Foreign Subsidiary or Direct Foreign Control Subsidiary hereafter acquired or created and (iii) 100% of the capital stock and related interests and rights directly or indirectly owned by the Borrower of any Foreign Subsidiary or Foreign Control Subsidiary to the extent such action would not result in any material adverse tax impact on the Borrower and, in each case, to deliver to the Agent a Stock Pledge Agreement substantially in the form of Exhibit G hereto within thirty (30) days of the acquisition or creation of such Subsidiary.

         The foregoing security shall continue to ratably secure the Senior Credit Facilities and all Swap Agreements, subject to certain restrictions contained herein.

         SECTION 6.3 GUARANTY. To guarantee the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower shall cause the Guaranty to be delivered by each Domestic Subsidiary, in form and substance reasonably acceptable to the Agent, on or before the Closing Date. The Borrower hereby agrees to cause a Guaranty to be delivered by any hereafter acquired, created or arising (i) Domestic Subsidiary and (ii) Foreign Subsidiary to the extent such action would not result in any material adverse tax impact on the Borrower.

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         SECTION 6.4 LEASE ASSIGNMENTS. As security for the full and timely payment and performance of (a) all Obligations now existing or hereafter arising, and (b) the Guarantors' obligations under the Guaranty, the Borrower and each Domestic Subsidiary shall deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Lease Assignments. The Lease Assignments shall be delivered on or before the Closing Date and thereafter as any material leased facility arises.

         SECTION 6.5 INTELLECTUAL PROPERTY. The Borrower and each Domestic Subsidiary owning any material patents, patent applications, trademarks, trademark registrations and applications therefor, copyrights, copyright registrations and applications therefore or any other material intellectual property, shall deliver to the Agent for the benefit of the Lenders the Intellectual Property Security Agreements and the Intellectual Property Assignments and opinions of counsel to the Borrower in France as to the validity and enforceability of the License Agreement and the absence of any material tax, fee or other restriction on the licensing of the intellectual property subject to the License Agreement, in form and substance acceptable to the Agent and the Lenders. In addition to any Intellectual Property Security Agreement required to be delivered pursuant to Section 9.21 hereof, the Borrower hereby agrees to pledge, or cause to be pledged, all intellectual property interests and licenses hereafter acquired or created and owned by the Borrower or any applicable Domestic Subsidiary within thirty (30) days of the acquisition or creation of such intellectual property or license.

         SECTION 6.6 DEED OF TRUST. As security for the full and timely payment and performance of all Obligations now existing or hereafter arising, upon the request of the Agent after reasonable determination of the need for additional Collateral hereunder, the Borrower shall cause a Deed of Trust to be executed and delivered to the Agent with respect to any material real property now existing or hereafter acquired by the Borrower or any Material Subsidiary, in form and substance reasonably acceptable to the Agent, and accompanied by environmental reports, title insurance and other certificates and documents reasonably requested by the Agent.

         SECTION 6.7 INTERCOMPANY NOTE ASSIGNMENT. The Borrower shall deliver the Intercompany Note Assignment to the Agent for the benefit of the Lenders. The Borrower hereby agrees to assign, or cause to be assigned, to the Agent for the benefit of the Lenders all Intercompany Notes created or existing on or after the Closing Date pursuant to the Intercompany Note Assignment or a supplement or amendment thereto.

         SECTION 6.8 INFORMATION REGARDING COLLATERAL. The Borrower represents, warrants and covenants that (a) the chief executive office of the Borrower and each Guarantor at the Closing Date is located at the address or addresses specified on Schedule 6.8, and (b) Schedule 6.8 contains a true and complete list of (i) the legal name and address of the Borrower and each Guarantor and of each other Person that has effected any merger or consolidation with the Borrower or a Guarantor or contributed or transferred to the Borrower or a Guarantor any significant portion of its assets constituting Collateral at any time since January 1, 1993 (excluding Persons making sales in the ordinary course of their businesses to the Borrower or a Guarantor of property constituting inventory in the hands of such seller), (ii)

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each location at which goods constituting Collateral are now located (together with the name of each owner of the property located at such address if not the Borrower or the applicable Guarantor, and a summary description of the relationship between the Borrower or the applicable Guarantor and such Person), and (iii) each currently used trade style and each trade name used by the Borrower or any Guarantor since January 1, 1993 and the purposes for which it was used. Borrower shall not change, and shall not permit any Guarantor to change, the location of its chief executive office or any location specified in clause (ii) of the immediately preceding sentence, or use or permit any Guarantor to use, any additional trade style, except upon giving not less than thirty (30) days' prior written notice to the Agent and taking or causing to be taken all such action at Borrower's or such Guarantor's expense as may be reasonably requested by the Agent to perfect or maintain the perfection of the Lien of the Agent in Collateral.

         SECTION 6.9 FURTHER ASSURANCES. At the request of the Agent, the Borrower will, and will cause each Subsidiary to, execute by its duly authorized officers, alone or with the Agent, any certificate, instrument, statement or document and will procure any such certificate, instrument, statement or document (and pay all connected costs) which the Agent reasonably deems necessary to create or preserve the Liens (and the perfection and priority thereof) of the Agent for the benefit of the Lenders contemplated hereby and by the other Loan Documents and specifically including all Collateral acquired by the Borrower or any Guarantor after the Closing Date.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

         SECTION 7.1 EFFECTIVENESS; CONDITIONS TO ADVANCES AND ISSUANCE OF LETTERS OF CREDIT. The effectiveness of this Agreement and the obligation of the Lenders to make the Term Loan and to make the Advances of the Revolving Loans and of Issuing Bank to issue the Letters of Credit is subject to the satisfaction of the following conditions precedent:

                  (a) the Agent shall have received on or before the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

                           (i) executed originals of this Agreement and each of
                  the other Loan Documents, together with all schedules and exhibits thereto;

                           (ii) favorable written opinions of counsel to the
                  Borrower and the Guarantors dated the Closing Date, addressed to the Agent and the Lenders and reasonably satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the forms set forth in Exhibit N attached hereto and incorporated herein by reference;

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                           (iii) resolutions of the board of directors or other
                  appropriate governing body (or of the appropriate committee thereof) of the Borrower, certified by its vice president, secretary or assistant secretary or other appropriate officer as of the Closing Date, appointing the initial Authorized Representative and approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution, delivery and performance thereof;

                           (iv) resolutions of the board of directors or other
                  appropriate governing body (or of the appropriate committee thereof) of each Guarantor, certified by its secretary, assistant secretary, vice president or other appropriate officer as of the Closing Date approving and adopting the Loan Documents to be executed on behalf of such Guarantor and authorizing the execution, delivery and performance thereof;

                           (v) specimen signatures of officers of the Borrower
                  executing the Loan Documents on behalf of the Borrower, certified by the secretary, assistant secretary, vice president or other appropriate officer of the Borrower;

                           (vi) specimen signatures of officers of each
                  Guarantor executing the Loan Documents on behalf of such Guarantor, certified by the secretary, assistant secretary, vice president or other appropriate officer of such Guarantor;

                           (vii) Organizational Documents of the Borrower and
                  each Guarantor certified as of recent date by the Secretary of State of its state of organization;

                           (viii) Operating Documents of the Borrower and each
                  Guarantor certified as of the Closing Date as true and correct by its secretary, assistant secretary, vice president or other appropriate officer of such Person;

                           (ix) with respect to the Borrower and each
                  Guarantor, certificates issued as of a recent date by the Secretary of State or other appropriate Governmental Authority of its jurisdiction of incorporation as to its due existence and good standing therein;

                           (x) with respect to the Borrower and each Guarantor,
                  appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued as of a recent date by the Secretary of State or other appropriate Governmental Authority of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business would reasonably be expected to result in a Material Adverse Effect;

                           (xi) stock certificates representing all of the
                  shares of Pledged Stock with undated stock powers executed in blank for each certificate;

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                           (xii) original Intercompany Notes with undated
                  endorsements executed in blank for each Intercompany Note;

                           (xiii) notice of appointment of the initial
                  Authorized Representative of the Borrower in the form of Exhibit C hereto;

                           (xiv) certificate of an Authorized Representative
                  dated the Closing Date demonstrating compliance with the financial covenants contained in Article XI hereof, all as of the immediately preceding Determination Date, substantially in the form of Exhibit O attached hereto;

                           (xv) evidence of insurance required by the Loan
                  Documents other than policies for director and officer indemnification insurance and immaterial policies issued to Subsidiaries;

                           (xvi) Landlord Waivers and Lease Assignments for
                  each of the Borrower's or any Subsidiary's leased facilities;

                           (xvii) a copy of the License Agreement certified as
                  true and correct by an Authorized Representative;

                           (xviii) financial statements of the Borrower and its
                  Subsidiaries required to be delivered pursuant to Section 8.6 hereof, pro forma historical financial statements as at and for the fiscal year ended December 31, 1997 of the Borrower and its Subsidiaries on a consolidated basis and, to the extent any Permitted Acquisition has been consummated, giving effect to such Permitted Acquisition and the transactions contemplated thereby, and, to the extent any Permitted Acquisition has been consummated, consolidated pro forma financial statements and projections of the Borrower and its Subsidiaries on a consolidated basis for the first complete Four-Quarter Period following completion and effectiveness of each of the Bolle Australia Acquisition and the Bolle UK Acquisition;

                           (xix) a Borrowing Notice or Interest Rate Selection
                  Notice;

                           (xx) all fees payable by the Borrower on the Closing
                  Date to the Agent, Issuing Bank and the Lenders;

                           (xxi) UCC-1 Financing Statements, duly executed by
                  the Borrower and each of the Guarantors and in proper form for filing, for all locations required by applicable law to perfect the lien of the Agent and the Lenders under the Security Agreement as a first priority lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements;

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                           (xxii) a certificate of an officer of the Borrower
                  reasonably satisfactory to the Agent and the Lenders as to the matters set forth in Section 7.1(b)(ii) through (vi) and 7.1(c)(i) and (v) below;

                           (xxiii) information regarding litigation, taxes,
                  accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, and contingent liabilities of the Borrower and its Subsidiaries and, to the extent any Permitted Acquisition has been consummated, of Bolle Australia and Bolle UK as required by the Agent;

                           (xxiv) a copy of the fully executed Texas Property
                  Purchase Agreement for a minimum amount of $5,000,000 to be closed not later than April 30, 1998 and all other related documents, instruments and agreements requested by the Agent certified as true and complete by an Authorized Representative; and

                           (xxv) such other documents, instruments,
                  certificates and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby.

                  (b) Each of the following shall have occurred or be true:

                           (i) The Agent and NMS shall have completed all due
                  diligence with respect to the Borrower and its Subsidiaries, and to the extent any Permitted Acquisition has been consummated on or before the Closing Date, (A) Bolle Australia and/or Bolle UK and their Subsidiaries, as applicable, and (B) the Bolle UK Acquisition and/or the Bolle Australia Acquisition, as applicable, all in scope and determination satisfactory to NationsBank and NMS in their sole discretion;

                           (ii) There shall not be any action, suit,
                  investigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that (a) purports to affect the Borrower and its Subsidiaries, Bolle UK, Bolle Australia and their respective Subsidiaries or the transactions contemplated hereby (including any Permitted Acquisition), (b) would reasonably be expected to have a material adverse effect on the financings or any other transactions contemplated hereby (including without limitation the redesignation of the Series A Preferred Stock or the issuance and terms of the Series B Preferred Stock), on the Borrower or its Subsidiaries or their business or operations, on Bolle Australia, Bolle UK or any of their Subsidiaries or their business or operations, or on the Permitted Acquisitions or (c) would reasonably be expected to have a material adverse effect on the ability of the parties hereto or thereto to perform their obligations hereunder or under either Share Purchase Agreement;

                           (iii) The Borrower shall be in compliance with all
                  existing financial and material contractual obligations before and immediately after giving effect to the financings and other transactions contemplated hereby;

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                           (iv) The Borrower, its Domestic Subsidiaries and any
                  other Guarantor shall have received all government, shareholder and third-party approvals, consents and waivers, and shall have made or given all necessary filings and notices, as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any court or other Governmental Authority or arbitral authority, (B) any Organizational Document or Operating Documents of the
                  Borrower or any Subsidiary or (C) any agreement, document or instrument to which any of the Borrower or any Domestic Subsidiary or any other Guarantor is a party or by which any of them or their properties is bound, if such default, conflict or violation would reasonably be expected to result in a Material Adverse Effect; and all applicable waiting periods shall have expired without any action being taken or threatened in writing by any authority that could restrain, prevent or impose any material adverse conditions on the making of the Term Loan or the Revolving Loans, or other transactions contemplated hereby, and no law or regulation shall be applicable which would reasonably be expected to have a Material Adverse Effect;

                           (v) The Borrower shall have been granted exclusive,
                  worldwide licenses on terms and conditions acceptable to the Agent for unrestricted use of all trademarks, patents and other intellectual property of any Foreign Subsidiary (now existing or hereafter created or acquired), which licenses shall permit assignment thereof to the Agent and the Lenders and their further assignees;

                           (vi) The maximum principal amount of all
                  Indebtedness for Money Borrowed of the Borrower on the Closing Date, giving effect to the assumption of certain Indebtedness by the Borrower from BEC pursuant to the Bill of Sale and the Assignment and Amendment, the initial advance on such date of the Term Loan and Revolving Credit Loans and repayment of Existing Indebtedness with the proceeds thereof (other than repayment of the FG Mortgage Debt) shall not exceed $24,000,000; provided, however, in the event that the Bolle Australia Acquisition and the Bolle UK Acquisition have not both been consummated on the Closing Date, the Borrower's total Indebtedness for Money Borrowed on the Closing Date, giving effect to the transactions referred to above in this clause (vi) and to any Permitted Acquisition then consummated, does not exceed the product of 3.1 times the Borrower's pro forma Consolidated EBITDA for the Four-Quarter Period most recently ended prior to the Closing Date giving effect to such Permitted Acquisition closed on the Closing Date.

                           (vii) The terms and conditions as well as the form
                  and substance of all documents, instruments and agreements by which BEC assigns to the Borrower, and the Borrower assumes from BEC certain assets and liabilities, including without limitation the Bill of Sale and the Assignment and Amendment, shall be acceptable to the Agent and the Lenders in their discretion.

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                  (c) In the good faith judgment of the Agent and the Lenders:

                           (i) Except as set forth in Schedule 7.1(c) hereto,
                  there shall not have occurred a material adverse change in the business, assets, revenues, operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole since December 31, 1996 or in the assumptions, facts or information contained in the financial statements, budgets, projections or pro forma balance sheets most recently delivered to the Agent by the Borrower;

                           (ii) There shall not have occurred and be continuing
                  a material adverse change in the market for syndicated credit facilities similar in nature to the Facilities or a material disruption of, or a material adverse change in, financial, banking or capital market conditions, in each case as determined by the Agent in its reasonable discretion;

                           (iii) All financial reports received by the Agent
                  with respect to the Borrower and the reasonableness and accuracy of all financial projections shall be reasonably satisfactory;

                           (iv) The terms of the Preferred Stock and all other
                  preferred stock and other equity or debt instruments of the Borrower's capital structure, including without limitation any other securities issued or consideration tendered or liability assumed by the Borrower in connection with the Bolle Australia Acquisition and the Bolle UK Acquisition, shall be in form and substance acceptable to NMS, the Agent and the Lenders; and

                           (v) There not having occurred and being continuing a
                  material adverse change in governmental regulation or policy affecting NationsBank, NMS, the Borrower, or, to the extent any Permitted Acquisition has been consummated, Bolle UK and/or Bolle Australia, as applicable, or such Permitted Acquisition, and no litigation or other action is pending or threatened seeking an injunction, damages or relief relating to the Credit Facilities or the related transactions contemplated in conjunction with any Permitted Acquisition.

         SECTION 7.2 CONDITIONS OF PERMITTED ACQUISITIONS AND ALL ADVANCES FOR PERMITTED ACQUISITIONS. Each Permitted Acquisition and the obligations of the Lenders to make any Advance on any date (each an "Acquisition Date"), whether on or after the Closing Date, to be used to pay or repay amounts previously paid with respect to any portion of the purchase price or costs associated with a Permitted Acquisition are subject to the satisfaction of the following conditions:

                  (a) the Agent shall have received on or before any Acquisition Date, in form and substance satisfactory to the Agent and Lenders, the following:

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                           (i) favorable written opinions of counsel to the
                  Borrower (including opinions of local counsel in the United Kingdom or Australia, as applicable) dated the Acquisition Date, addressed to the Agent and the Lenders and reasonably satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the forms set forth in Exhibit N attached hereto and incorporated herein by reference;

                           (ii) financial statements of Bolle Australia and/or
                  Bolle UK, as applicable, for the fiscal year 1997, including balance sheets, income and cash flow statements prepared in conformity with generally accepted accounting principles of the applicable country and certified by independent public accountants of recognized national standing with an unqualified opinion;

                           (iii) tax returns of Bolle Australia and/or Bolle
                  UK, as applicable, for the two immediately preceding fiscal years;

                           (iv) pro forma historical financial statements as at
                  and for the fiscal year ended December 31, 1997 of the Borrower and its Subsidiaries on a consolidated basis giving effect to such Permitted Acquisition and the transactions contemplated thereby, consolidated pro forma financial statements and projections of the Borrower and its Subsidiaries on a consolidated basis for the first complete Four-Quarter Period following completion and effectiveness of each of the Bolle Australia Acquisition and the Bolle UK Acquisition;

                           (v) information regarding litigation, taxes,
                  accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, and contingent liabilities of Bolle Australia and/or Bolle UK, as applicable, as required by the Agent;

                           (vi) a written Price Waterhouse report of the
                  accounts receivable, inventory, accounts payable, controls and systems of Bolle Australia and/or Bolle UK, as applicable, in form and substance acceptable to the Agent;

                           (vii) a certificate of an officer of the Borrower
                  reasonably satisfactory to the Agent and the Lenders as to the matters set forth in Section 7.2(b)(i) through (iii) and 7.2(c)(i) through (iv)below;

                  (b) Each of the following shall have occurred or be true:

                           (i) the total cash consideration shall not be
                  greater than (pound)1,000,000 for the Bolle UK Acquisition and A$5,875,000 for the Bolle Australia Acquisition;

                           (ii) the cash consideration listed in (i) above, the
                  shares of common stock of the Borrower and all other consideration to be tendered or liability

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                  assumed in connection with the Permitted Acquisition (the
                  "Acquisition Consideration") shall be acceptable to the Agent and the Lenders;

                           (iii) There shall not be any action, suit,
                  investigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that (a) would reasonably be expected to have a material adverse effect on Bolle Australia, Bolle UK or any of their Subsidiaries or their business or operations, or on such Permitted Acquisition or (b) would reasonably be expected to have a material adverse effect on the ability of the parties hereto or thereto to perform their obligations under the applicable Share Purchase Agreement;

                           (iv) The Agent and NMS shall have completed all due
                  diligence with respect to (A) Bolle Australia and/or Bolle UK and their Subsidiaries, as applicable, and (B) the Bolle UK Acquisition and/or the Bolle Australia Acquisition, as applicable, all in scope and determination satisfactory to NationsBank and NMS in their sole discretion;

                  (c) In the sole discretion of the Agent and NMS:

                           (i) there shall not have occurred since December 31,
                  1997 any change in the business, assets, condition (financial or otherwise) or cash flow of Bolle Australia or Bolle UK or in the facts and information relating to Bolle Australia or Bolle UK that would reasonably be expected to have a material adverse effect on the business, properties, operations or conditions, financial or otherwise, of Bolle Australia or Bolle UK;

                           (ii) neither the Bolle Australia Acquisition nor the
                  Bolle UK Acquisition shall have a Material Adverse Effect on the Borrower and its Subsidiaries;

                           (iii) all conditions precedent to the consummation
                  of the Bolle Australia Acquisition and the Bolle UK Acquisition, as applicable, set forth in the Share Purchase Agreements have been satisfied (other than the tender of cash consideration and the issuance of Common Stock) and not waived without the approval of the Agent including all consents and approvals of third parties and upon the tendering of the cash proceeds in the manner set forth in
                  (ix) below and the issuance of Common Stock pursuant to the terms of the Share Purchase Agreements, the Bolle Australia Acquisition and the Bolle UK Acquisition will be effective;

                           (iv) There not having occurred and being continuing
                  a material adverse change in governmental regulation or policy affecting Bolle UK and/or Bolle Australia, as applicable, or any Permitted Acquisition, and no litigation or other action is pending or threatened seeking an injunction, damages or relief relating to any Permitted Acquisition;

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                           (v) the Agent and the Lenders shall have been
                  authorized to rely on the opinions of counsel to the Borrower, Bolle Australia and Bolle UK as to all matters contained in such opinions regarding the Bolle Australia Acquisition and the Bolle UK Acquisition;

                           (vi) the Agent shall have received copies of the
                  fully executed Share Purchase Agreements and all other related documents, instruments and agreements requested by the Agent certified as true and complete by an Authorized Representative and the Share Purchase Agreements and all related documents, instruments and agreements shall not have been amended in form or substance not acceptable to the Agent and the Lenders;

                           (vii) the Agent and NMS shall have completed all due
                  diligence deemed necessary with respect to the business, operations, financial conditions and prospects of Bolle Australia and Bolle UK.

                           (viii) the Bolle Australia Acquisition and the Bolle
                  UK Acquisition shall be effective upon tendering of the Acquisition Consideration.

         SECTION 7.3 CONDITIONS OF ALL ADVANCES AND ISSUANCES OF LETTERS OF CREDIT ON OR AFTER THE CLOSING DATE. The obligations of the Lenders to make any Advance or to Convert or Continue the interest rates thereof pursuant to Sections 2.10 or 3.11 (other than any Conversion required by Sections 5.1, 5.2 or 5.3 hereof), and of Issuing Bank to issue Letters of Credit hereunder, on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                  (a) the Agent shall have received a notice of such borrowing or request as required by Section 3.1 hereof;

                  (b) the representations and warranties of the Borrower set forth in Article VIII hereof and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, Conversion, Continuation or issuance of such Letters of Credit, as the case may be, with the same effect as though such represen tations and warranties had been made on and as of such date, except (i) to the extent that such representations and warranties expressly relate to an earlier date, (ii) that the representations and warranties set forth in Section 8.4 and 8.5 shall be deemed to include and take into account any merger or consolidation permitted under Section 10.4 hereof or otherwise permitted in accordance with the terms hereof, and (iii) that the financial statements referred to in Section 8.6(a) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 9.1 hereof;

                  (c) in the case of the issuance of a Letter of Credit, Borrower shall have executed and delivered to Issuing Bank an Application and Agreement for Letter of Credit

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         in form and content reasonably acceptable to Issuing Bank together with such other instruments and documents as it shall reasonably request;

                  (d) at the time of each such Advance, Conversion, Continuation or issuance of each Letter of Credit, as the case may be, no Default or Event of Default shall have occurred and be continuing;

                  (e) immediately after issuing any Letter of Credit, the aggregate Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment; and

                  (f) immediately after giving effect to any Revolving Loan or Letter of Credit, the sum of the Dollar Value of all Revolving Credit Outstandings and all Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment, the sum of all FF Revolving Credit Outstandings and Term Loan Outstandings shall not exceed the Total FF Loan Commitment, and the Dollar Value of each Lender's Applicable Commitment Percentage of Revolving Loans and Participations shall not exceed its Revolving Credit Commitment.

                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

         Except as otherwise indicated below, all Subsidiaries acquired in connection with the Bolle Australia Acquisition and the Bolle UK Acquisition and as to which the representations and warranties referenced in Section 8.20 hereof are applicable shall be deemed excluded from the meaning of the terms "Subsidiary" and "Subsidiaries" for the purposes of making the representations and warranties contained in this Article VIII (other than Section 8.20 hereof) on the Acquisition Date only. Such Subsidiaries shall be included in the meanings of such terms at all times after the Acquisition Date that the representations and warranties contained in this Article VIII are given.

         The Borrower represents and warrants (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans and issuance of Letters of Credit) with respect to itself and to its Subsidiaries as follows:

         SECTION 8.1            ORGANIZATION AND AUTHORITY.

                  (a) The Borrower and each Subsidiary is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation;

                  (b) the Borrower and each Subsidiary (i) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (ii) is qualified to do business in every

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         jurisdiction in which it conducts business except where the failure so to qualify would not have a Material Adverse Effect;

                  (c) the Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

                  (d) each Guarantor has the power and authority to execute, deliver and perform the Guaranty and the Security Agreement and to execute, deliver and perform each of the other Loan Documents to which it is a party; and

                  (e) when executed and delivered, and, with respect to the Intellectual Property Assignments, upon filing and satisfaction of the express conditions to effectiveness therein, each of the Loan Documents to which the Borrower or any Guarantor is a party will be the legal, valid and binding obligation or agreement, as the case may be, of the Borrower and such Guarantor, as applicable, enforceable against it in accordance with its respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of remedies (whether in a proceeding at law or in equity);

         SECTION 8.2 LOAN DOCUMENTS. The execution, delivery and performance by the Borrower and each Guarantor of each of the Loan Documents to which it is a party:

                  (a) have been duly authorized by all requisite corporate action (including any required shareholder action) of the Borrower or such Guarantor, as applicable, required for the lawful execution, delivery and performance thereof;

                  (b) do not violate any provisions of (i) any law, rule or regulation applicable to the Borrower or such Guarantor which violation would reasonably be expected to have a Material Adverse Effect, (ii) any order of any court or other agency of government binding on the Borrower or such Guarantor, or their respective properties, or (iii) the charter documents, documents of organization or governance or bylaws of the Borrower or such Guarantor;

                  (c) will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time, or both, would constitute an event of default, under any indenture, agreement or other instrument to which the Borrower or such Guarantor is a party or by which its properties or assets are bound; and

                  (d) will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower or such Guarantor except Permitted Liens and any Liens in favor of the Agent and the Lenders created by the Loan Documents;

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         SECTION 8.3 SOLVENCY. The Borrower and each Guarantor are Solvent after giving effect to the transactions contemplated by this Agreement and the other Loan Documents;

         SECTION 8.4 SUBSIDIARIES AND STOCKHOLDERS. Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule 8.4 hereto, as the same may be hereafter amended; Schedule 8.4, as the same may be hereafter amended, states the authorized and issued capitalization of each Subsidiary listed thereon, the number of shares of each class of capital stock issued and outstanding of each such Subsidiary and the number and/or percentage of outstanding shares (including options, warrants and other rights to acquire any interest) of each such class of capital stock owned by the Borrower or by any such Subsidiary; the outstanding shares of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and the Borrower and each such Subsidiary owns beneficially and of record all the shares it is listed as owning in Schedule 8.4, free and clear of any Lien other than Permitted Liens;

         SECTION 8.5 OWNERSHIP INTERESTS. The Borrower owns no interest in any other Person (excluding Subsidiaries) other than the Persons listed in Schedule
8.5 hereto, as the same may be hereafter amended;

         SECTION 8.6            FINANCIAL CONDITION.

                  (a) The Borrower has heretofore furnished to the Agent (i) the audited consolidated and unaudited consolidating balance sheets of the Borrower and its Subsidiaries as at December 31, 1996, and the notes thereto and the related audited consolidated and unaudited consolidating statements of operations, cash flows, and shareholders' equity for the Fiscal Years then ended as examined and certified by Price Waterhouse, L.L.P., and (ii) unaudited interim consolidated financial statements of the Borrower and its Subsidiaries consisting of a consolidated balance sheet and related consolidated statement of operations and cash flows, without notes, for and as of the nine-month period ended September 30, 1997. Except as set forth therein, such financial statements (including the notes thereto) present fairly the consolidated financial condition of the Borrower and its Subsidiaries, as of the end of such Fiscal Year and nine-month period and results of their operations and the changes in shareholders' equity for such Fiscal Year and nine-month period, all in conformity with GAAP applied on a Consistent Basis;

                  (b) Except as set forth on Schedule 7.1(c), since December 31, 1996, there has not occurred any event which has had or would reasonably be expected to have a Material Adverse Effect, and the businesses, properties and operations of the Borrower and its Subsidiaries, considered as a whole, have not been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God;

                  (c) Since December 31, 1996, except as set forth in Schedule
         8.6 or Schedule 8.10 attached hereto, or as permitted under Section
         10.1 hereof, neither the Borrower nor any Subsidiary has incurred, other than in the ordinary course of business, any material

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         Indebtedness or material Contingent Obligations that remain outstanding or unsatisfied other than Outstandings hereunder;

         SECTION 8.7 TITLE TO PROPERTIES. The Borrower and its Subsidiaries have title to all their respective owned real and personal properties, subject to no transfer restrictions or Liens of any kind, except for (i) the transfer restrictions and Liens described in Schedule 8.7 attached hereto, (ii) Permitted Liens, (iii) with respect to any personal property that constitutes a security, transfer restrictions imposed under Federal and state securities laws and regulations, and (iv) the lack of title that could not reasonably be expected to have a Material Adverse Effect;

         SECTION 8.8 TAXES. The Borrower and its Subsidiaries have filed or caused to be filed all Federal, state, local and foreign tax returns which are required to be filed by them, other than those returns the failure of which to file could not reasonably be expected to have a Material Adverse Effect and, except for those tax matters set forth on Schedule 8.8 hereto and for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due unless the failure to pay the same could not reasonably be expected to have a Material Adverse Effect;

     SECTION 8.9 OTHER AGREEMENTS.  Neither the Borrower nor any Subsidiary is:
                 ----------------

                  (a) a party to any judgment, order or decree or subject to restrictions which would reasonably be expected to have a Material Adverse Effect; or

                  (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Borrower or any Subsidiary is a party, which default has, or if not remedied within any applicable grace period would reasonably be expected to have, a Material Adverse Effect;

         SECTION 8.10 LITIGATION. Except as set forth on Schedule 8.10, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or affecting the Borrower or any Subsidiary or any properties or rights of the Borrower or any Subsidiary, which would reasonably be expected to have a Material Adverse Effect;

         SECTION 8.11 MARGIN STOCK. Neither the Borrower nor any Subsidiary owns any "margin stock" as such term is defined in Regulation U, as amended (12 C.F.R. Part 221), of the Board. The proceeds of the borrowings made pursuant to Articles 2 and 3 hereof will be used by the Borrower and its Subsidiaries only for the purposes set forth in Sections 2.13 and 3.15 hereof. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said

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Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither the
Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof;

         SECTION 8.12 INVESTMENT COMPANY. Neither the Borrower nor any Subsidiary is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower of the transactions contemplated by this Agreement will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

         SECTION 8.13 INTELLECTUAL PROPERTY. The Borrower and its Subsidiaries own or have the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights, and all applications for any of the foregoing, necessary to the conduct of their businesses as now conducted (the "Intellectual Property"), all such Intellectual Property being identified on the schedules to the Intellectual Property Security Agreement and, except as set forth on Schedule 8.13 hereto, without known conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other Person. Each Subsidiary owning any Collateral as defined in the Intellectual Property Security Agreement is a party to the Intellectual Property Security Agreement. All material, patents, licenses, franchises, trademarks, trademark rights, trade names, trade secrets and copyrights of Bolle SNC are subject to the License Agreement.

         SECTION 8.14 NO UNTRUE STATEMENT. Neither this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any Guarantor in accordance with or pursuant to any Loan Document contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstances under which such representation or statement was made, in order to make any such representation or statement contained herein or therein not misleading in any material respect;

         SECTION 8.15 NO CONSENTS, ETC. Neither the respective businesses or properties of the Borrower or any Subsidiary, nor any relationship between the Borrower or any Subsidiary and any other Person, nor the execution, delivery and performance of the Loan Documents and the transactions contemplated hereby is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or other authority or any other Person on the part of the Borrower or any Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, this Agreement or the other Loan Documents, including, without limitation, the Permitted

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Acquisitions, or if so, such consent, approval, authorization, filing, registration or qualification has been obtained or effected, or shall have been obtained or effected prior to the Closing Date, as the case may be, or as set forth on Schedule 8.15 hereto;

         SECTION 8.16       EMPLOYEE BENEFIT PLANS.
                            Except as set forth in Schedule 8.16 hereof:

                  (a) Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 8.16 attached hereto;

                  (b) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except where failure to comply would not result in a Material Adverse Effect and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                  (c) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under
         Section 4041(c)(3)(C), 4063(a) or 4068(f) of ERISA with respect to any Pension Plan;

                  (d) Neither the Borrower nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan or
         (D) failed to make a required installment or other required payment under Section 412 of the Code;

                  (e) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan; and

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                  (f) No material proceeding, claim, lawsuit and/or
         investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan.

         SECTION 8.17 NO DEFAULT. As of the date hereof, there does not exist any Default or Event of Default hereunder.

         SECTION 8.18 ENVIRONMENTAL MATTERS. Except as listed on Schedule 8.18, the Borrower and each Subsidiary is in compliance in all material respects with all applicable Environmental Laws and has been issued and currently maintains all required federal, state and local permits, licenses, certificates and approvals. Neither the Borrower nor any Subsidiary has been notified of any pending or threatened action, suit, proceeding or investigation, and neither the Borrower nor any Subsidiary is aware of any facts, which (a) calls into question, or would reasonably be expected to call into question, compliance by the Borrower or any Subsidiary with any Environmental Laws, (b) seeks, or would reasonably be expected to form the basis of a meritorious proceeding to seek, to suspend, revoke or terminate any license, permit or approval necessary for the operation of the Borrower's or any Subsidiary's business or facilities, or
(c) seeks to cause, or would reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any Subsidiary to be subject to any restrictions on ownership, use, occupancy or transferability under any Environmental Law, any of which would reasonably be expected to have a Material Adverse Effect.

         SECTION 8.19 EMPLOYMENT MATTERS. Except as set forth on Schedule 8.19, the Borrower and all Subsidiaries are in compliance with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation, except where noncompliance could not reasonably be expected to have a Material Adverse Effect, and there is neither pending nor, to the knowledge of the Borrower, any threatened litigation, administrative proceeding or investigation in respect of such matters an adverse ruling or determination in which would reasonably be expected to have a Material Adverse Effect.

         SECTION 8.20 PERMITTED ACQUISITION. On the date that any Permitted Acquisition is consummated and effective, each of the representations and warranties contained in the Share Purchase Agreements, including all Exhibits referenced therein and all definitions of defined terms referenced therein, are incorporated herein by reference and given by the Borrower as of such date.

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                                   ARTICLE IX

                             AFFIRMATIVE COVENANTS

         Until the occurrence of the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will and will cause each Guarantor, as applicable, to:

         SECTION 9.1            FINANCIAL REPORTS, ETC.

                  (a) As soon as practical and in any event within 105 days after the end of each Fiscal Year after the Closing Date, deliver or cause to be delivered to the Agent and each Lender (i) the audited consolidated and unaudited consolidating balance sheets of the Borrower and its Subsidiaries, with the notes thereto, and the related audited consolidated and unaudited consolidating statements of earnings, cash flow, and shareholders' equity and the notes thereto, for such Fiscal Year, setting forth in the case of the consolidated statements comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis (except for the consolidating unaudited financial statements with respect to Bolle France, Bolle Australia and Bolle UK, as to which generally accepted accounting principles of the applicable country shall apply) and containing, with respect to the audited consolidated financial reports, opinions of Price Waterhouse, or other such independent certified public accountants selected by the Borrower and approved by the Agent, which approval shall not be unreasonably withheld, which are unqualified and without an exception not acceptable to the Agent; and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and demonstrating compliance with Article XI of this Agreement, which certificate shall be in the form attached hereto as Exhibit O and incorporated herein by reference;

                  (b) as soon as practical and in any event within 60 days after the end of each fiscal quarter beginning with the fiscal quarter ended March 31, 1998, deliver to the Agent and each Lender (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter, and the related consolidated and consolidating statements of earnings, cash flow, and shareholders' equity for such fiscal quarter and for the period from the beginning of the Fiscal Year through the end of such fiscal quarter, accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such fiscal quarter and the results of their operations and the changes in shareholders equity for such fiscal quarter, in conformity with the standards set forth in Section 8.6(a) with respect to interim financials, and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and containing computations for such quarter comparable to that required pursuant to
         Section 9.1(a)(ii);

                  (c) upon the request of the Required Lenders, deliver to the Agent and each Lender a letter from the Borrower's accountants specified in Section 9.1(a)(i) hereof stating that, in performing the audit necessary to render an opinion on the financial

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         statements delivered under Section 9.1(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); and if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

                  (d) not later than the last Business Day of each Fiscal Year, deliver to the Agent and each Lender consolidated financial projections for the Borrower and its Subsidiaries for the period from the beginning of the next Fiscal Year to the Scheduled Maturity Date, prepared on an annual basis and in accordance with GAAP applied on a Consistent Basis; provided, however, that projections for the Fiscal Year immediately following delivery of such projections shall be prepared on a quarterly basis; provided further, however, that in no event shall delivery of such projections constitute a representation or warranty of the Borrower that its consolidated financial results for, and consolidated financial condition at the end of, the period for which such projections were prepared shall meet or exceed such projections;

                  (e) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which the Borrower or any Subsidiary shall file from and after the date hereof with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower to its shareholders, bondholders or the financial community in general, and (iii) any management letter or other report submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit of the Borrower or any of its Subsidiaries; and

                  (f) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding Borrower's and each Subsidiary's operations, business affairs and financial condition as the Agent or such Lender may reasonably request.

         The Agent and the Lenders are hereby authorized to deliver a copy of any such financial information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent to any regulatory authority having jurisdiction over any of the Lenders pursuant to any written request therefor, or, subject to Article XIV hereof, to any other Person who shall acquire or consider the acquisition of a participation interest in or assignment of any Loan or Letter of Credit permitted by this Agreement.

         SECTION 9.2 MAINTAIN PROPERTIES. Maintain all properties necessary to its operations in good working order and condition (ordinary wear and tear excepted) and make all needed repairs, replacements and renewals as are necessary to conduct its business in accordance with customary business practices.

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         SECTION 9.3 EXISTENCE, QUALIFICATION, ETC. Do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, trade names, trademarks and permits, except to the extent conveyed in connection with a transaction permitted under
Section 10.4 hereof, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary and in which failure to maintain such license, qualification and good standing would reasonably be expected to result in a Material Adverse Effect.

         SECTION 9.4 REGULATIONS AND TAXES. Comply with all statutes and governmental regulations if noncompliance therewith would reasonably be expected to have a Material Adverse Effect and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, might become a Lien against any of its properties that constitute Collateral or a Lien on any other property, except Permitted Liens and any of the foregoing being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established.

         SECTION 9.5 INSURANCE. (a) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards as are customarily insured against by similar businesses owning such properties similarly situated, (b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property having such limits, deductibles, exclusions and co-insurance and other provisions providing no less coverage than that specified in Schedule 9.5 attached hereto, such insurance policies to be in form reasonably satisfactory to the Agent, (c) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes) and against business interruption and (d) maintain all insurance required under the Security Instruments. Each of the policies of insurance described in this Section 9.5 shall provide that the insurer shall give the Agent not less than thirty (30) days' prior written notice before any such policy shall lapse or be terminated, canceled or materially amended.

         SECTION 9.6 TRUE BOOKS. Keep true books of record and account in which full, true and correct entries shall be made of all of its dealings and transactions in accordance with customary business practices, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

         SECTION 9.7 RIGHT OF INSPECTION. Permit any Person designated by any Lender or the Agent, at the Borrower's expense with respect to any Person designated by the Agent if there has occurred and continues to exist a Default or an Event of Default, and at the requesting Lender's expense in all other circumstances, to visit and inspect any of the properties, corporate books and financial reports of the Borrower and its Subsidiaries, and to discuss their respective affairs, finances and accounts with their principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior notice.

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         SECTION 9.8 OBSERVE ALL LAWS. Conform to and duly observe in all material respects all laws, rules and regulations and all other valid requirements of any Governmental Authority the non-observance of which or non-compliance with which would reasonably be expected to have a Material Adverse Effect and obtain and maintain all material licenses, permits, certifications and approvals, as are required for the conduct of the business of the Borrower or any Material Subsidiary.

         SECTION 9.9 COVENANTS EXTENDING TO SUBSIDIARIES. Without duplication, cause each of its Subsidiaries to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 9.2 through 9.8, inclusive.

         SECTION 9.10 OFFICER'S KNOWLEDGE OF DEFAULT. Upon any Authorized Representative or executive officer of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Subsidiary, promptly deliver to the Agent written notice thereof, the period of existence thereof, and what action the Borrower proposes to take with respect thereto.

         SECTION 9.11 SUITS OR OTHER PROCEEDINGS. Upon any Authorized Representative or executive officer of the Borrower obtaining knowledge of any litigation or other proceedings being instituted against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, in an aggregate amount in respect of all such proceedings and processes greater than $500,000 not otherwise covered by insurance, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

         SECTION 9.12 NOTICE OF DISCHARGE OF HAZARDOUS MATERIAL OR ENVIRONMENTAL COMPLAINT. Promptly provide to the Agent true, accurate and complete copies of any and all letters, notices, complaints, orders, directives, claims, or citations received by the Borrower or any Subsidiary relating to any (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Laws; (b) release or threatened release into the environment by the Borrower or any Subsidiary, or by any Person handling, transporting or disposing of any Hazardous Material on behalf of the Borrower or any Subsidiary, or at any facility or property owned or leased or operated by the Borrower or a Subsidiary, of any Hazardous Material, except where occurring legally; or (c) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

         SECTION 9.13 ENVIRONMENTAL COMPLIANCE. If the Borrower or any Subsidiary shall receive any letter, notice, complaint, order, directive, claim or citation alleging that the Borrower or any Subsidiary has violated any Environmental Law or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, the Borrower shall, within the time period permitted and to the extent required by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or

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satisfy such liability unless, and only during the period that, the applicability of the Environmental Law, the fact of such violation or liability or what is required to remove or remedy such violation is being contested by the Borrower or the applicable Subsidiary by appropriate proceedings diligently conducted and all reserves with respect thereto as may be required under GAAP, if any, have been made.

         SECTION 9.14 INDEMNIFICATION. The Borrower hereby agrees to defend, indemnify and hold the Agent and the Lenders, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including, without limitation, assessment and cleanup costs and reasonable attorneys', consultants' and other experts' fees and disbursements) arising directly or indirectly from, out of or by reason of (a) the violation of any Environmental Law by the Borrower or any Subsidiary or with respect to any property owned, operated or leased by the Borrower or any Subsidiary or (b) the handling, storage, treatment, emission or disposal of any Hazardous Material by or on behalf of the Borrower or any Subsidiary on or with respect to property owned or leased or operated by the Borrower or any Subsidiary. The provisions of this
Section 9.14 shall survive repayment of the Obligations, the occurrence of the Facility Termination Date and expiration or termination of this Agreement.

         SECTION 9.15 FURTHER ASSURANCES. At the Borrower's cost and expense upon request of the Agent, or at the Lenders' cost and expense upon request of the Required Lenders, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, agreements, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

         SECTION 9.16 EMPLOYEE BENEFIT PLANS. With reasonable promptness, and in any event within thirty (30) days, the Borrower will give notice of and/or deliver to Agent copies of (a) the establishment of any new Employee Benefit Plan, the commencement of contributions to any plan to which the Borrower or any of its ERISA Affiliates was not previously contributing or any increase in the benefits of any existing Employee Benefit Plan, (B) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and (C) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code by the due date.

         SECTION 9.17 TERMINATION EVENTS. Promptly and in any event within ten
(10) days of becoming aware of the occurrence of or forthcoming occurrence of any (a) Termination Event or (b) "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, the Borrower will deliver to Agent a notice specifying the nature thereof, what action the Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

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         SECTION 9.18 ERISA NOTICES. With reasonable promptness but in any event within ten (10) days for purposes of clauses (a), (b) and (c), the Borrower will deliver to the Agent copies of (a) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code, (b) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (c) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan and (d) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. The Borrower will notify the Agent in writing within two (2) Business Days of the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

         SECTION 9.19 CONTINUED OPERATIONS. Continue at all times (a) to conduct its business and engage principally in the Core Business or a line or lines of business complimentary to the Core Business and (b) to preserve, protect and maintain free from Liens (other than Permitted Liens) its material patents, copyrights, licenses, trademarks, trademark rights, trade names, trade name rights, trade secrets and know-how necessary or useful in the conduct of its operations.

         SECTION 9.20 USE OF PROCEEDS. Use the proceeds of the Loans solely for the purposes specified in Section 2.13 or 3.15 hereof.

         SECTION 9.21 NEW SUBSIDIARIES. In the event of the acquisition or creation of any Subsidiary (a "New Subsidiary") or a Control Subsidiary, cause to be delivered to the Agent for the benefit of the Lenders each of the following indicated to be delivered by such Subsidiary within thirty (30) Business Days of the acquisition or creation of such Subsidiary or Control
Subsidiary:

                  (a) a Stock Pledge Agreement with respect to the capital stock of such New Subsidiary or Control Subsidiary owned by the Borrower or any Subsidiary substantially in the form of Exhibit G hereto; provided, however, that if such New Subsidiary or Control Subsidiary is a Foreign Subsidiary or a Foreign Control Subsidiary, such pledge of capital stock shall only be required if it is a Direct Foreign Subsidiary or a Direct Foreign Control Subsidiary or if there would not result therefrom a material adverse tax impact on the Borrower;

                  (b) a Guaranty executed by such New Subsidiary, substantially in the form of Exhibit E attached hereto; provided, however, that such Guaranty shall only be required if such New Subsidiary is a Domestic Subsidiary or such action would not have a material adverse tax impact on the Borrower;

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                  (c) a Security Agreement executed by such New Subsidiary,
         substantially in the form of Exhibit J attached hereto; provided, however, that such Security Agreement shall only be required if such New Subsidiary is a Domestic Subsidiary or such action would not have a material adverse tax impact on the Borrower and is not otherwise prohibited by applicable laws of any foreign jurisdiction;

                  (d) if such New Subsidiary has any material leased locations, Intellectual Property or intercompany advances or borrowings, duly executed copies of a Landlord Waiver, a Lease Assignment, an Intellectual Property Security Agreement, an Intercompany Note Assignment and a Subordination Agreement, as applicable, executed by such New Subsidiary, substantially in the forms of such documents attached hereto as exhibits; provided, however, that each of the foregoing shall be required only if such New Subsidiary is a Domestic Subsidiary or such action would not have a material adverse tax impact on the Borrower and is not otherwise prohibited by applicable laws of any foreign jurisdiction;

                  (e) an opinion of counsel to such New Subsidiary dated as of the date of delivery of the other documents required to be delivered pursuant to this Section 9.21 and addressed to the Agent and the Lenders, in form and substance identical to the opinion of counsel delivered on the Closing Date pursuant to Section 7.1 hereof with respect to any Guarantor and the Pledged Stock; and

                  (f) current copies of the Organizational Documents and Operating Documents of such New Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, or appropriate committees thereof (and, if required by such Organizational Documents or Operating Documents, or by applicable laws, of the shareholders), of such New Subsidiary authorizing the actions and the execution and delivery and performance of such Guaranty, Security Agreement, Stock Pledge Agreement, Intellectual Property Security Agreement and each other agreement required under this Section 9.21 and evidence satisfactory to the Agent (confirmation of the receipt of which will be provided by the Agent to the Lenders) that such New Subsidiary is Solvent as of such date after giving effect to such Guaranty, Security Agreement, Stock Pledge Agreement, and, if applicable, Intellectual Property Security Agreement.

         SECTION 9.22 HEDGING OBLIGATIONS. Enter into Swap Agreements in an aggregate notional amount reasonably agreed to by the Borrower and the Agent provided that such Swap Agreements are available on terms and conditions reasonably acceptable to the Borrower.

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                                   ARTICLE X

                               NEGATIVE COVENANTS

         Until the occurrence of the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

         SECTION 10.1 INDEBTEDNESS. Incur, create, assume or permit to exist any Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis, howsoever evidenced, except the following (collectively, the "Permitted Indebtedness"):

                  (a) Indebtedness set forth in Schedule 10.1 attached hereto and incorporated herein by reference and any extension, renewal or refinancing thereof that does not increase the principal amount thereof or (except as provided below) interest rate payable thereon from that existing immediately prior to such extension, renewal or refinancing; provided, none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of subordination, repayment or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date; provided further, that, notwithstanding the foregoing, the rate of interest payable thereon may change but in no event shall be greater than the interest rate generally available at the date of such amendment, modification or supplement from money center or regional commercial banks to companies of creditworthiness similar to that of the Borrower;

                  (b) Indebtedness owing to the Agent or any Lender in connection with this Agreement, any Note or other Loan Document;

                  (c) Indebtedness consisting of Hedging Obligations permitted under Section 10.9 hereof;

                  (d) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                  (e) (i) purchase money Indebtedness and (ii) Indebtedness incurred with respect to financing of Capital Expenditures, collectively under both clause (i) and (ii) not to exceed an aggregate outstanding amount at any time of $2,500,000;

                  (f) Indebtedness of any Guarantor owing to the Borrower or another Guarantor and Indebtedness of the Borrower owing to any Guarantor;

                  (g) Indebtedness of Subsidiaries acquired after the Closing Date, provided that (i) such Indebtedness (A) is recorded in the financial books and records of such Subsidiary prior to such Acquisition, (B) was not incurred by such Subsidiary in anticipation of such Acquisition, (C) is non-recourse to the Borrower and each Guarantor and not subsequently assumed by the Borrower or any Guarantor, and (D) is incurred upon terms

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         determined by the Borrower in its good faith business judgment to be more economically advantageous to the Borrower than the terms of an Advance hereunder or, if not so determined by the Borrower to be more economically advantageous, replaced by an Advance hereunder within 30 days of such Acquisition, and (ii) immediately after such acquisition, no Default or Event of Default has occurred or is continuing;

                  (h) additional unsecured Indebtedness incurred during any Fiscal Year in an aggregate outstanding principal amount not to exceed $1,000,000; provided, however, any such permitted additional Indebtedness not incurred during any Fiscal Year may not be incurred during any subsequent Fiscal Year;

                  (i) unsecured Indebtedness evidenced by the Intercompany Notes and with respect to which the payee thereunder shall have entered into and be subject to the Subordination Agreement and the Intercompany Note Assignment.;

                  (j) Indebtedness arising under the Bill of Sale with respect to the obligations of the Borrower to BEC.

Notwithstanding the foregoing, none of the Indebtedness described in clauses
(a), (b), (d), (f), (g) or (i) above shall be permitted to be incurred by Bolle France, Bolle Australia, Bolle UK or Tavister, and in the event that any Indebtedness is incurred by Bolle France, Bolle Australia, Bolle UK or Tavister, such Indebtedness shall not constitute "Permitted Indebtedness" hereunder.

         SECTION 10.2 LIENS. Incur, create or permit to exist any pledge, Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any of its Subsidiaries, including without limitation any capital stock of the Borrower or any of its Subsidiaries, other than any of the following (collectively, the "Permitted Liens"):

                  (a) Liens existing as of the date hereof and as set forth in
         Schedule 8.7 attached hereto, provided, however, that any such Lien that is released after the date hereof may not thereafter re-attach or otherwise become permitted by this Section 10.2(a);

                  (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (c) Liens in respect of purchase money Indebtedness permitted to be incurred pursuant to Section 10.1(e)(i) hereof in connection with the acquisition of certain tangible property; provided that (a) the original principal balance of the Indebtedness secured by such Lien constitutes not less than 80% nor more than 100% of the purchase price of the property acquired and (B) such Lien extends only to the property acquired with the proceeds of the Indebtedness so secured;

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                  (d) statutory Liens of landlords who are not subject to a
         Landlord Waiver and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 90 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (e) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                  (f) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere with the ordinary conduct of the business of the Borrower or any Subsidiary and do not impair the use of the property to which they attach to the extent that such interference or impairment would reasonably be expected to have a Material Adverse Effect; and

                  (g) Liens on real property securing Indebtedness permitted under Section 10.1(a), (b), (e) or (g) hereof (subject to compliance with subsection (c) above in connection with purchase money Indebtedness).

Notwithstanding the foregoing, none of the Liens described in clause (a) above shall be permitted to attach or relate to the assets of Bolle France, Bolle Australia, Bolle UK or Tavister and in the event any Liens attach to assets of Bolle France, Bolle Australia, Bolle UK or Tavister, such Liens shall not constitute "Permitted Liens" hereunder.

         SECTION 10.3 INVESTMENTS; ACQUISITIONS. Make any Acquisition or otherwise purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that Borrower and its Subsidiaries may:

                  (a)      invest in Eligible Securities;

                  (b) maintain investments existing as of the date hereof and as set forth in Schedules 8.4 and 8.5 attached hereto;

                  (c) accept and maintain accounts receivable arising and trade credit granted in the ordinary course of business and retain any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

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                  (d) make and maintain loans and advances to and investments in Subsidiaries which are Guarantors;

                  (e) consummate Permitted Acquisitions and Mergers permitted under Section 10.4(a) hereof;

                  (f) make and maintain other loans, advances and investments in an aggregate principal amount at any time outstanding not to exceed $1,000,000.

         SECTION 10.4 MERGER OR TRANSFER OF ASSETS. (a) Consolidate with or merge into any other Person, or permit any other Person to merge into it; provided, however, (i) any Domestic Subsidiary may merge or transfer all or any part of its assets into or consolidate with the Borrower or any Domestic Subsidiary directly or indirectly wholly owned by the Borrower, (ii) any Direct Foreign Subsidiary may merge or transfer all or any part of its assets into or consolidate with the Borrower or any Domestic Subsidiary or Direct Foreign Subsidiary directly or indirectly wholly owned by the Borrower provided the requirements of Article VI and Section 9.21 hereof are complied with, (iii) any Subsidiary which is neither a Domestic Subsidiary nor a Direct Foreign Subsidiary may merge or transfer all or any part of its assets into or consolidate with the Borrower or any Subsidiary directly or indirectly wholly owned by the Borrower provided the requirements of Article VI and Section 9.21 hereof are complied with, (iv) any Subsidiary may merge into another Person that is not a Subsidiary whereby such other Person is the surviving corporation provided that such other Person complies with all the requirements of Article VI and Section 9.21 as if it is a newly acquired Subsidiary and that such merger would be a Permitted Acquisition but for the Subsidiary not being the surviving corporation and (v) the Borrower or any Subsidiary may make a Permitted Acquisition.

         (b) Sell, lease, transfer or otherwise dispose of any assets other than (i) dispositions of inventory in the ordinary course of business, (ii) dispositions of equipment which, in the aggregate during any Fiscal Year, have a fair market value or book value, whichever is less, of $250,000 or less which is not replaced by equipment having at least equivalent value, (iii) dispositions of equipment which is replaced with equipment of like kind, function and value, provided the replacement equipment shall be acquired prior to or substantially contemporaneously with any disposition of the Equipment that is to be replaced, and the replacement equipment shall be free and clear of Liens other than Permitted Liens, (iv) dispositions of other assets which, in the aggregate during any fiscal year, have a fair market value or book value, whichever is less, of $250,000 or less, (v) sale or disposition for cash of (A) the Texas Property, (B) the AAi Preferred Stock and (C) the shares of capital stock of Eyecare Products, (vi) transfer of up to 35.71% of the shares of the common stock of Accessories Associates received in exchange for the AAi Preferred Stock in connection with or subsequent to the Accessories Associates IPO, and (vii) any Equity Offering of authorized but unissued equity securities the Net Proceeds of which are subject to the terms of Section 2.7(b) hereof except as otherwise provided therein.

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         SECTION 10.5 TRANSACTIONS WITH AFFILIATES. Other than transactions permitted under Sections 10.3 and 10.4 or set forth on Schedule 10.5 hereto, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that the Borrower or any Subsidiary may render services to such Persons for compensation at the same rates generally charged by the Borrower or such Subsidiary and (c) in the ordinary course of and pursuant to the reasonable requirements of the Borrower's (or any Subsidiary's) business consistent with past practice of the Borrower and its Subsidiaries and upon fair and reasonable terms no less favorable to the Borrower (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

         SECTION 10.6 COMPLIANCE WITH ERISA. With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:

                  (a) permit the occurrence of any Termination Event which would result in a liability to the Borrower or any ERISA Affiliate in excess of $500,000;

                  (b) permit the present value of all benefit liabilities under all Pension Plans (except as provided below) to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities (the "Excess Liabilities Value") by more than $500,000;

                  (c) permit any accumulated funding deficiency in excess of $500,000 (as defined in Section 302 of ERISA and Section 412 of the
         Code) with respect to any Pension Plan, whether or not waived;

                  (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $500,000; or

                  (e) engage, or permit any Borrower or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Sections 4975 of the Code for which a civil penalty pursuant to
         Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $500,000 may be imposed; or

                  (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is in excess of $500,000; or

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                  (g) fail, or permit the Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Law and all other applicable laws and the regulations and interpretations thereof.

         SECTION 10.7           FISCAL YEAR.  Change the Borrower's Fiscal Year.
                                -----------

         SECTION 10.8 DISSOLUTION, ETC. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with the merger or consolidation of Subsidiaries into each other or into a Borrower permitted pursuant to Section 10.4 hereof.

         SECTION 10.9 HEDGING OBLIGATIONS. Incur any Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Hedging Obligations, except for Hedging Obligations (a) related to protection against fluctuations in currency exchange rates in an aggregate notional amount to be agreed upon by the Agent and the Borrower and (b) arising under Swap Agreements agreed to in accordance with Section 9.22 hereof; provided, however, in no event shall Hedging Obligations be incurred for speculative or investment purposes.

         SECTION 10.10 DIVIDENDS, REDEMPTIONS AND OTHER PAYMENTS. (a) Make the AAi Payment if a Default or Event of Default is continuing on the date of or would result from such AAi Payment, or (b) declare or pay any cash dividends on, or make any other payment or distribution on account of, any capital stock of any class of the Borrower (other than dividends payable in the ordinary course of business solely in Common Stock), including, without limitation, any class or series of the Preferred Stock now or hereafter outstanding, or (c) purchase, redeem (whether mandatory or optional redemption) or otherwise retire any such shares or any option, warrant or similar agreement exercisable for or convertible into such shares (including, without limitation, shares of the Preferred Stock or the Bolle Warrants) or interests in consideration of cash or any debt instrument (whether or not subordinated) ("Restricted Debt") or shares of capital stock issued by any Subsidiary of the Borrower ("Restricted Stock"), or apply or set apart any of their assets therefor or make any other distribution (by redemption of capital or otherwise) in respect of any such shares in consideration of cash or Restricted Debt or Restricted Stock, or agree to do any of the foregoing, other than (i) conversion of any of the Borrower's securities into Common Stock which are so convertible in accordance with their terms and (ii) dividends payable by any Subsidiary to another Subsidiary or to the Borrower. Notwithstanding the foregoing the Series B Preferred Stock may be redeemed in accordance with its terms, provided that (A) at the time of such redemption, or as a result of such redemption, no Default or Event of Default shall have occurred nor would occur, as applicable, (B) if all of the Series B Preferred Stock is to be redeemed, an Advance can be made under the Revolving Credit Facility without the waiver of any condition precedent thereto to finance the entire amount of such redemption and (C) after giving pro forma and actual effect to such Advance, the Total Revolving Credit Commitment shall exceed Revolving Credit Outstandings by not less than $4,000,000.

          SECTION 10.11 DEFAULTS UNDER OTHER AGREEMENTS. Permit any landlord, mortgagee, trustee under deed of trust or lienholder to lawfully declare a default under any lease, mortgage,

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deed of trust or lien instrument on real estate owned or leased by the Borrower or any Guarantor or permit any landlord to lawfully terminate, prior to the expiration of its term, any leasehold interest of the Borrower or any Guarantor, and any such default or termination (other than with respect to leasehold interests subject to a Lease Assignment), individually or collectively, would reasonably be expected to result in a Material Adverse Effect.

         SECTION 10.12          COMPENSATION; REIMBURSEMENT OF EXPENSES.

                  (a) Pay any salary, fees, and other direct and indirect remuneration and compensation to any of its directors and executive officers in an amount in excess of those amounts paid to directors and executive officers of comparable companies engaged in the same general type of business and in similar financial condition.

                  (b) Reimburse any stockholder, officer, director, employee or agent of the Borrower or any Guarantor for any expenses incurred by such Person other than reasonable expenses incurred for or on behalf of the Borrower or any Guarantor in the ordinary course of business.

         SECTION 10.13 CHANGE IN ACCOUNTANTS. Change its independent public accountants to any Person other than Price Waterhouse, L.L.P., Deloitte & Touche, L.L.P., KPMG Peat Marwick, L.L.P., Arthur Andersen & Co., L.L.P., Coopers & Lybrand, L.L.P. or Ernst & Young, L.L.P. or any successor to any thereof as a result of their combination

         SECTION 10.14 LIMITATIONS ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Guarantor of real or personal property which has been or is to be sold or transferred by the Borrower or any Guarantor to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any Guarantor, unless such arrangement is with respect to real property on which a Lien is attached as permitted under Section 10.2(a), (c) or (g) prior to such arrangement and such Lien was not attached in a related transaction or series of related transactions or in anticipation of such arrangement.

         SECTION 10.15 NEGATIVE PLEDGE CLAUSES. Enter into any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of any of the Borrower or any Guarantor to create, incur, assume or suffer to exist any Lien, security interest or encumbrance upon any of its property, assets or revenues, whether now owned or hereafter acquired.

         SECTION 10.16 CHANGE OF CONTROL. Permit, or become a party to or the subject of any agreement, transaction or related series of transactions pursuant to or as a result of which, (a) any Person or group of Persons, other than Martin E. Franklin, acting in concert, acquires voting control, directly or indirectly, whether by tender offer or in one or more negotiated block or market transactions, of more than twenty-five percent (25%) of the shares of the issued and outstanding Voting Stock of any class of the Borrower having voting rights in the election of directors, or (b) during any period of up to 24 consecutive months, commencing on the Closing

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Date, individuals who at the beginning of such 24-month period were directors of the Borrower shall cease for any reason (other than the death, disability or retirement as a director of an officer of the Borrower serving as a director during such period) to constitute a majority of the board of directors of the Borrower (any of the foregoing, a "Change of Control").

         SECTION 10.17 INTELLECTUAL PROPERTY. Except as set forth in Section
10.19 hereof, cause or permit any of the licenses, trademarks, patents, copyrights, the License Agreement and other intellectual property of the Borrower or its Subsidiaries to be sub-licensed, assigned or transferred or subject to distributorship arrangements, other than to the Agent for the benefit of the Lenders hereunder or, with respect to sub-licenses only, to manufacturers and distributors of Inventory in the ordinary course of business as currently conducted.

         SECTION 10.18 PREFERRED STOCK; MANAGEMENT SERVICES AGREEMENT; SHARE PURCHASE AGREEMENTS. Amend, supplement, revise, or otherwise alter in any manner (i) any Certificate of Designation in effect on the Closing Date with respect to any class of Preferred Stock, (ii) the economic terms of the Management Services Agreement in effect on the Closing Date or (iii) the Share Purchase Agreements in effect on either the Closing Date or an Acquisition Date, as applicable.

         SECTION 10.19 LICENSES. Other than as set forth on Schedule 10.19 hereof, grant, establish, create or permit to exist any license of, or distributorship arrangement of, any of the intellectual property now existing or hereafter arising which is subject to the License Agreement or otherwise material to the business of the Borrower or any subsidiary except for (i) such licenses granted for the limited purpose of conducting sales or marketing promotions in the ordinary course of business of existing or new products for a reasonable, limited time period, (ii) such licenses approved by the Required Lenders in writing prior to the granting thereof within 30 days after request therefor, such approval not to be unreasonably withheld, and (iii) such licenses granted to any Domestic Subsidiary party to the Intellectual Property Security Agreement who has delivered an appropriate Intellectual Property Assignment executed in blank with respect to such license.

                                   ARTICLE XI

                              FINANCIAL COVENANTS

         Until the occurrence of the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower and its Subsidiaries on a consolidated basis will not:

         SECTION 11.1 CONSOLIDATED FIXED CHARGE RATIO. Permit at any time during any Four-Quarter Period of the Borrower ending during the periods set forth below, the Consolidated Fixed Charge Ratio to be less than the ratio set forth opposite such period set forth below:


    Closing Date through December 31, 1998                      1.25 to 1.00
    January 1, 1999 and thereafter                              1.50 to 1.00





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         SECTION 11.2 CONSOLIDATED LEVERAGE RATIO. Permit at any time during any Four-Quarter Period of the Borrower ending during the periods set forth below, the Consolidated Leverage Ratio at the end of each Four-Quarter Period during such period to be equal to or less than the ratio set forth opposite such period set forth below:

    Closing Date through December 31, 1998                        3.35 to 1.00
    January 1, 1999 through December 30, 1999                     3.00 to 1.00
    December 31, 1999 and thereafter                              2.50 to 1.00

         SECTION 11.3 CONSOLIDATED NET WORTH. Permit at any time Consolidated Net Worth to be less than eighty-five percent (85%) of Consolidated Net Worth on the Closing Date, such amount to be increased as at the first day of each Fiscal Year, beginning with the Fiscal Year commencing January 1, 1999, by an amount equal to (a) sixty percent (60%) of Consolidated Net Income during the immediately preceding Fiscal Year, plus (b) one hundred percent (100%) of the Net Proceeds of any Equity Offering consummated during the immediately preceding Fiscal Year; provided, however, in no event shall the Consolidated Net Worth requirement be decreased as a result of a net loss of the Borrower and its Subsidiaries (i.e., negative Consolidated Net Income) for any Fiscal Year. Any increase calculated pursuant hereto shall be determined based upon financial statements delivered in accordance with Section 9.1(a) hereof; provided, however such increase shall be deemed effective as of the first day of the Fiscal Year in which such financial statements are delivered.

         SECTION 11.4 CAPITAL EXPENDITURES. Make or become committed to make Capital Expenditures which exceed $3,250,000 in the aggregate for any Fiscal Year of the Borrower on a non-cumulative basis, that is, the amount of Capital Expenditures permitted to be made but not made in any Fiscal Year may not be carried over and be permitted to be made in any subsequent Fiscal Year.

                                  ARTICLE XII

                               EVENTS OF DEFAULT

         SECTION 12.1 EVENTS OF DEFAULT. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) a default shall be made in the due and punctual payment of the principal of any Loan or Reimbursement Obligation, when and as the same shall be due and payable whether pursuant to any provision of Articles II or III hereof, at maturity, by acceleration or otherwise; or

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                  (b) a default shall be made in the due and punctual payment of any amount of interest on any Loan or of any fees or other amounts payable to the Lenders, the Agent or Issuing Bank under the Loan Documents on the date on which the same shall be due and payable; or

                  (c) a default shall be made in the performance or observance of any covenant set forth in Sections 9.10, 9.11, 9.12, 9.18 or Articles X or XI hereof; or

                  (d) if (i) a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for thirty (30) or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or the Borrower becomes aware of such default, or (ii) a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond the applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent or the Lenders or delivered to the Agent or the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or (iii) without the written consent of the Agent, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void, invalid or unenforceable or otherwise cease to be in full force and effect for any reason whatsoever other than the occurrence of the Facility Termination Date; or (iv) the Borrower or any Subsidiary shall assert the invalidity or unenforceability of any of the Loan Documents or (v) any event or condition shall exist which would reasonably be likely to have a material adverse effect on
         (A) the ability of the Borrower or any Guarantor to pay or perform its obligations, liabilities or indebtedness under any Loan Document or
         (B) the material rights, powers or remedies of any Lender under any Loan Document or the validity, legality or enforceability thereof; or

                  (e) a default shall occur, which is not waived, (i) in the payment of any principal, interest, premium or other amounts with respect to any Indebtedness (other than the Obligations) of the Borrower or of any Subsidiary, in an amount not less than $1,000,000 in the aggregate outstanding, or (ii) in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and such default shall continue for more than the period of grace, if any, therein specified, or if such default shall permit the holder of any such Indebtedness to accelerate the maturity thereof; or

                  (f) if any material representation, warranty or other statement of fact contained herein or any other Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any Guarantor pursuant to or in connection with this Agreement or the other

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         Loan Documents, or otherwise, shall be false or misleading in any material respect when given or made; or

                  (g) if the Borrower or any Guarantor shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency, reorganization, bankruptcy, receivership or similar law, domestic or foreign; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute, Federal, state or foreign; or

                  (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Guarantor or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approving a petition filed against the Borrower or any Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or foreign country, province or other political subdivision, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Guarantor or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or foreign country, province or other political subdivision which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any Guarantor takes any action to indicate its consent to or approval of any such proceeding or petition; or

                  (i) if (i) any judgment where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $1,000,000 is rendered against the Borrower or any Guarantor, or (ii) there is any attachment, injunction or execution against any of the Borrower's or any Guarantor's properties for any amount in excess of $1,000,000; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of sixty (60) days; or

                  (j) if the Borrower or any Guarantor shall suspend all or any part of its operations and such suspension would reasonably be expected to have a Material Adverse Effect; or

                  (k) if the Borrower or any Subsidiary shall default in the payment of principal, interest, premium or other amounts under any Swap Agreement and such breach shall

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         continue beyond any grace period, if any, relating thereto pursuant to its terms, or the Borrower or any Subsidiary shall disaffirm or seek to disaffirm any Swap Agreement or any of its Hedging Obligations thereunder; or

                  (l) if any default permitting the termination thereof shall occur and be continuing under the License Agreement or if there shall be any amendment or modification thereof in any manner materially adverse to the interests of the Agent and the Lenders thereunder or if the License Agreement shall terminate for any reason or the rights of the Borrower thereunder shall be encumbered, assigned or sublicensed (other than sublicenses to Guarantors) or transferred in any manner; or

                  (m) if the Borrower shall not have sold the Texas Property pursuant to the terms of the Texas Property Purchase Agreement on or before April 30, 1998; or

                  (n) if Bolle America shall, as of the date that is one-hundred and eighty (180) days after the Closing Date, continue to occupy or to store or otherwise keep any Inventory (as defined in the Security Agreement) in that certain leased facility located in Denver, Colorado and more particularly described in Schedule 1 hereto or if Bolle America shall fail to comply with Section 28 or Section 29 of the Security Agreement;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                                    (A) either or both of the following actions
                           may be taken: (i) the Agent may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders to make further Loans or issue Letters of Credit terminated, whereupon the obligation of each Lender to make further Loans and of Issuing Bank to issue Letters of Credit hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other Obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Advances and issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

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                                    (B) The Borrower shall, upon demand of the
                           Agent or the Required Lenders, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Agent pursuant to the terms of an LC Account Agreement in the form of Exhibit R hereto; and

                                    (C) the Agent and the Lenders shall have
                           all of the rights and remedies available under the Loan Documents or under any applicable law.

         SECTION 12.2 AGENT TO ACT. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         SECTION 12.3 CUMULATIVE RIGHTS. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         SECTION 12.4 NO WAIVER. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         SECTION 12.5 ALLOCATION OF PROCEEDS. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to this Article 12, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder shall be applied by the Agent in the following order:

                  (a) amounts due to Issuing Bank and the Lenders pursuant to Sections 3.13, 4.3, 9.14, 15.4 and 15.8 hereof;

                  (b) amounts due to (A) Issuing Bank pursuant to Section 4.4 hereof, and (B) to Issuing Bank and/or the Agent pursuant to Section
         3.14 hereof;

                  (c) payments of interest on Loans and Reimbursement
         Obligations;

                  (d) payments of principal on Loans and Reimbursement Obligations;

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                  (e) payment of cash amounts to the Agent in respect of
         Letters of Credit Outstandings pursuant to Section 4.2(a) and 12.1(B) hereof;

                  (f) payment of Obligations owed a Lender or Lenders pursuant to Swap Agreements;

                  (g) payments of all other amounts due under this Agreement, if any, to be applied for the ratable benefit of the Lenders; and

                  (h) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.

                                  ARTICLE XIII

                                   THE AGENT

         SECTION 13.1 APPOINTMENT, POWERS, AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 13.5 and the first sentence of Section 13.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents):

                  (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender;

                  (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by the Borrower or any other Person to perform any of its obligations thereunder;

                  (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by the Borrower or any of its Subsidiaries or the satisfaction of any condition or to inspect the property (including the books and records) of the Borrower or any of its Subsidiaries or affiliates;

                  (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and

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                  (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct.

The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 13.2 RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for the Borrower or any of its Subsidiaries), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 13.1 hereof. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         SECTION 13.3 DEFAULTS. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice thereof (i) from the Borrower or (ii) from a Lender specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 13.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         SECTION 13.4 RIGHTS AS LENDER. With respect to its Term Loan Commitment and Revolving Credit Commitment and the Loans made by it, NationsBank (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. NationsBank (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other

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business with the Borrower or any of its Subsidiaries or affiliates as if it were not acting as Agent, and NationsBank (and any successor acting as Agent) and its affiliates may accept fees and other consideration from the Borrower or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         SECTION 13.5 INDEMNIFICATION. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 15.8 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Revolving Credit Commitments and Term Loan Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 15.8, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this Section 13.5 shall survive payment in full of the Loans and all other amounts payable under this Agreement.

         SECTION 13.6 NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of the Borrower or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

         SECTION 13.7 RESIGNATION OF AGENT. The Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the

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provisions of this Article XIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         SECTION 13.8 SHARING OF PAYMENTS, ETC. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, set-off, counterclaim or otherwise, obtain payment with respect to its Obligations (other than pursuant to Article V) which results in its receiving more than its pro rata share of the aggregate payments with respect to all of the Obligations (other than any payment expressly provided hereunder to be distributed on other than a pro rata basis and payments pursuant to Article V), then (a) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in their Obligations so that the amount of the Obligations held by each of the Lenders shall be pro rata and (b) such other adjustments shall be made from time to time as shall be equitable to insure that the Lenders share such payments ratably; provided, however, that for purposes of this Section 13.8 the term "pro rata" shall be determined with respect to the Term Loan Commitment and Revolving Credit Commitment of each Lender and with respect to the Total Credit Commitments after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Loans and Obligations. If all or any portion of any such excess payment is thereafter recovered from the Lender which received the same, the purchase provided in this Section 13.8 shall be rescinded to the extent of such recovery, without interest. The Borrowers expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of the other Lenders' Obligations may exercise all rights of payment (including, without limitation, all rights of set-off, banker's lien or counterclaim) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         SECTION 13.9 FEES. The Borrower agrees to pay to the Agent, for its individual account, an annual Agent's fee as from time to time agreed to by the Borrower and the Agent in writing.

                                  ARTICLE XIV

                         ASSIGNMENTS AND PARTICIPATIONS

         SECTION 14.1 ASSIGNMENTS AND PARTICIPATIONS. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Term Loan Commitment and Revolving Credit Commitment); provided, however, that

                  (i) each such assignment shall be to an Eligible Assignee;

                  (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;




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                           (iii) each such assignment by a Lender shall be of a
                  constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Note;

                           (iv) the parties to such assignment shall execute
                  and deliver to the Agent for its acceptance an Assignment and Acceptance, together with any Note subject to such assignment and a processing fee of $3,500; and

                           (v) an assignment (other than an assignment of 100%
                  of its interest) by NationsBank shall not include any portion of the obligation to issue Letters of Credit.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with
Section 5.6.

         (b) The Agent shall maintain at its address referred to in Section
15.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment and Term Loan Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights and/or obligations under this Agreement (including all or a portion of its Term Loan Commitment and Revolving Credit Commitment or its Loans); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such participations shall be in a minimum amount of $2,500,000 and shall include an allocable portion of such Lender's Participations, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participant shall be entitled to the benefit of the yield

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protection provisions contained in Article V and the right of set-off contained in Section 15.2, and (v) the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers requiring approval of all the Lenders as set forth in Section 15.5 hereof).

         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any operating circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

                                   ARTICLE XV

                               GENERAL PROVISIONS

         SECTION 15.1 NOTICES. All notices shall be in writing, except as to telephonic notices expressly permitted or required herein, and written notices shall be delivered by hand delivery, telefacsimile, overnight courier or certified or registered mail. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against (except as to telephonic or telefacsimile notice) receipt therefor or, in the case of telex, verification by return) at the address set forth below or such other address as such party shall specify to the other parties in writing, or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, addressed to such party at said address:

                  (a)      if to the Borrower:

                           Bolle Inc.
                           555 Theodore Fremd Avenue
                           Rye, New York 10580
                           Attention:  Mr. Ian G. H. Ashken
                           Telephone:  (914) 967-9400
                           Telefacsimile:  (914) 967-9405

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                           with copies to:
                           Kane Kessler, P.C.
                           1350 Avenue of the Americas
                           New York, New York 10019

                           Attention:  Robert L. Lawrence, Esq.
                           Telephone:  (212) 541-6222
                           Telefacsimile:  (212) 245-3009

                  (b)      if to the Agent:

                           NationsBank, National Association
                           Independence Center, NC1 001-15-04
                           15th Floor
                           Charlotte, North Carolina 28255
                           Attention:  Dana Weir, Agency Services
                           Telephone:  (704) 388-3917
                           Telefacsimile:  (704) 386-9923

                           with a copy to:

                           NationsBank, National Association
                           Corporate Banking
                           767 Fifth Avenue, 5th Floor
                           New York, New York 10153-0083

                          Attention: Ms. Susan Timmerman, Senior Vice President
                          Telephone:  (212) 407-5387
                          Telefacsimile:  (212) 751-6909

                  (c)      if to the Lenders:

                           At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance.

         SECTION 15.2 SETOFF. Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 15.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

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         SECTION 15.3 SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the expiration of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect until the Facility Termination Date, unless continuing thereafter in accordance with their terms. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in this Agreement, the Notes and the other Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

         SECTION 15.4 EXPENSES. The Borrower agrees (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, this Agreement or any of the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and each of the Lenders for all their reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement and the other Loan Documents, including without limitation, the reasonable fees and disbursements of counsel of the Agent and of each Lender and any payments in indemnification (other than, with respect to any Lender, payments of indemnification arising directly as a result of the gross negligence or willful misconduct of such Lender) or otherwise payable by the Lenders to the Agent pursuant to the Loan Documents and (c) to pay, indemnify and hold the Agent and the Lenders harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement or any other Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement or any other Loan Documents.

         SECTION 15.5 AMENDMENTS. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers and the Required Lenders (and, if Article XI or the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Revolving Credit Commitments or Term Loan Commitments of the Lenders, (ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of the Term Loan Commitment or Revolving Credit Commitment, (iv) change the percentage of the Term Loan Commitments or the Revolving Credit Commitments or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section 15.5 or any other provision of this Agreement, (v) release any Guarantor or any Liens in favor of the Agent or the Lenders covering any material portion of the Collateral or (vi) change the provisions of Section 2.7 hereof and this Section 15.5; and provided, further, that no such amendment or waiver that affects the

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rights, privileges or obligations of the Issuing Bank as issuer of Letters of
Credit, shall be effective unless signed in writing by the Issuing Bank;

Notwithstanding any provision of the other Loan Documents to the contrary, as between the Agent and the Lenders, execution by the Agent shall not be deemed conclusive evidence that the Agent has obtained the written consent of the Required Lenders. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         SECTION 15.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one copy of this Agreement containing all original, fully-executed counterpart signature pages.

         SECTION 15.7 TERMINATION. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Facility Termination Date shall have occurred unless such rights continue thereafter in accordance with their terms. The rights granted to the Agent for the benefit of the Lenders hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until the Facility Termination Date shall have occurred unless such rights continue thereafter in accordance with their terms or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive execution hereof until the Facility Termination Date unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment pursuant to the Loan Documents of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         SECTION 15.8           INDEMNIFICATION.

         (a) In consideration of the execution and delivery of this Agreement by the Agent and each Lender and the extension of the Term Loan Commitments, the Revolving Credit

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



Commitments and the Letter of Credit Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees, settlement costs and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, any of the Loan Documents or the matters contemplated therein, or relating to any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or supported by any Letter of Credit, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the gross negligence or willful misconduct of such Indemnified Party, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. This Section 15.8 supersedes any prior agreements of the parties as to indemnification or limits on liability and the provisions hereof shall survive repayment of the Obligations, the occurrence of the Facility Termination Date and the expiration or termination of this Agreement. The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any Guarantor, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct; provided, however, in no event shall any Indemnified Party be liable for punitive, consequential, indirect or special damages, as opposed to direct damages.

         (b) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 15.8 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

         SECTION 15.9 HEADINGS AND REFERENCES. The headings of the Articles and Sections of this Agreement are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of this Agreement. Words such as "hereof", "hereunder", "herein" and words of similar import shall refer to this Agreement in its entirety and not to any particular Section or provisions hereof, unless so expressly specified. As used herein, the singular shall include the plural, and the masculine shall include the feminine or a neutral gender, and vice versa, whenever the context requires.

         SECTION 15.10 SEVERABILITY. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

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



         SECTION 15.11 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

         SECTION 15.12 AGREEMENT CONTROLS. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

         SECTION 15.13 USURY SAVINGS CLAUSE. Anything in this Agreement or the Notes to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the extent that a Lender's receipt thereof would not be permissible under the law or laws applicable to it limiting rates of interest which may be charged or collected by it. Any such amount of interest which is not paid as a result of the limitation referred to in the preceding sentence shall be carried forward and paid by the Borrower to such Lender on the earliest date or dates on which any interest is payable under this Agreement and on which the receipt thereof is permissible under the laws applicable to such Lender limiting rates of interest which may be charged or collected by such Lender. Such payment shall be made as additional interest for the month preceding such interest payment date. Such deferred payments shall not bear interest.

         SECTION 15.14          GOVERNING LAW; WAIVERS.

                  (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY
         PERFORMED, IN SUCH STATE.

                  (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE ON SUCH PARTY BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH

NB BOLLE CREDIT AGREEMENT (FINAL)
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                                      108

         SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF EACH PARTY
         PROVIDED BY SECTION 15.1 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PARTY OR ANY PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 15.15 JUDGMENT CURRENCY. The Borrower, the Agent and each Lender hereby agree that if, in the event that a judgment is given in relation to any sum due to the Agent or any Lender hereunder, and such judgment is given in a currency (the "Judgment Currency") other than that in which such sum was originally denominated (the "Original Currency"), the Borrower agrees to indemnify the Agent or such Lender, as the case may be, to the extent that such amount of the Original Currency which could have been purchased by the Agent in accordance with normal banking procedures on the Business Day following receipt of such sum is less than the sum which could have been so purchased by the Agent had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding such judgment, and if the amount so purchased exceeds the amount which could have been so purchased had such purchase been made on the day on which such judgment was given, or if such day is not a Business Day, on the Business Day immediately preceding such judgment, the Agent or the applicable Lenders agree to remit such excess to the Borrower. The agreements in this
Section 15.15 shall survive payment of the Obligations.

NB BOLLE CREDIT AGREEMENT (FINAL)
Doc No: 190295

         SECTION 15.16 ECONOMIC AND MONETARY UNION IN THE EUROPEAN COMMUNITY. The parties confirm that, except as agreed to by all parties hereto in writing, the occurrence or non-occurrence of an event associated with economic and monetary union in the European Community will not have the effect of altering any term of, or discharging or excusing performance under, this Agreement, any other Loan Document, any Security Instrument, any Loan or transaction contemplated by any of the foregoing, nor give a party the right to unilaterally alter or terminate this Agreement, any other Loan Document, any Security Instrument, any Loan or transaction contemplated by any of the foregoing or give rise to an Event of Default or otherwise be the basis for the effective designation of the Revolving Credit Termination Date or the Facility Termination Date. "An event associated with economic and monetary union in the European Community" includes, without limitation, each (and any combination) of the following:

                  (a) the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise) ("Eurocurrency");

                  (b) the fixing of conversion rates between a member state's currency and the Eurocurrency or between the currencies of member states;

                  (c) the introduction of Eurocurrency as lawful currency in a member state;

                  (d) the withdrawal from legal tender of any currency that, before the introduction of Eurocurrency, was lawful currency in one of the member states; and

                  (e) the disappearance or replacement of a relevant price source for the Eurocurrency or the national currency of any member state, or the failure of the agreed sponsor (or a successor sponsor) to publish or display a relevant rate, index, price, page or screen.

NB BOLLE CREDIT AGREEMENT (FINAL)
Doc No: 190295

                        [SIGNATURES ON FOLLOWING PAGES.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                 BORROWER:

                                 BOLLE INC.

                                 By: /s/ Desiree DeStefano
                                 Name:
                                 Title:

                                 AGENT:

                                 NATIONSBANK, NATIONAL ASSOCIATION,

                                 as Agent for the

                                 Lenders

                                 By: /s/ Susan Timmerman
                                 Name:
                                 Title:










                             BOLLE CREDIT AGREEMENT

                             Signature Page 1 of 7

                                   LENDERS:

                                   NATIONSBANK, NATIONAL ASSOCIATION

                                   By: /s/ Susan Timmerman
                                   Name:
                                   Title:

                                   Lending Office:

                                   NationsBank, National Association
                                   Independence Center
                                   NC1 001-15-04, 15th Floor
                                   Charlotte, North Carolina 28255
                                   Attention:  Agency Services
                                   Telephone:        (704) 388-3917
                                   Telefacsimile: (704) 386-9923

                                   Wire Transfer Instructions:

                                   NationsBank, National Association
                                   Charlotte, North Carolina 28255
                                   ABA No.:  053000196
                                   Reference: Bolle Inc.
                                   Account No.:  136621-22506
                                   Attention:  Corporate Credit Support





                             BOLLE CREDIT AGREEMENT

                             Signature Page 2 of 7

                                      EUROPEAN AMERICAN BANK

                                      By: /s/ Mark J. Saeger
                                      Name:  Mark J. Saeger
                                      Title: Vice President

                                      Lending Office:

                                      European American Bank
                                      335 Madison Avenue, 17th Floor
                                      New York, New York 10017
                                      Attention:  Angie M. Marrano,

                                                      Administrative Assistant
                                      Telephone:        (212) 503-2553
                                      Telefacsimile:    (212) 503-2667

                                      Wire Transfer Instructions:

                                      European American Bank
                                      One EAB Plaza
                                      Uniondale, New York 11555
                                      ABA No.:  021 001 486
                                      Reference: Bolle Inc.
                                      Account No.:  K890222220
                                      Attention:  Commercial Loans Dept.





                             BOLLE CREDIT AGREEMENT

                             Signature Page 3 of 7

                                   NATIONAL CITY BANK OF KENTUCKY

                                   By: /s/ Don Pullen
                                   Name: Don Pullen
                                   Title: V.P.

                                   Lending Office:

                                   101 South 5th Street
                                   Louisville, Kentucky  40202
                                   Attention:        Etta Moore

                                                   Commercial Loan Operations
                                   Telephone:        (502) 581-6788
                                   Telefacsimile: (502) 581-4079

                                   Wire Transfer Instructions:

                                   National City Bank of Kentucky
                                   101 South 5th Street
                                   Louisville, Kentucky  40202
                                   ABA No.:          083-000-056
                                   Reference:        Bolle Inc.
                                   Attention:        Etta Moore
                                                    Commercial Loan Operations





                             BOLLE CREDIT AGREEMENT

                             Signature Page 4 of 7

                        BANKBOSTON, N.A.

                        By: /s/ Richard J. Klouda

                        Name:  Richard J. Klouda
                        Title:  Director

                        Lending Office:

                        One Landmark Square
                        Stamford, Connecticut  06901
                        Attention:        Jennifer Edwards
                        Telephone:         (203) 973-1940
                        Telefacsimile:  (203) 967-8169

                        Wire Transfer Instructions:

                        BankBoston, N.A.
                        ABA No.:          011100805
                        Reference:        Bolle Inc.
                        Account No.:      551-74538, Connecticut Zero
                                          Balance Account
                        Attention:        Joan LaFleur




                             BOLLE CREDIT AGREEMENT

                             Signature Page 5 of 7

                                     CREDIT AGRICOLE INDOSUEZ

By:                                  By:
Name: Craig Welch                    Name:
Title:   First Vice President        Title:

                                     Lending Office:

                                     520 Madison Avenue
                                     New York, New York 10022
                                     Attention:        Rene LeBlanc
                                     Telephone:        (212) 418-7042
                                     Telefacsimile:  (212) 418-2228

                                     Wire Transfer Instructions:

                                     Citibank N.A.
                                     New York, New York
                                     ABA No.:          021000089
                                     Swift:            Citius33
                                     Reference:        Bolle , Inc.

                                     Account No.:      Credit Agricole Indosuez

                               Account # 36023853



                             BOLLE CREDIT AGREEMENT

                             Signature Page 6 of 7

                                 IMPERIAL BANK

                                 By:
                                 Name:
                                 Title:

                                 Lending Office:

                                 9920 South La Cienega Boulevard, 14th Floor
                                 Inglewood, California  90301
                                 Attention:        Ms. Jamie Harney
                                 Telephone:        (310) 417-5721
                                 Telefacsimile:  (310) 417-5997

                                 Wire Transfer Instructions:

                                 Imperial Bank
                                 ABA No.:          122201444
                                 Reference:        Bolle Inc.
                                 Account No.:      2405-100-540
                                 Attention:        LPIG #2405







                             BOLLE CREDIT AGREEMENT

                             Signature Page 7 of 7

                                   EXHIBIT A

                       APPLICABLE COMMITMENT PERCENTAGES

                                                                 REVOLVING                                   APPLICABLE
                                             TERM LOAN            CREDIT              TOTAL CREDIT           COMMITMENT
                                            COMMITMENT          COMMITMENT             COMMITMENT            PERCENTAGE

NationsBank, National Association                   FF         $3,214,285.71          $5,000,000.00         17.857142857%

National City Bank of Kentucky                      FF         $3,214,285.71          $5,000,000.00         17.857142857%

BankBoston, N.A.                                    FF         $3.214.285.71          $5,000,000.00         17.857142857%

European American Bank                              FF         $3,214,285.71          $5,000,000.00         17.857142857%

Credit Agricole Indosuez                            FF         $2,571,428.58          $4,000,000.00         14.285714286%

Imperial Bank                                       FF         $2,571,428.58          $4,000,000.00         14.285714286%

TOTAL OF ALL LENDERS                                FF        $18,000,000.00         $28,000,000.00        100.000000000%
                                                    ==        ==============         ==============        ==============

                                   EXHIBIT B

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                         DATED                , 19

         Reference is made to the Second Amended and Restated Credit Agreement dated as of March 11, 1998 (the "Agreement") among Bolle Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Agent for the Lenders ("Agent"), whereby the Lenders have agreed to make certain term loan, revolving credit and letter of credit facilities available to the Borrower (the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                     (the "Assignor") and            (the "Assignee") agree as

follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE, a _______% 1 interest in and to all of the Assignor's rights and obligations under each of the Agreements as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Loans owing to, and Participations held by, the Assignor on the Effective Date, and the Notes held by the Assignor.

         2. The Assignor (i) represents and warrants that, as of the date hereof, the aggregate outstanding principal amounts of the Loans owing to it (without giving effect to assignments thereof which have not yet become effective) are as follows: (A) $_______ of the Term Loan, (B) $______ of Revolving Loans and (C) the aggregate principal amount of Letters of Credit in which it is deemed to have a Participation under the Credit Agreement is $__________; (ii) represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interests are free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreements or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreements or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Agreements or any of the Loan Documents or any other instrument or document furnished pursuant thereto and
(v) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for replacement Notes dated _____________, 19__, for the Assignor (if an assignment of less than a 100% of its interest under the Credit Agreement) and the Assignee reflecting the amount of their respective Term Loan

--------
         Specify percentage in not less than 9 decimal points.

Commitment and Revolving Credit Commitment after consummation of the assignment hereunder in the principal amount of $________________ payable to the order of the Assignor, and one in the principal amount of $________________ payable to the order of the Assignee.

         3. The Assignee (i) confirms that it has received a copy of the Agreements, together with copies of the financial statements referred to in
Section 9.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreements; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreements are required to be performed by the Lender; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

         4. The effective date for this Assignment and Acceptance shall be _____________________________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

         5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to each of the Agreements and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under each of the Agreements.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreements and Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, commitment fees and letter of credit fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreements and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by and construed in accordance with, the laws of the State of New York.

           [NAME OF ASSIGNOR]

           By:
           Name:
           Title:

           Notice Address:

           After the Effective Date:

           Outstanding Term Loan:                 $______________________
           Outstanding Revolving Loans:           $______________________
           Outstanding Participations in
           Letter of Credit Outstandings:         $______________________

           [NAME OF ASSIGNEE]

           By:
              Name:
              Title:

           Notice Address/Lending Office:

           Wire transfer Instructions:

           After the Effective Date:

           Outstanding Term Loan:                 $______________________
           Outstanding Revolving Loans:           $______________________
           Outstanding Participations in
           Letter of Credit Outstandings:         $______________________

               Accepted this ____ day of _______, 19___
               NationsBank, National Association, as Agent

               By:
                      Name:
                      Title:

Consented to:

Bolle Inc.

By:
   Name:
   Title:

                                   EXHIBIT C

                 FORM OF NOTICE OF APPOINTMENT (OR REVOCATION)
                          OF AUTHORIZED REPRESENTATIVE

         Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of March 11, 1998 (the "Agreement") among Bolle Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         Appointment. The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative under the Loan Documents:

Name and Address                    Office              Specimen Signature

-----------------            -------------------        --------------------
=================

-----------------            -------------------        --------------------
=================

-----------------            -------------------        --------------------
=================

         Revocation. Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of ________________ as an Authorized Representative.

         This the ___ day of __________________, 19__.

                                     Bolle Inc.

                                     By:
                                        Name:
                                        Title:

                                   EXHIBIT D

                            FORM OF BORROWING NOTICE

To:      NationsBank, National Association, as Agent
         Independence Center, 15th Floor

         NC1-001-15-04
         Charlotte, North Carolina 28255
         Telefacsimile:  (704) 386-9923
         Attention:  Dana Weir, Agency Services

         Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of March 11, 1998 (the "Agreement") among Bolle Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby confirms its prior notice of borrowing given to the Agent by telephone at __________ __.m. on ____________, 19__ to the effect that Revolving Loans of the type and amount set forth below be made on the date indicated:

  Type of Loan             Interest                               Effective
  (Check One)              Period(1)           Amount(2)          Date(3)

TERM LOAN SEGMENT

 |_| FF LIBOR

   Rate Loan

REVOLVING LOAN

|_| Base Rate Loan(4)

|_| Eurodollar Rate Loan

|_| FF LIBOR

   Rate Loan

         (1) For any Eurodollar Rate Loan or FF LIBOR Rate Loan, one, two, three or six months.

         (2) Must be $500,000 or a multiple of $100,000 in excess thereof for all Revolving Loans.

         (3) At least three (3) Business Days later if a Eurodollar Rate Loan; may be same Business Day in case of a Base Rate Loan.

         (4) Specify Dollars or French Francs.

         The Borrower hereby requests that the proceeds of Revolving Loans described in this Borrowing Notice be made available to the Borrower as follows: [INSERT TRANSMITTAL INSTRUCTIONS].

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article 8 of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that (a) the representations and warranties set forth in Sections 8.4 and 8.5 of the Agreement shall be deemed to include and take into account any merger or consolidation permitted under Section 10.4 of the Agreement and references therein to Schedules 8.4 and 8.5 shall be deemed to refer to such Schedules as amended by Supplemental Schedules 8.4 and 8.5 attached hereto, and (b) the reference to the financial statements in Section 8.6 of the Agreement are to those financial statements most recently delivered to you pursuant to Section
9.1 of the Agreement; and

         3. After giving effect to Loans requested hereby, the sum of all Revolving Credit Outstandings and Letter of Credit Outstandings will not exceed the Total Revolving Credit Commitment.

                            Bolle Inc.

                            BY:

                                  Authorized Representative

                           Supplemental Schedule 8.4

                                  Subsidiaries

         Schedule 8.4 of the Agreement shall be amended hereby as follows (if no amendment of Schedule 8.4 is necessary, indicate "Not Applicable"):

                           Supplemental Schedule 8.5

                          Investments in Other Persons

         Schedule 8.5 of the Agreement shall be amended hereby as follows (if no amendment of Schedule 8.5 is necessary, indicate "Not Applicable"):

                                   EXHIBIT E

                           FORM OF GUARANTY AGREEMENT

                                   EXHIBIT F

                     FORM OF INTEREST RATE SELECTION NOTICE


To:      NationsBank, National Association,
           as Agent

         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina 28255
         Telefacsimile:  (704) 386-9923
         Attention:  Dana Weir, Agency Services

         Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of March 11, 1998 (the "Credit Agreement") among Bolle Inc. (the "Borrower"), each of the Lenders (as defined in the Agreement) and NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Credit Agreement.

         The Borrower through its Authorized Representative hereby confirms its prior notice of a selection of a type of Loan and Interest Period given to the Agent by telephone at __________ __.m. on _________________, 199__ to the
following effect in respect of Loans:

  Type of Loan           Interest                               Effective
  (Check One)            Period(1)         Amount(2)            Date(3)

TERM LOAN SEGMENT

|_| FF LIBOR

    Rate Loan

B REVOLVING LOAN

|_|  Base Rate Loan(4)

|_|  Eurodollar Rate Loan

|_|  FF LIBOR

    Rate Loan

         (1) For any Eurodollar Rate Loan or FF LIBOR Rate Loan, one, two, three or six months.

         (2) Must be $500,000 or a multiple of $100,000 in excess thereof.

         (3) At least three (3) Business Days after date of telephonic notice if a Eurodollar Rate Loan; may be same Business Day in case of a Base Rate Loan.

         (4) Specify Dollars or French Francs.

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article 8 of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that (a) the representations and warranties set forth in Sections 8.4 and 8.5 of the Agreement shall be deemed to include and take into account any merger or consolidation permitted under Section 10.4 of the Agreement and references therein to Schedules 8.4 and 8.5 shall be deemed to refer to such Schedules as amended by Supplemental Schedules 8.4 and 8.5 attached hereto and (b) the reference to the financial statements in Section 8.6 of the Agreement are to those financial statements most recently delivered to you pursuant to Section
9.1 of the Agreement; and

         3. After giving effect to Loans requested hereby, the sum of all Revolving Credit Outstandings and Letter of Credit Outstandings will not exceed the Total Revolving Credit Commitment.

                               Bolle Inc.

                               BY:

                                           Authorized Representative

                           Supplemental Schedule 8.4

                                  Subsidiaries


         Schedule 8.4 of the Agreement shall be amended hereby as follows (if no amendment to Schedule 8.4 is necessary, indicate "Not Applicable"):

                           Supplemental Schedule 8.5

                          Investments in Other Persons

         Schedule 8.5 of the Agreement shall be amended hereby as follows (if no amendment of Schedule 8.5 is necessary, indicate "Not Applicable"):

                                   EXHIBIT G

                         FORM OF STOCK PLEDGE AGREEMENT

                                   EXHIBIT H

                                FORM OF MORTGAGE

                                   EXHIBIT I

                               FORM OF TERM NOTE

                                PROMISSORY NOTE

FF_______________1                              __________, __________

                                                      __________, 1998

         FOR VALUE RECEIVED, BOLLE INC., a Delaware corporation having its principal place of business located in Rye, New York (the "Borrower"), hereby promises to pay to the order of _____________________________________________2
(the "Lender"), in its individual capacity, at the office of NationsBank, National Association, as agent for the Lenders (the "Agent"), located at Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate) at the times set forth in the Second Amended and Restated Credit Agreement dated as of March 11, 1997 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended and supplemented and in effect from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement), in lawful money of France, in immediately available funds, the principal amount of [_________________________________]3 FRENCH FRANCS
(FF__________)1 or, if less than such principal amount, the aggregate unpaid principal amount of the Term Loan made by the Lender to the Borrower pursuant to the Credit Agreement on the Term Loan Termination Date or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in Dollars, at said office, on the dates and at the rates provided in Article II of the Credit Agreement. All or any portion of the principal amount of such Loans may be prepaid as provided in the Credit Agreement.

-------------------------------


         1 Insert Lender's Term Loan Commitment in Arabic numerals.

         2 Insert name of Lender in capital letters.

         3 Insert Lender's Term Loan Commitment in words.




                                     I-1-1

         This Note is one of the Term Notes in the aggregate principal amount of FF_______________ referred to in the Credit Agreement and is issued pursuant to and entitled to the benefits and security of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Term Loan upon the terms and conditions specified therein.

         If payment of all sums due hereunder is accelerated under the terms of the Credit Agreement or under the terms of the other Loan Documents executed in connection with the Credit Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in Article II of the Credit Agreement, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees and disbursements, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed on the basis of a 360-day year for the actual number of days in the interest period.

         This Note shall be governed by, and construed in accordance with, the law of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, and also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, dishonor, demand or any other formality are hereby waived by all parties bound hereon.

                                     I-1-2

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                                            BOLLE INC.

ATTEST:                                     By:
                                            Name:

By:                                         Title:
          Secretary

[SEAL]

                                     I-1-3

                                   EXHIBIT J

                             FORM OF REVOLVING NOTE

                                PROMISSORY NOTE

                               (Revolving Loans)

_______________1                                  __________, __________

                                                        __________, 1998

         FOR VALUE RECEIVED, BOLLE INC., a Delaware corporation having its principal place of business located in Rye, New York (the "Borrower"), hereby promises to pay to the order of ___________________________________________________2 (the "Lender"), in its
individual capacity, at the office of NationsBank, National Association, as agent for the Lenders (the "Agent"), located at Independence Center, 101 North Tryon Street, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate) at the times set forth in the Second Amended and Restated Credit Agreement dated as of March 11, 1997 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as amended and supplemented and in effect from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement), in lawful money of the United States of America with respect to Dollar Loans or France with respect to FF Revolving Loans, in immediately available funds, the principal amount equal to the Dollar Value of [_________________________________]3 DOLLARS
($__________)1 or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in Dollars, at said office, on the dates and at the rates provided in Article III of the Credit Agreement. All or any portion of the principal amount of such Loans may be prepaid as provided in the Credit Agreement.

-------------------------------

         1 Insert Lender's Revolving Credit Commitment in Arabic numerals.

         2 Insert name of Lender in capital letters.

         3 Insert Lender's Revolving Credit Commitment in words.

         This Note is one of the Revolving Notes in the aggregate principal amount of $__________ referred to in the Credit Agreement and is issued pursuant to and entitled to the benefits and security of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Revolving Loans upon the terms and conditions specified therein.

         If payment of all sums due hereunder is accelerated under the terms of the Credit Agreement or under the terms of the other Loan Documents executed in connection with the Credit Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in Article III of the Credit Agreement, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees and disbursements, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed on the basis of a 360-day year for the actual number of days in the interest period.

         This Note shall be governed by, and construed in accordance with, the law of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, and also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, dishonor, demand or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.



                                   BOLLE INC.

ATTEST:                            By:
                                   Name:

By:                                Title:
        Secretary

[SEAL]

                                  EXHIBIT K-1

                          FORM OF LC ACCOUNT AGREEMENT



























                                     K-1-1

                                  EXHIBIT K-2

                        FORM OF CASH COLLATERAL ACCOUNT



























                                     K-2-1

                                   EXHIBIT L

                           FORM OF SECURITY AGREEMENT

                                   EXHIBIT M

                         FORM OF INTELLECTUAL PROPERTY
                               SECURITY AGREEMENT

                                   EXHIBIT N

                  FORMS OF OPINIONS OF COUNSEL TO THE BORROWER
                               AND THE GUARANTORS

                                   EXHIBIT O

                         FORM OF COMPLIANCE CERTIFICATE

                             As of __________, 19__

NationsBank, National Association, as Agent
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina 28255
Telefacsimile:  (704) 386-9923

Attention:  Ms. Dana Weir, Agency Services

         Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of March 11, 1998 (the "Credit Agreement") among Bolle Inc. (the "Borrower"), the Lenders (as defined in the Credit Agreement) and NationsBank, National Association, as Agent for the Lenders ("Agent") under the Credit Agreement. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Credit Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of the date set forth above (the "Fiscal Quarter End") as follows:

1.       Calculations:

A.       Compliance with Section 11.1:  Consolidated Fixed
                                        Charge Ratio

         1.       Consolidated EBITDA (sum of a, b,

                  c and d  minus e and f):                                             $__________

                  a.       Consolidated Net Income             $

                  b.       Consolidated Interest Expense       $

                  c.       Tax on Income                       $

                  d.       Depreciation and amortization       $

                  e.       Evaluation of Eyecare

                           Products investment                 $
                  f.       Certain charges related to

                           accounting change                   $

         2.       Capital Expenditures                                                 $__________

         3.       Item 1 less Item 2                                                   $__________


                                               O-1





                  4.       Consolidated Fixed Charges

                           (sum of a, b, c, d and e)                                                    $__________


                           a.       Consolidated Interest Expense               $
                           b.       Principal amount of Consoli-

                                    dated Funded Indebtedness
                                    due and payable during

                                    period                                      $
                           c.       Dividends and distributions

                                    paid during such period                     $
                           d.       all payments under Capital

                                    Leases made during such

                                    period                                      $

                  5.       Ratio of Item 3 to Item 4                                                   ____ to 1.00

         REQUIRED: FOR THE FOUR QUARTER PERIOD ENDING AT THE FISCAL QUARTER END
         DURING THE PERIODS SET FORTH BELOW, THE CONSOLIDATED FIXED CHARGE
         RATIO FOR SUCH FOUR-QUARTER PERIOD SHALL NOT BE LESS THAN THE RATIO
         SET FORTH OPPOSITE SUCH PERIOD:

                                              PERIOD                                          RATIO

                  CLOSING DATE THROUGH DECEMBER 31, 1998                                1.25 TO 1.00
                  JANUARY 1, 1999 AND THEREAFTER                                        1.50 TO 1.00

         B.       Compliance with Section 11.2:  Consolidated Leverage Ratio

                  1.       Consolidated Funded Indebtedness                                             $__________

                  2.       Subordinated Indebtedness                                                    $_________

                  3.       Item 1 minus Item 2                                                          $_________

                  4.       Consolidated EBITDA (sum of a, b,

                           c and d):                                                                    $__________

                           a.       Consolidated Net Income                     $

                           b.       Consolidated Interest Expense               $

                           c.       Tax on Income                               $

                           d.       Depreciation and amortization               $

                           e.       Evaluation of Eyecare

                                    Products investment                         $
                           f.       Certain charges related to

                                    accounting change                           $

                                                        O-2






                  5.       Ratio of Item 3 to Item 4                                                   ____ to 1.00

         REQUIRED: FOR THE FOUR-QUARTER PERIOD ENDING AT THE FISCAL QUARTER END
         DURING THE PERIODS SET FORTH BELOW, THE CONSOLIDATED LEVERAGE RATIO
         FOR SUCH FOUR-QUARTER PERIOD SHALL NOT BE EQUAL TO OR GREATER THAN THE
         RATIO SET FORTH OPPOSITE SUCH PERIOD:

                                              PERIOD                                          RATIO

                  CLOSING DATE THROUGH DECEMBER 31, 1998                                3.35 TO 1.00
                  JANUARY 1, 1999 THROUGH DECEMBER 30, 1999                             3.00 TO 1.00
                  DECEMBER 31, 2000 AND THEREAFTER                                      2.50 TO 1.00

         C.       Consolidated Net Worth                                                                $__________

         REQUIRED: CONSOLIDATED NET WORTH MUST BE AT LEAST AN AMOUNT EQUAL TO
         $[________], AND WILL BE INCREASED AS OF THE FIRST DAY OF EACH FISCAL
         YEAR, BEGINNING WITH THE FISCAL YEAR COMMENCING JANUARY 1, 1999 BY AN
         AMOUNT EQUAL TO ONE HUNDRED PERCENT (100%) OF (A) SIXTY PERCENT (60%)
         OF CONSOLIDATED NET INCOME FOR THE IMMEDIATELY PRECEDING FISCAL YEAR
         PLUS (B) ONE HUNDRED PERCENT (100%) OF THE NET PROCEEDS OF ANY EQUITY
         OFFERING CONSUMMATED DURING THE IMMEDIATELY PRECEDING FISCAL YEAR;
         PROVIDED HOWEVER, IN NO EVENT SHALL THE CONSOLIDATED NET WORTH
         REQUIREMENT BE DECREASED AS A RESULT OF A NET LOSS OF THE BORROWER AND
         ITS SUBSIDIARIES (I.E., NEGATIVE CONSOLIDATED NET INCOME) FOR ANY
         FISCAL YEAR.

                  a.       Initial Consolidated Net Worth                                            $_____________

                  b.       Consolidated Net Income
                           for preceding Fiscal Year

                           (beginning FY 1996)                                                       $_____________

                  c.       Multiply Line (b.) by 60%                                                 $_____________

                  d.       Add Lines (a.) and (c.)                                                   $_____________

                  e.       Consolidated Net Worth

                           Requirement preceding year                                                $_____________

                  f.       New Consolidated Net Worth
                           Requirement (larger of Lines

                           e and f)                                                                  $_____________

         D.       Capital Expenditures                                                               $_____________

         REQUIRED: CAPITAL EXPENDITURES FOR THE IMMEDIATELY PRECEDING FISCAL YEAR SHALL NOT BE GREATER THAN $3,250,000.

2.       No Default

         A. During the fiscal quarter ended as of the date set forth above, (a) no Default or Event of Default specified in
                  Article 12 of the Credit Agreement has occurred or (b) the following Default or Event of Default has occurred:

         B. The Borrower proposes to take the following action with respect to any such Default or Event of Default described above:

                           (Note, if no Default or Event of Default has occurred, insert "Not Applicable").

         The undersigned Authorized Officer hereby certifies that the information set forth above is true, correct and complete as of the date hereof.

         IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 19___.

                                                     BOLLE INC.





                                                     Authorized Officer

                                   EXHIBIT P

                            FORM OF LANDLORD WAIVER

                                   EXHIBIT Q

                            FORM OF LEASE ASSIGNMENT

                                   EXHIBIT R

               FORM OF COLLATERAL ASSIGNMENT OF LICENSE AGREEMENT

                                   EXHIBIT S

                     FORM OF INTERCOMPANY NOTES ASSIGNMENT

                                   EXHIBIT T

                           FORM OF INTERCOMPANY NOTE

                                   EXHIBIT U

                        FORM OF SUBORDINATION AGREEMENT

                                   SCHEDULE 1

                           MATERIAL LEASED FACILITIES
























                                  Schedule 1-1

                                  SCHEDULE 1.1

                             EXISTING INDEBTEDNESS


























                                 Schedule 1.1-1

                                   SCHEDULE 2

                           EXISTING LETTERS OF CREDIT


























                                  Schedule 2-1

                                  SCHEDULE 6.8

                      LOCATIONS OF BORROWER AND GUARANTORS




























                                 Schedule 6.8-1

                                SCHEDULE 7.1(C)

                            MATERIAL ADVERSE CHANGE































                               Schedule 7.1(c)-1

                                  SCHEDULE 8.4

                                  SUBSIDIARIES































                                 Schedule 8.4-1

                                  SCHEDULE 8.5

                              OWNERSHIP INTERESTS






























                                 Schedule 8.5-1

                                  SCHEDULE 8.6

                             CONTINGENT LIABILITIES






















                                 Schedule 8.6-1

                                  SCHEDULE 8.7

                                     LIENS




















                                 Schedule 8.7-1

                                 SCHEDULE 8.10

                                   LITIGATION






















                                Schedule 8.10-1

                                 SCHEDULE 8.13

                             INTELLECTUAL PROPERTY





















                                Schedule 8.13-1

                                 SCHEDULE 8.16

                             EMPLOYEE BENEFIT PLANS




















                                Schedule 8.16-1

                                 SCHEDULE 8.18

                             ENVIRONMENTAL MATTERS




















                                Schedule 8.18-1

                                 SCHEDULE 8.19

                               EMPLOYMENT MATTERS




















                                Schedule 8.19-1

                                  SCHEDULE 9.5

                                   INSURANCE




















                                 Schedule 9.5-1

                                 SCHEDULE 10.1

                             EXISTING INDEBTEDNESS




















                                Schedule 10.1-1

                                 SCHEDULE 10.4

                           MERGERS AND CONSOLIDATIONS




















                                Schedule 10.4-1

                                 SCHEDULE 10.5

                          TRANSACTIONS WITH AFFILIATES




















                                Schedule 10.5-1

                                 SCHEDULE 10.19

                                    LICENSES




















                                Schedule 10.19-1

                                                                 (a)



                SECOND AMENDED AND RESTATED GUARANTY AGREEMENT

         THIS SECOND AMENDED AND RESTATED GUARANTY AGREEMENT (this "Guaranty Agreement" or this "Guaranty"), dated as of March 11, 1998, is made by EACH OF THE UNDERSIGNED (each a "Guarantor" and collectively the "Guarantors") to NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders now or hereafter party to the Credit Agreement (as defined below) (each a "Lender" and collectively the "Lenders").

                             W I T N E S S E T H:

         WHEREAS, the Lenders, the Agent and BEC Group, Inc. ("BEC"), of which Bolle Inc. (the "Borrower") was formerly a direct subsidiary are parties to that certain Amended and Restated Credit Agreement dated as of July 10, 1997, (the "Existing Credit Agreement"); and

         WHEREAS, pursuant to that certain Assignment Agreement and First Amendment to the Amended and Restated Credit Agreement, dated as of the date hereof and effective immediately prior to the effectiveness of this Guaranty Agreement, between BEC, the Borrower, the Agent and the Lenders (the "Assignment and Amendment"), BEC assigned to the Borrower, and the Borrower assumed from BEC, among other liabilities, certain indebtedness owing by and obligations of BEC under the Existing Credit Agreement such that the Borrower became a co-borrower together with BEC under the Existing Credit Agreement; and

         WHEREAS, certain of the Guarantors are parties to that certain Amended and Restated Guaranty Agreement dated as of July 10, 1997 with the Agent (as amended, supplemented or otherwise modified as of the date hereof, the "Existing Guaranty") pursuant to which the Borrower guaranteed the payment and performance of BEC's obligations under the Existing Credit Agreement; and

         WHEREAS, the Guarantors, the Agent and the Lenders desire to amend and restate the Existing Guaranty in its entirety to reflect changes in persons required to be parties thereto and certain changes in the Credit Agreement; and

         WHEREAS, the Guarantors are Material Subsidiaries and will materially benefit from the loans and advances made and to be made, and the letters of credit issued and to be issued, under the Credit Agreement;

         NOW, THEREFORE, in order to induce the Lenders and the Agent to enter into the Credit Agreement and to make and continue the loans and advances thereunder, and to issue letters of credit for the account of the Borrower, and in consideration of the mutual covenants and agreements contained herein, each Guarantor, amends and restates the Existing Guaranty in its entirety as follows:

         1. DEFINITIONS. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. GUARANTY. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Agent and the Lenders the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents executed in connection with the Credit Agreement and all Hedging Obligations heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to the Lenders, including without limitation principal, interest, premium or fee (including, but not limited to, loan fees and attorneys' fees and expenses); and (b) the Borrower's prompt and full performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents executed in connection therewith and all Swap Agreements; provided, however, that the parties hereto, individually and collectively, expressly acknowledge that the Credit Agreement has been given as a substitution of, and not as a payment of, the obligations of the Borrower under the Existing Credit Agreement and is not intended to constitute a novation of the Existing Credit Agreement. Likewise, this Guaranty is given as a substitution of, and not as a payment or satisfaction of, the obligations of the Guarantors under the Existing Guaranty and is not intended to constitute a novation of the Existing Guaranty. The Guarantors' obligations to the Agent and the Lenders under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations"; provided, however, that the liability of each Guarantor individually, with respect to the Guarantor's Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

            Each Guarantor agrees that it is jointly and severally, directly and primarily liable for the Borrower's Liabilities.

         3. PAYMENT. If the Borrower shall default in payment or performance of any Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence of any Default or Event of Default under the Credit Agreement that has not been cured or waived, then any or all of the Guarantors will, upon demand thereof by the Agent or its successors or assigns as of the date of the Agent's demand, fully pay to the Agent, for the benefit of the Lenders, subject to any restriction set forth in Section 2 hereof, an amount equal to all Guarantors' Obligations then due and owing.

         4. UNCONDITIONAL OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Credit Agreement, the Notes or any other Loan Document or any other guaranty of the Borrower's Liabilities, and shall not be affected by any action taken under the Credit Agreement, the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Agent or the Lenders and the Borrower or any other Person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Borrower's Liabilities, or by the release or other disposal of any security for any of the Borrower's Liabilities, or by the dissolution of the Borrower or the combination or consolidation of the Borrower into or with another entity or any transfer or disposition of any assets of the Borrower or by any extension or renewal of the Credit Agreement, any of the Notes or any other Loan Document, in whole or in part, or by any modification, alteration, amendment or addition of or to the Credit Agreement, any of the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Agent or the Lenders and the Borrower or any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or a guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

         5. CURRENCY AND FUNDS OF PAYMENT. Each Guarantor hereby guarantees that the Guarantors' Obligations will be paid (i) in French Francs in the case of each FF Loan and (ii) in all other cases in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of the Agent or any Lender with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

         6. EVENTS OF DEFAULT. In the event that (a) a Guarantor shall file a petition to take advantage of any insolvency statute; (b) a Guarantor shall commence or suffer to exist a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or substantially all of its property; (c) a Guarantor shall file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country; (d) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of a Guarantor or of the whole or substantially all of its properties, or approve a petition filed against a Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of a Guarantor or of the whole or substantially all of its properties and such order, judgment, decree, approval or assumption remains unstayed or undismissed for a period of sixty (60) consecutive days; (e) there is commenced against a Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which proceeding or petition remains unstayed or undismissed for a period of sixty (60) consecutive days; (f) there shall occur an Event of Default under the Credit Agreement; or (g) any default shall occur in the payment of amounts due hereunder (each of the foregoing an "Event of Default" hereunder); then notwithstanding any collateral that the Lenders may possess from Borrower, such Guarantor, any other Guarantor or any other guarantor of the Borrower's Liabilities, or any other party, at the Agent's election and without notice thereof or demand therefor, so long as such Event of Default shall be continuing, the Guarantors' Obligations shall immediately become due and payable.

         7. SUITS. Each Guarantor from time to time shall pay to the Agent for the benefit of the Lenders, on demand, at the Agent's place of business set forth in the Credit Agreement, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent or the Lenders or any of them may proceed to suit against such Guarantor. At the Agent's election, one or more and successive or concurrent suits may be brought hereon by the Agent against any Guarantor, whether or not suit has been commenced against the Borrower, any other Guarantor or any other guarantor of the Borrower's Liabilities, or any other Person and whether or not the Agent or any Lender has taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities.

         8. SET-OFF AND WAIVER. Each Guarantor waives any right to assert against the Agent and the Lenders as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which each Guarantor may now or at any time hereafter have against the Borrower, the Agent or the Lenders, without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. If at any time hereafter the Agent or any Lender employs counsel for advice or other representation to enforce the Guarantors' Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the reasonable attorneys' fees arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by such Guarantor to the Agent, for the benefit of the Lenders, on demand.

         9. WAIVER; SUBROGATION.

         (a) Each Guarantor hereby waives notice of the following events or occurrences: (i) the Agent's acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or the Notes or any amendments, modifications, or supplements thereto, or replacements or extensions thereof;
(iii) the Agent, the Lenders or the Borrower heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Credit Agreement, the Notes or any other Loan Documents; (iv) presentment, demand, default, non-payment, partial payment and protest; (v) the Agent or the Lenders heretofore, now or at any time hereafter granting to the Borrower (or any other party liable to the Lenders on account of the Borrower's Liabilities) any indulgence or extensions of time of payment of the Borrower's Liabilities; and (vi) the Agent or the Lenders heretofore, now or at any time hereafter accepting from the Borrower, any other Guarantor, any other guarantor of the Borrower's Liabilities or any other Person, any partial payment or payments on account of the Borrower's Liabilities or any collateral securing the payment thereof or the Agent settling, subordinating, compromising, discharging or releasing the same. Each Guarantor agrees that the Agent and each Lender may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Agent and each Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from the Guarantors' Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

         (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantors' Obligations under this Guaranty Agreement may be enforced by the Agent on behalf of the Lenders upon demand by the Agent to such Guarantor without the Agent being required, such Guarantor expressly waiving any right it may have to require the Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower's Liabilities, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent by the Borrower, any other Guarantor or any other Person on account of the Borrower's Liabilities or any guaranty thereof. Neither the Agent nor any Lender shall have any obligation to protect, secure or insure any of the foregoing security interests, Liens or encumbrances on the properties or interests in properties subject thereto. The Guarantors' Obligations shall in no way be impaired, affected, reduced, or released by reason of the Agent's or any Lender's failure or delay to do or take any of the acts, actions or things described in this Guaranty including, without limiting the generality of the foregoing, those acts, actions and things described in this Section 9.

         (c) Each Guarantor further agrees with respect to this Guaranty that such Guarantor shall have no right of subrogation, reimbursement or indemnity, nor any right of recourse to security for the Borrower's Liabilities until the Facility Termination Date.

         10. EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the date of the initial Advance under the Credit Agreement and shall continue in full force and effect until the Facility Termination Date. The Agent shall give each Guarantor written notice of such termination in accordance with Section 17 hereof. This Guaranty Agreement shall be binding upon and inure to the benefit of each Guarantor, the Agent and the Lenders and their respective successors and assigns. Notwithstanding the foregoing, no Guarantor may, without the prior written consent of the Agent, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Agent and the Lenders may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Agent or any Lender by written notice directed to such Guarantor.

         11. REPRESENTATIONS AND WARRANTIES. Each Guarantor warrants and represents to the Agent for the benefit of the Lenders that it is duly authorized to execute, deliver and perform this Guaranty Agreement, that this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of its certificate of incorporation or other documents of corporate governance or any agreement to which such Guarantor is a party, or any applicable laws, in each case, which violation or breach would reasonably be expected to have a Material Adverse Effect.

         12. EXPENSES. Each Guarantor agrees to be liable for the payment of all reasonable fees and expenses, including attorney's fees, incurred by the Agent in connection with the enforcement of this Guaranty Agreement.

         13. REINSTATEMENT. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Agent under the Credit Agreement or this Guaranty Agreement is rescinded or must be restored for any reason.

         14. COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

         15. RELIANCE. Each Guarantor represents and warrants to the Agent, for the benefit of the Agent and the Lenders, that: (a) such Guarantor has adequate means to obtain from Borrower, on a continuing basis, information concerning Borrower and Borrower's financial condition and affairs and has full and complete access to Borrower's books and records; (b) such Guarantor is not relying on the Agent or any Lender, its or their employees, agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of Borrower and Borrower's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Agent or any Lender, its or their employees, agents or representatives, for any information whatsoever concerning Borrower or Borrower's financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counselling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that neither the Agent nor any Lender has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning Borrower or Borrower's financial condition and affairs, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Agent or any Lender, its or their employees, agents or other representatives, such Guarantor will independently verify the information and will not rely on the Agent or any Lender, its or their employees, agents or other representatives, with respect to such information.

         16. TERMINATION. This Guaranty Agreement and all obligations of the Guarantors hereunder shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date.

         17. NOTICE. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telefacsimile (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telefacsimile number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

(a)   if to the Borrower  c/o Bolle Inc.
      or any Guarantor:   555 Theodore Fremd Avenue
                          Rye, New York 10580
                          Attention:  Mr. Ian G.H. Ashken
                          Telephone:  (914) 967-9400
                          Telefacsimile:   (914) 967-9405

      with a copy to:     Kane Kessler, P.C.
                          1350 Avenue of the Americas
                          New York, New York 10019
                          Attention:  Robert L. Lawrence, Esq.
                          Telephone:  (212) 541-6222
                          Telefacsimile:   (212) 245-3009

(b)   if to the Agent:    NationsBank, N.A.
                          Independence Center, 15th Floor
                          NC1-001-15-04
                          Charlotte, North Carolina 28255
                          Attention: Dana Weir, Agency Services
                          Telephone:  (704) 388-3917
                          Telefacsimile:   (704) 386-9923

      with a copy to:     NationsBank, National Association
                          Corporate Banking
                          767 Fifth Avenue, 5th Floor
                          New York, New York 10153-0083
                          Attention: Ms. Susan Timmerman, Senior Vice President
                          Telephone:  (212) 407-5387
                          Telefacsimile:   (212) 593-1083

or to such other address as each party may designate for itself by like notice given in accordance with this Section 17.

         18.  GOVERNING LAW.

                  (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) AND IN ACCORDANCE WITH
         SECTION 17 HEREOF OR BY ANY

         OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.



                                             [SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, the parties have duly executed this Second Amended and Restated Guaranty Agreement on the day and year first written above.

                                   GUARANTOR:

                                   BOLLE AMERICA, INC.

                                   By: /s/ Desiree DeStefano
                                       ------------------------------
                                   Name:
                                        -----------------------------
                                   Title:
                                         ----------------------------


                                   ORC MANAGEMENT CORPORATION

                                   By: /s/ Desiree DeStefano
                                       ------------------------------
                                   Name:
                                        -----------------------------
                                   Title:
                                         ----------------------------



                                   AGENT:

                                   NATIONSBANK, NATIONAL ASSOCIATION,  as
                                   Agent for the Lenders


                                   By: /s/ Susan Timmerman
                                       ------------------------------
                                   Name:
                                        -----------------------------
                                   Title:
                                         ----------------------------







                              GUARANTY AGREEMENT

                                Signature Page

                                                                         (b)


                          SECOND AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT

         THIS SECOND AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of this 11th day of March, 1998 by and between BOLLE INC., a Delaware corporation (the "Borrower" or the "Pledgor"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Lenders, the Agent and BEC Group, Inc. ("BEC"), of which the Borrower was formerly a direct subsidiary are parties to that certain Amended and Restated Credit Agreement dated as of July 10, 1997 (the "Existing Credit Agreement"); and

                  WHEREAS, pursuant to that certain Assignment Agreement and First Amendment to the Amended and Restated Credit Agreement, dated as of the date hereof and effective immediately prior to the effectiveness of this Agreement, between BEC, the Borrower, the Agent and the Lenders (the "Assignment and Amendment"), BEC assigned to the Borrower, and the Borrower assumed from BEC, among other liabilities, certain indebtedness owing by and obligations of BEC under the Existing Credit Agreement such that the Borrower became a co-borrower together with BEC under the Existing Credit Agreement; and

         WHEREAS, the Pledgor is a party to that certain Amended and Restated Stock Pledge Agreement dated as of July 10, 1997 with the Agent (as amended, supplemented or otherwise modified, the "Existing Stock Pledge Agreement"); and

         WHEREAS, the Pledgor, the Agent and the Lenders desire to amend and restate the Existing Stock Pledge Agreement in its entirety to reflect changes in the parties required to be parties thereto and certain changes in the Credit Agreement; and

         WHEREAS, the Pledgor desires to pledge, or continue its pledge, as applicable, to the Secured Parties to secure the payment and performance of the Borrower's Obligations under the Credit Agreement and the Guarantors' obligations under the Guaranty Agreement, as applicable, (a) all of its interest in all of the issued and outstanding shares of common stock of each of the Pledgor's Domestic Subsidiaries and 65% of the issued and outstanding shares of common stock of each of the Pledgor's Direct Foreign Subsidiaries (the "Subsidiary Pledged Stock") and (b) the shares of AAi Preferred Stock owend by it and the shares of capital stock of Eyecare Products plc owned by it (the "Other Pledged Stock" and collectively with the Subsidiary Pledged Stock, the "Pledged Stock"), including without limitation the Pledged Stock in such Subsidiaries and other entities more particularly described on Schedule I hereto (such Subsidiaries, together with all other Subsidiaries and other entities whose capital stock may be required to be subject to a Pledge Agreement from time to time, are hereinafter referred to collectively as the "Pledged Entities"); and

Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
Doc No: 190344 (FINAL)

         WHEREAS, the Pledgor will materially benefit from the loans and advances made and to be made, and the letters of credit issued and to be issued, under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         1.       PLEDGE OF STOCK; OTHER COLLATERAL.

         (a) As collateral security for the payment and performance of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, each of the Guarantors under the Guaranty Agreement and of all of the Borrower's Obligations under the Credit Agreement (collectively, the "Secured Obligations"), and subject to Section 10 hereof, (i) the Pledgor hereby reaffirms, regrants and continues the pledge, collateral assignment and grant of security interest pursuant to the Existing Stock Pledge Agreement in the Pledged Stock heretofore pledged under the Existing Pledge Agreement, and
(ii) the Pledgor hereby pledges and collaterally assigns to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders pursuant to the New York Uniform Commercial Code (the "UCC") a first priority security interest in the Pledged Stock which was not heretofore pledged under the Existing Pledge Agreement and all of the following:

                           (A) all cash, securities, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock, other than dividends permitted to be retained by the Pledgor under the Credit Agreement; and

                           (B) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock.

All such Pledged Stock, certificates, instruments, cash, securities, interest, dividends, rights and other property referred to in this Section 1, other than dividends issued in respect of such Pledged Stock that are permitted to be retained by the Pledgor under the Credit Agreement, are herein collectively referred to as the "Collateral." All of the Pledged Stock is currently owned by the Pledgor and represented by the stock certificates listed on Schedule I hereto, which stock certificates, with stock powers duly executed in blank by the Pledgor, have been or are being delivered to the Agent simultaneously herewith.

         (b) The Pledgor agrees to deliver all the Collateral to the Agent at such location as the Agent shall from time to time designate by written notice pursuant to Section 19 hereof for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Agent.

Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
Doc No: 190344 (FINAL)

         (c) All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Agent or any Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Agent for the benefit of the Lenders by the Pledgor immediately upon demand therefor, with interest thereon until paid in full at the Base Rate.

         2. STATUS OF PLEDGED STOCK. The Pledgor hereby represents and warrants to the Agent for the benefit of the Lenders that (a) all of the shares of the Subsidiary Pledged Stock and, to the best knowledge of the Pledgor, all shares of the Other Pledged Stock are validly issued and outstanding, fully paid and nonassessable, (b) the shares of the Subsidiary Pledged Stock constitute all the issued and outstanding shares of common stock of each of the Pledged Entities which are Domestic Subsidiaries and 65% of the authorized, issued and outstanding shares of common stock of each of the Pledged Entities which are Direct Foreign Subsidiaries, (c) the shares of the Other Pledged Stock constitute all the shares of the stock of such Pledged Entities owned by the Pledgor, but in the case of Eyecare Products plc, not to exceed at any time 65% of the issued and outstanding common stock thereof, (d) the Pledgor is the registered and record and beneficial owner of its Pledged Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer (other than the pledge hereunder and under the other Loan Documents, applicable restrictions pursuant to federal and state securities laws and any restrictions set forth in the Option Agreement), (e) it has full corporate power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer its Pledged Stock in the manner and form hereof,
(f) the pledge, assignment and delivery of its Pledged Stock to the Agent for the benefit of the Lenders pursuant to this Agreement creates or continues, as applicable, a valid and perfected first priority security interest in such Pledged Stock, securing the payment of the Secured Obligations, assuming continuous and uninterrupted possession thereof by the Agent and (g) the Pledgor is not a party to and none of the Pledged Stock is subject to any voting agreement or other contract or arrangement affecting the voting right of the Pledgor with respect to the Pledged Shares other than the voting arrangements set forth in the Option Agreement. Except as otherwise expressly provided herein or in the Credit Agreement, none of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned without the Agent's prior written consent, which may be withheld for any reason. The Pledgor covenants with the Agent for the benefit of the Lenders that it shall at all times cause its Pledged Stock to be represented by the certificates now and hereafter delivered to the Agent in accordance with Section 1 hereof and that it shall cause each of its Subsidiaries not to issue any capital stock, or securities convertible into capital stock, at any time during the term of this Agreement other than to the Borrower or another Guarantor who shall immediately pledge such additional capital stock to the Agent on substantially identical terms as are contained herein.

         3.       PRESERVATION AND PROTECTION OF COLLATERAL.

         (a) The Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

         (b) The Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted

Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
Doc No: 190344 (FINAL)
and against which adequate reserves have been established in accordance with GAAP applied on a Consistent Basis. Upon the failure of the Pledgor to so pay or contest such taxes, charges, Liens or assessments, the Agent at its option may pay or contest any of them (the Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments).

         4. DEFAULT. Should the Pledgor fail to pay the Agent all Secured Obligations as of the end of the Business Day on which such Secured Obligations become due and payable and after the expiration of all grace or cure periods, if any, and all extensions or waivers, if any, and should such failure continue, or should any other Event of Default set forth in the Credit Agreement occur and be continuing, or should the Pledgor fail otherwise to comply with the terms hereof (any of the foregoing an "Event of Default"), the Agent is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Agent may elect; and any such sale may be made either at public or private sale at the Agent's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Agent may reasonably deem fair; and the Agent may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law; provided, however, that the Agent shall give to the Pledgor five days' notice prior to any sale permitted under this Agreement, and the Pledgor agrees that such notice shall constitute commercially reasonable notice. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent. The Pledgor recognizes that the Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. The Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to the Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify them, even if such issuer would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. The Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. The Pledgor hereby acknowledges that a ready market may not exist for the Pledged Stock if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Stock may be sold for an amount less than a pro rata share of the fair market value of the issuer's assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such

Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
Doc No: 190344 (FINAL)
other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.

         5. PROCEEDS OF SALE. The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall be applied to the payment of expenses incurred or paid by the Agent in connection with any sale, transfer or delivery of the Collateral, to the payment of any other costs, charges, reasonable attorneys' fees or expenses mentioned herein, and to the payment of the Secured Obligations or any part thereof, all in such order and manner as the Agent may determine and as permitted by applicable law and regulation. The Agent shall, upon satisfaction in full of all such Secured Obligations, pay any balance to the Pledgor.

         6. PRESENTMENTS, ETC. The Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

         7. ATTORNEY-IN-FACT. The Pledgor hereby appoints the Agent as its attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of a Default or an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Default or an Event of Default, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

         8. ABSOLUTE RIGHTS AND OBLIGATIONS. All rights of the Secured Parties, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Guaranty, any other Loan Document or any other agreement or instrument relating to any of the Secured Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Guaranty, any other Loan Document or any other agreement or instrument relating to any of the Secured Obligations;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from the Guaranty, any guaranty, for all or any of the Secured Obligations; or

Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
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                                                         5

                  (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or of this Agreement.

         9. WAIVER BY THE PLEDGOR. The Pledgor waives (to the extent permitted by applicable law) any right to require any Secured Party or any other obligee of the Secured Obligations to (a) proceed against the Borrower, any Guarantor or any other Person or entity, (b) proceed against or exhaust any Collateral as defined in the Credit Agreement, or (c) pursue any other remedy in its power; and waives (to the extent permitted by applicable law) any defense arising by reason of any disability or other defense of the Borrower, any Guarantor or any other Person, or by reason of the cessation from any cause whatsoever of the liability of the Borrower, any Guarantor or any other Person or entity. Until the Facility Termination Date, the Pledgor shall not have the right of subrogation, and the Pledgor waives any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and waives (to the extent permitted by applicable law) any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Agent for the benefit of the Lenders. The Pledgor authorizes any Secured Party and any other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

         The Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to the Pledgor and the receipt thereof by the Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Secured Parties shall thereafter be discharged from any liability or responsibility therefor.

         10.      DIVIDENDS AND VOTING RIGHTS.

         (a) All dividends and other distributions with respect to any of the Pledged Stock shall be subject to the pledge hereunder except for dividends permitted to be retained by the Pledgor under the Credit Agreement. So long as no Default or Event of Default shall have occurred and be continuing, any such dividends may be retained by the Pledgor free from any Liens hereunder. Following the occurrence and during the continuance of any Default or Event of Default, all dividends shall be promptly delivered to the Agent (together, if the Agent shall request, with stock powers or instruments of assignment duly executed in blank affixed to any capital stock or other negotiable document or instrument so distributed) to be held, released or disposed of by it hereunder or, at the option of the Agent, to be applied to the Secured Obligations hereby secured as they become due.

         (b) So long as no Default or Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of the Pledgor shall not be changed and the Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
Doc No: 190344 (FINAL)

         (c) Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Agent, all rights of the Pledgor to receive and retain dividends upon the Collateral shall cease and shall thereupon be vested in the Agent for the benefit of the Lenders.

         (d) Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Agent, all rights of the Pledgor to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Agent or its nominee or agent for the benefit of the Lenders and exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end the Pledgor hereby appoints the Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Stock hereunder upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement, and the Pledgor hereby agrees to provide such further proxies as the Agent may request; provided, however, that the Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

         11. POWER OF SALE. Until the Facility Termination Date, the power of sale and other rights, powers and remedies granted to the Agent for the benefit of the Lenders hereunder shall continue to exist and may be exercised by the Agent at any time and from time to time, upon the occurrence and during the continuance of an Event of Default, irrespective of the fact that any Secured Obligations or any part thereof may have become barred by any statute of limitations or that the liability of the Pledgor may have ceased.

         12. OTHER RIGHTS. The rights, powers and remedies given to the Agent for the benefit of the Lenders by this Agreement shall be in addition to all rights, powers and remedies given to any Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by the Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived by the Required Lenders by an instrument in writing.

         13. FURTHER ASSURANCES. The Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights, powers and remedies for the benefit of the Lenders hereunder. The Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Agent, on behalf of the Lenders, to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other Person to any of such issuers or obligors.

Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
Doc No: 190344 (FINAL)

         14. BINDING AGREEMENT; ASSIGNMENT. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement. All references herein to the Agent shall include any successor thereof, each Lender and any other obligees from time to time of the Obligations.

         15. SWAP AGREEMENTS. All Hedging Obligations of the Pledgor shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any Swap Agreement shall be deemed to be a Secured Party hereunder.

         16. SEVERABILITY. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         18. TERMINATION. This Agreement and all obligations of the Pledgor hereunder shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Agreement, the Agent shall, at the sole expense of the Pledgor, deliver to the Pledgor the certificates evidencing their respective shares of Pledged Stock (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Stock), together with any cash then constituting the Collateral, not then sold or otherwise disposed of in accordance with the provisions hereof and take such further actions as may be necessary to effect the same.

         19. INDEMNIFICATION. The Pledgor hereby covenants and agrees to pay, indemnify, and hold the Agent and each Lender harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which the Pledgor has incurred any Secured Obligation (all the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Pledgor shall have no obligation hereunder with respect to Indemnified Liabilities arising from the willful misconduct or gross negligence of the Agent or any Lender. The agreements in this subsection shall survive repayment of all Secured Obligations, termination or expiration of this Agreement and occurrence of the Facility Termination Date.

         20. NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing

Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
Doc No: 190344 (FINAL)

(or, in the case of telephonic notice or notice by telefacsimile (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telefacsimile number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

(a)      if to the Pledgor:       c/o Bolle Inc.
                                  555 Theodore Fremd Avenue
                                  Rye, New York 10580
                                  Attention:  Mr. Ian G.H. Ashken
                                  Telephone:  (914) 967-9400
                                  Telefacsimile:   (914) 967-9405

         with a copy to:          Kane Kessler, P.C.
                                  1350 Avenue of the Americas
                                  New York, New York 10019
                                  Attention:  Robert L. Lawrence, Esq.
                                  Telephone:  (212) 541-6222
                                  Telefacsimile:   (212) 245-3009

(b)      if to the Agent:         NationsBank, N.A.
                                  Independence Center, 15th Floor
                                  NC1-001-15-04
                                  Charlotte, North Carolina 28255
                                  Attention: Dana Weir, Agency Services
                                  Telephone:  (704) 388-3917
                                  Telefacsimile:  (704) 386-9923

         with a copy to:          NationsBank, N.A.

                                  Corporate Banking
                                  767 Fifth Avenue, 5th Floor
                                  New York, New York 10153-0083

                                  Attention:  Ms. Susan Timmerman,
                                              Senior Vice President
                                  Telephone:  (212) 407-5387
                                  Telefacsimile:   (212) 593-1083

Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
Doc No: 190344 (FINAL)

         21.  GOVERNING LAW; WAIVERS.

                  (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK
         APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED,
         IN SUCH STATE.

                  (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 15.1 OF THE CREDIT AGREEMENT OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR
         ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT

Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
Doc No: 190344 (FINAL)

         DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.







                           [SIGNATURE PAGE FOLLOWS.]





Name: NB.BOLLE.STOCK.PLEDGE.AGREEMENT
Doc No: 190344 (FINAL)

         IN WITNESS WHEREOF, the parties have duly executed this Second Amended and Restated Stock Pledge Agreement on the day and year first written above.

                       PLEDGOR:

                       BOLLE INC.

                       By: /s/ Desiree DeStefano
                       Name:
                       Title:

                       AGENT:

                       NATIONSBANK, NATIONAL ASSOCIATION, as Agent

                       for the Secured Parties

                       By: /s/ Susan Timmerman
                       Name:
                       Title:






















               SECOND AMENDED AND RESTATED STOCK PLEDGE AGREEMENT
                             SIGNATURE PAGE 1 OF 1

                                                                 SCHEDULE I

                                                                                  No. of Shares          No. of Shares
Name of Subsidiary           Name of Pledgor           Class of Stock              Authorized                Issued
------------------           ---------------           --------------              ----------                ------
Bolle America, Inc.          Borrower                  Common Stock                   1,500                    100
ORC Management               Borrower                  Common Stock                   1,500                   1,000
Corporation
Tavister Limited             Borrower                  Ordinary                      200,000                   100
Eyecare Products plc         Borrower                  Ordinary                     ________                ________


Foster Grant                 Borrower                  Series A                     ________                ________
Holdings, Inc.                                         Redeemable
                                                       Non-Voting
                                                       Preferred

Bolle (Canada) Inc.          Borrower                  Common                         unlimited                10,000


                              No. of Shares              No. of            Certificate Nos.
Name of Subsidiary             Outstanding           Shares Pledged       for Pledged Shares
------------------             -----------        -----------------       ------------------
Bolle America, Inc.                100                     100                    3
ORC Management                    1,000                   1,000                  [2]
Corporation
Tavister Limited                   100                       65                   2
Eyecare Products plc            _________                20,696,113        [D02696, L04100,
                                                                          L04101 abd L04102]

Foster Grant                    _________                   100              ___________
Holdings, Inc.



Bolle (Canada) Inc.                10,000                  10,000              3 and 4



                                                                 (c)


                              LC ACCOUNT AGREEMENT

         THIS LC ACCOUNT AGREEMENT (the "Agreement") dated as of this 11th day of March, 1998, and made between BOLLE INC., a Delaware corporation (the "Borrower" or the "Pledgor"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (in such capacity herein and together with any successors in such capacity, the "Agent") for each of the lenders (the "Lenders" and together with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Lenders, the Agent and BEC Group, Inc. ("BEC"), of which the Borrower was formerly a direct subsidiary are parties to that certain Credit Agreement dated as of July 10, 1997, (the "Existing Credit Agreement"); and

         WHEREAS, pursuant to that certain Assignment Agreement and First Amendment to the Amended and Restated Credit Agreement, dated as of the date hereof and effective immediately prior to the effectiveness of this Agreement, between BEC, the Borrower, the Agent and the Lenders (the "Assignment and Amendment"), BEC assigned to the Borrower, and the Borrower assumed from BEC, among other liabilities, certain indebtedness owing by and obligations of BEC under the Existing Credit Agreement such that the Borrower became a co-borrower together with BEC under the Existing Credit Agreement; and

         WHEREAS, the Pledgor, the Lenders, and the Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of the date hereof among the Pledgor, the Agent and the Lenders (as from time to time amended, supplemented or restated, the "Credit Agreement") pursuant to which the Lenders have agreed to make certain credit facilities available to the Borrower and to issue certain Letters of Credit; and

         WHEREAS, as a condition precedent to the Lenders' obligations to make the Loans or to issue Letters of Credit, the Pledgor is required to execute and deliver to the Agent a copy of this Agreement on or before the Closing Date;

         NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants contained herein, the Pledgor and the Agent hereby agree as follows:

         1. DEFINITIONS. The following capitalized terms used in this Agreement shall have the following meanings notwithstanding any definition thereof in the Credit Agreement. Other capitalized terms used but not defined herein shall have the meanings therefor set forth in the Credit Agreement.

         "Collateral" means (a) all funds from time to time on deposit in the LC Account; (b) all Investments and all certificates and instruments from time to time representing or evidencing such Investments; (c) all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of the Pledgor in

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substitution for or in addition to any or all of the Collateral described in clause (a) or (b) above; (d) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral described in clause (a), (b) or (c) above; and (e) to the extent not covered by clauses (a) through (d) above, all proceeds of any or all of the foregoing Collateral.

         "Investments" means those investments, if any, made by the Agent pursuant to Section 5 hereof.

         "LC Account" means the cash collateral account established and maintained pursuant to Section 2 hereof.

         "Secured Obligations" means (i) all Obligations of the Pledgor now existing or hereafter arising under or in respect of the Credit Agreement or the Notes (including, without limitation, the Pledgor's obligation to pay principal and interest and all other charges, fees, expenses, commissions, reimbursements, indemnities and other payments related to or in respect of the obligations contained in the Credit Agreement or the Notes) or any documents or agreement related to the Credit Agreement or the Notes; and (ii) without duplication, all obligations of the Pledgor now or hereafter existing under or in respect of this Agreement, including, without limitation, with respect to all charges, fees, expenses, commissions, reimbursements, indemnities and other payments related to or in respect of the obligations contained in this Agreement.

         2.       LC ACCOUNT; CASH COLLATERALIZATION OF LETTERS OF CREDIT.

                  (i) At any time, in the Agent's sole discretion, the Agent shall establish and maintain at its offices at 101 North Tryon Street, Charlotte, North Carolina, in its name and under its sole dominion and control, a cash collateral account designated as Bolle Inc. Cash LC Account (the "LC Account").

                  (ii) In the event that the Pledgor delivers to the Agent an amount equal to the maximum amount remaining undrawn or unpaid under any Letters of Credit either (A) as required pursuant to Article XII of the Credit Agreement or (B) as otherwise agreed by the parties hereto to provide cash collateral for the undrawn amount of any Letter of Credit, the Agent shall deposit such amount into the LC Account to be held pursuant to the terms of this Agreement. Upon a drawing under the Letters of Credit in respect of which any amounts described above have been deposited in the LC Account, the Agent shall apply such amounts to reimburse NationsBank for the amount of such drawing. In the event the Letters of Credit are canceled or expire or in the event of any reduction in the maximum amount available at any time for drawing under such Letters of Credit (the "Maximum Available Amount"), the Agent shall apply the amount then in the LC Account less the Maximum Available Amount immediately after such cancellation, expiration or reduction, if any, first, to the cash collateralization of the Letters of Credit if the Pledgor has failed to pay all or a portion of the maximum amounts described in the first sentence of this clause (ii) above, second, to the

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         payment in full of the outstanding Secured Obligations and third, the balance, if any, to the Pledgor or as otherwise required by law.

                  (iii) Interest and other income received in respect of Investments of any amounts deposited in the LC Account pursuant to clause (ii) of this Section 2 shall be held by the Agent as additional Collateral hereunder.

         3. PLEDGE; SECURITY FOR SECURED OBLIGATIONS. The Pledgor hereby grants and pledges to the Agent, for itself and on behalf of the Secured Parties, a first priority lien and security interest in the Collateral now existing or hereafter arising or acquired, as collateral security for the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code), of all Secured Obligations.

         4. DELIVERY OF COLLATERAL. The Collateral shall be delivered to the Agent, for the benefit of the Lenders, in the form of immediately available funds.

         5. INVESTING OF AMOUNTS IN THE LC ACCOUNT; AMOUNTS HELD BY THE AGENT. Cash held by the Agent in the LC Account shall not be invested or reinvested except as provided in this Section 5.

                  (i) Subject to the remedies and other rights provided in
         Section 11 hereof and provided that the lien and security interest in favor of the Agent and Secured Parties remains perfected and so long as no Event of Default shall have occurred and be continuing, any funds on deposit in the LC Account shall be invested by the Agent in cash equivalents.

                  (ii) The Agent shall have no responsibility and the Pledgor hereby agrees to hold the Agent and the Lenders harmless for any loss in the value of the Collateral resulting from a fluctuation in interest rates or otherwise. Any interest on Investments permitted hereunder and the net proceeds of the sale or payment of any such Investments shall constitute part of the Collateral and be held in the LC Account by the Agent.

         6. REPRESENTATIONS AND WARRANTIES. In addition to its representations and warranties made pursuant to Article VIII of the Credit Agreement, the Pledgor represents and warrants to the Agent (for itself and as agent on behalf of the Lenders), that the following statements are true, correct and complete:

                  (i) The Pledgor will be the legal and beneficial owner of the Collateral free and clear of any Lien except for the lien and security interest created by this Agreement and the other Loan Documents and Permitted Liens in favor of Government Authorities;

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                  (ii) The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

         7. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time, at the Pledgor's expense, the Pledgor will promptly execute and deliver to the Agent any further instruments and documents, and take any further actions, that may be necessary or that the Agent may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         8. TRANSFERS AND OTHER LIENS. The Pledgor agrees that it will not (a) sell or otherwise dispose of any of the Collateral, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the Lien and security interest created by this Agreement and the other Loan Documents and Permitted Liens in favor of Government Authorities.

           9. THE AGENT APPOINTED ATTORNEY-IN FACT. Upon the occurrence and during the continuation of an Event of Default, the Pledgor hereby appoints the Agent as its attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's reasonable discretion to take any action and to execute any instrument which the Agent may reasonably deem necessary or advisable to accomplish the purposes of the Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor or either of them representing any payment, dividend, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. In performing its functions and duties under this Agreement, the Agent shall act solely for the Secured Parties and the Agent has not assumed nor shall be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Pledgor.

         10. THE AGENT MAY PERFORM. If Pledgor fails to perform any agreement contained herein, after notice to Pledgor, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Pledgor under Section 13 hereof.

         11. STANDARD OF CARE; NO RESPONSIBILITY FOR CERTAIN MATTERS. In dealing with the Collateral in its possession, the Agent shall exercise the same care which it would exercise in dealing with similar collateral property pledged by others in transactions of a similar nature, but it shall not be responsible for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (b) taking any steps to preserve rights against any parties with respect to any Collateral (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral), (c) the collection of any proceeds, (d) any loss resulting from Investments made pursuant to Section 4 hereof, or (e) determining (x) the correctness of any statement or calculation made by the Pledgor in any written instructions, or
(y) whether any deposit in the LC Account is proper.

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         12. REMEDIES UPON DEFAULT; APPLICATION OF PROCEEDS. If the Borrower
shall fail to perform any action required hereunder or shall otherwise breach any term or provision hereof (a "Default" hereunder) which Default shall not have been waived in accordance with Section 15.5 of the Credit Agreement:

                  (i) The Agent may and shall at the request of the Required Lenders exercise in respect of the Collateral, in addition to other rights and remedies provided for herein otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") as in effect in the state in which the Collateral is located at that time, and the Agent may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices, and upon such other terms as the Agent may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (ii) In addition to the remedies set forth in part (i) above and subject to the provisions of Section 2(ii) hereof, any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or part of the Collateral shall be applied (after payment of any amounts payable to the Agent pursuant to Section 12 hereof) by the Agent to pay the Secured Obligations pursuant to Article XII of the Credit Agreement.

         13. EXPENSES. In addition to any payments of expenses of the Agent pursuant to the Credit Agreement or the other Loan Documents, the Pledgor agrees to pay promptly to the Agent all the costs and expenses, including reasonable attorneys fees and expenses, which the Agent may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of the Agent hereunder, or (c) the failure by the Pledgor to perform or observe any of the provisions hereof.

         14. NO DELAYS; WAIVER, ETC. No delay or failure on the part of the Agent in exercising, and no course of dealing with respect to, any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

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         15. AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by the Pledgor therefrom, shall in any event be effective without the written concurrence of the Agent.

         16. NOTICES. Except as otherwise specifically provided herein, all notices which are to be sent to the Pledgor or Agent shall be given in accordance with the Credit Agreement.

         17. CONTINUING SECURITY INTEREST; TERMINATION. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until all Secured Obligations (other than Secured Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable) shall have been indefeasibly paid in full in cash, the commitments or other obligations of the Agent or any Lender to make any Loan under the Credit Agreement shall have expired, the Letters of Credit shall have expired and the Facility Termination Date shall have occurred, (b) be binding upon Pledgor, its successors and assigns, and (c) inure to the benefit of the Agent, the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c) and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any Note held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon the indefeasible payment in full in cash of the Secured Obligations (other than Secured Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable), and the cancellation or expiration of the Letters of Credit and termination or expiration of all commitments and other obligations of the Agent and any Lender to make any Loan and the occurrence of the Facility Termination Date, Pledgor shall be entitled, subject to the provisions of Section 11 hereof, to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         18. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, promises, and agreements by or on behalf of the Pledgor or by and on behalf of the Agent shall bind and inure to the benefit of the successors and assigns of the Pledgor, the Agent and the Lenders.

         19. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same Agreement. The Pledgor and the Agent hereby acknowledge receipt of a true, correct, and complete counterpart of this Agreement.

         20. SWAP AGREEMENTS. All Hedging Obligations of any Pledgor shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any Swap Agreement shall be deemed to be a Secured Party hereunder.

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         21. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         22. HEADINGS. The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

         23.      GOVERNING LAW; TERMS.

                  (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE
         TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 15.1 OF THE CREDIT AGREEMENT OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY

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         IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND
         EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.




                           [SIGNATURE PAGE FOLLOWS.]



















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         IN WITNESS WHEREOF, the parties hereto have caused this LC Account
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       BOLLE INC.

                        By: /s/ Desiree DeStefano

                       Name:

                       Title:

                                       NATIONSBANK,  NATIONAL ASSOCIATION,

                                        as Agent for the Lenders

                        By: /s/ Susan Timmerman

                       Name:
                       Title:













                              LC ACCOUNT AGREEMENT
                                 SIGNATURE PAGE


Name: NB BOLLE LC ACCOUNT AGREEMENT
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


                                                                      (d)


                       CASH COLLATERAL ACCOUNT AGREEMENT

         THIS CASH COLLATERAL ACCOUNT AGREEMENT (this "Agreement") is made and entered into as of the 11th day of March, 1998 by BOLLE INC. (the "Borrower" or the "Pledgor") and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 10, 1997 (as amended, supplemented or otherwise modified as of the date hereof, the "Existing Credit Agreement"); and

         WHEREAS, pursuant to that certain Assignment Agreement, dated as of the date hereof and effective immediately prior to the effectiveness of this Agreement, between BEC and the Borrower (the "Assignment Agreement"), BEC assigned to the Borrower, and the Borrower assumed from BEC, among other liabilities, certain indebtedness owing by and obligations of BEC under the Existing Credit Agreement such that the Borrower became a co-borrower together with BEC under the Existing Credit Agreement; and

         WHEREAS, the Pledgor, the Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of the date hereof among the Pledgor, the Agent and the Lenders (as from time to time amended, supplemented or restated, the "Credit Agreement") pursuant to which the Lenders have agreed to make certain credit facilities available to the Borrower and to issue certain Letters of Credit; and

         WHEREAS, Section 2.6 of the Credit Agreement provides that the Borrower may deposit with the Agent the amount of certain mandatory prepayments under the Credit Agreement as cash collateral for the Borrower's Obligations in order to avoid certain prepayment costs associated with the Eurodollar Rate Loans (the "Prepayment Cash Collateral"); and

         WHEREAS, as a condition precedent to the Lenders' obligations to make Advances and to issue or purchase participations in Letters of Credit under the Credit Agreement, Pledgor is required to execute and deliver to the Agent a copy of this Agreement on or before the Closing Date;

         NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants contained herein, Pledgor and the Agent hereby agree as follows:

         1. DEFINITIONS. The following capitalized terms used in this Agreement shall have the following meanings notwithstanding any definition thereof in the Credit Agreement. Other capitalized terms used but not defined herein shall have the meanings therefor set forth in the Credit Agreement.

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         "Collateral" means (a) all funds consisting of Prepayment Cash
Collateral and Lease Cash Collateral from time to time on deposit in the Cash Collateral Account; (b) all Investments and all certificates and instruments from time to time representing or evidencing such Investments; (c) all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of Pledgor in substitution for or in addition to any or all of the Collateral described in clause (a) or (b) above; (d) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral described in clause (a), (b) or (c) above; and (e) to the extent not covered by clauses (a) through (d) above, all proceeds of any or all of the foregoing Collateral.

         "Investments" means those investments, if any, of cash held in the Cash Collateral Account made by the Agent pursuant to Section 5 hereof.

         "Cash Collateral Account" means the cash collateral account established and maintained pursuant to Section 2 hereof.

         "Secured Obligations" means (a) all Obligations of the Pledgor now existing or hereafter arising under or in respect of the Credit Agreement or the Notes (including, without limitation, the Pledgor's obligation to pay principal and interest and all other charges, fees, expenses, commissions, reimbursements, indemnities and other payments related to or in respect of the obligations contained in the Credit Agreement or the Notes) or any documents or agreement related to the Credit Agreement or the Notes; and (b) without duplication, all obligations of Pledgor now or hereafter existing under or in respect of this Agreement, including, without limitation, with respect to all charges, fees, expenses, commissions, reimbursements, indemnities and other payments related to or in respect of the obligations in this Agreement.

         2.        CASH COLLATERAL ACCOUNT.

         (a) Agent has established and shall maintain at the offices of the Agent at 101 North Tryon Street, Charlotte, North Carolina, in the name of the Agent and under the sole dominion and control of the Agent, a cash collateral account designated as Bolle Inc. Cash Collateral Account (the "Cash Collateral Account").

         (b) Funds shall be deposited into the Cash Collateral Account with respect to Prepayment Cash Collateral, at the sole election of the Pledgor from time to time on or before the due date of any mandatory prepayment under the Credit Agreement.

         (c) Interest and other income (but not any principal) received in respect of Investments of any amounts deposited in the Cash Collateral Account pursuant to clause (b) of this Section 2 shall be delivered by the Agent to Pledgor on the date of disbursement of principal under clause (d) of this Section 2; provided, however, that the Agent shall not deliver to Pledgor any such interest or other income if an Event of Default has occurred and is continuing.

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         (d) The principal portion of any Prepayment Cash Collateral shall be paid out of the Cash Collateral Account without notice to or instruction from the Borrower in amounts equal to and at the times corresponding to the end of an Interest Period for each Eurodollar Rate Loan in respect of which such deposit was made occurring after the date of deposit of such Collateral. Such amounts so disbursed from the Cash Collateral Account, shall be automatically applied by the Agent on behalf of the Borrower to repay each applicable Eurodollar Rate Loan having its Interest Period expire on such date.

         3. PLEDGE; SECURITY FOR SECURED OBLIGATIONS. Pledgor hereby grants and pledges to the Agent for the benefit of the Lenders a first priority lien and security interest in the Collateral now existing or hereafter arising, as collateral security for the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise (including without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations.

         4. DELIVERY OF COLLATERAL. The Collateral shall be delivered to the Agent, for the benefit of the Lenders, in the form of immediately available funds.

         5. INVESTING OF AMOUNTS IN THE CASH COLLATERAL ACCOUNT; AMOUNTS HELD BY THE AGENT. Cash held by the Agent in the Cash Collateral Account shall be invested only as provided in this Section 5.

         (a) Except as otherwise provided in Section 12 hereof, any funds on deposit in the Cash Collateral Account shall be invested by the Agent so long as no Event of Default shall have occurred and be continuing, in Eligible Securities, provided that the Agent shall maintain at all times a perfected security interest in such Collateral.

         (b) The Agent is hereby authorized to sell or otherwise dispose of, and shall sell or otherwise dispose of, all or any designated part of the Collateral if such sale or disposition is necessary to permit the Agent to exercise its rights or perform its duties hereunder or under the Credit Agreement. The Agent shall have no responsibility for any loss in the value of the Collateral resulting from a fluctuation in interest rates or otherwise. Any interest, dividends or other distribution, yield or return received or paid on Investments permitted hereunder and the net proceeds of the sale or payment of any such Investments shall be held in the Cash Collateral Account by the Agent.

         6. REPRESENTATION AND WARRANTIES. In addition to its representations and warranties made pursuant to the Credit Agreement, Pledgor represents and warrants to the Agent that the following statements are true, correct and complete:

         (a) Pledgor will be the legal and beneficial owner of the Collateral free and clear of any Lien except for the lien and security interest created by this Agreement and the other Loan Documents and Permitted Liens in favor of Governmental Authorities;

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         (b) The pledge and assignment of the Collateral pursuant to this
         Agreement creates a valid and perfected priority security interest in the Collateral, securing the payment of the Secured Obligations.

         7. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time, at its expense, it will promptly execute and deliver to the Agent any further instruments and documents, and take any further actions, that may be necessary or that the Agent may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         8. TRANSFERS AND OTHER LIENS. Pledgor agrees that it will not (a) sell or otherwise dispose of any of the Collateral or any interest therein, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the Lien and security interest created by this Agreement and the other Loan Documents and Permitted Liens in favor of Governmental Authorities.

         9. ATTORNEY-IN-FACT. Upon the occurrence and during the continuation of an Event of Default, Pledgor hereby appoints the Agent as its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Agent's reasonable discretion to take any action and to execute any instrument which the Agent may reasonably deem necessary or advisable to accomplish the purposes of the Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any payment, dividend, or other distribution, yield or return in respect of the Collateral or any part thereof and to give full discharge for the same. In performing its functions and duties under this Agreement, the Agent shall act solely for the Lenders, and the Agent has not assumed nor shall be deemed to have assumed any obligation towards or relationship of agency or trust with or for Pledgor.

         10. THE AGENT MAY PERFORM. If Pledgor fails to perform any agreement contained herein, after notice to Pledgor, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Pledgor under Section 13 hereof.

         11. STANDARD OF CARE; NO RESPONSIBILITY FOR CERTAIN MATTERS. In dealing with the Collateral in its possession, the Agent shall exercise the same care which it would exercise in dealing with similar collateral property pledged by others in transactions of a similar nature, but it shall not be responsible for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (b) taking any steps to preserve rights against any parties with respect to any Collateral (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral), (c) the collection of any proceeds, (d) any loss resulting from Investments made pursuant to Section 5 hereof, or (e) determining (x) the correctness of any statement or calculation made by Pledgor in any written or telex instructions, or (y) whether any deposit in the Cash Collateral Account is proper.

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         12. REMEDIES UPON EVENT OF DEFAULT; APPLICATION OF PROCEEDS. If any
Event of Default shall have occurred and be continuing:

         (a) The Agent may and shall at the request of the Required Lenders exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or in the Credit Agreement or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") as in effect in the state in which the Collateral is located at that time, and the Agent may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices, and upon such other terms as the Agent may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) In addition to the remedies in (a) above, any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or part of the Collateral shall be applied (after payment of any amounts payable to the Agent pursuant to Section 13 hereof) by the Agent in accordance with the Credit Agreement.

         13. EXPENSES. In addition to any payments of expenses of the Agent pursuant to the Credit Agreement or the other Loan Documents, Pledgor agrees to pay promptly to the Agent all the costs and reasonable expenses, including reasonable attorneys fees and expenses, which the Agent may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of the Agent hereunder, or (c) the failure by Pledgor to perform or observe any of the provisions hereof.

         14. NO DELAY'S WAIVER, ETC. No delay or failure on the part of the Agent in exercising, and no course of dealing with respect to, any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

         15. AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by Pledgor therefrom, shall in any event be effective without the written concurrence of the Agent.

         16. NOTICES. Except as otherwise specifically provided herein, all notices which are to be sent to Pledgor or the Agent shall be given in accordance with the Credit Agreement.

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         17. CONTINUING SECURITY INTEREST; TERMINATION. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until all Secured Obligations (other than Secured Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable) shall have been indefeasibly paid in full in cash, and the cancellation or expiration of the Letters of Credit and termination or expiration of all commitments and other obligations of the Agent and any Lender to make any Loan and the occurrence of the Facility Termination Date, Pledgor shall be entitled, subject to the provisions of Section 11 hereof, to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof. Upon the indefeasible payment in full in cash of the Secured Obligations (other than Secured Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable) and the cancellation or expiration of all Letters of Credit and termination or expiration of all commitments and other obligations of the Issuing Bank to issue any Letters of Credit and the occurrence of the Facility Termination Date, Pledgor shall be entitled, subject to the provisions of Section 12 hereof, to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         18. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, promises, and agreements by or on behalf of Pledgor or by and on behalf of the Agent shall bind and inure to the benefit of the successors and assigns of Pledgor and the Agent.

         19. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same Agreement. Pledgor and the Agent hereby acknowledge receipt of a true, correct, and complete counterpart of this Agreement.

         20. SWAP AGREEMENTS. All Hedging Obligations of any Pledgor shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any Swap Agreement shall be deemed to be a Secured Party hereunder.

         21. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         22. HEADINGS. The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

         23.      GOVERNING LAW; WAIVERS.

                  (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK






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         APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED,
         IN SUCH STATE.

                  (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 15.1 OF THE CREDIT AGREEMENT OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A

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JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW,
ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.



                           [SIGNATURE PAGE FOLLOWS.]



















Name: BOLLE CASH COLLATERAL ACCT AGRMT
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




         IN WITNESS WHEREOF, the parties have duly executed this Cash Collateral Account Agreement on the day and year first written above.

               BOLLE INC.

                  By: /s/ Desiree DeStefano

                 Name:

                 Title:

                                 NATIONSBANK, NATIONAL ASSOCIATION,

                                 as Agent for the Secured Parties

                  By: /s/ Susan Timmerman

                 Name:

                 Title:























Name: BOLLE CASH COLLATERAL ACCT AGRMT
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


                                                                      (e)


                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT

         THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") is made and entered into as of March 11, 1998 by BOLLE INC., a Delaware corporation (the "Borrower), and EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER (each a "Guarantor", and collectively with the Borrower, the "Grantors"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below);

                              W I T N E S S E T H:

         WHEREAS, the Lenders, the Agent and BEC Group, Inc. ("BEC"), of which the Borrower was formerly a direct subsidiary, are parties to that certain Amended and Restated Credit Agreement dated as of July 10, 1997 (the "Existing Credit Agreement"); and

         WHEREAS, pursuant to that certain Assignment Agreement and First Amendment to the Amended and Restated Credit Agreement, dated as of the date hereof and effective immediately prior to the effectiveness of this Agreement, between BEC, the Borrower, the Agent and the Lenders (the "Assignment and Amendment"), BEC assigned to the Borrower, and the Borrower assumed from BEC, among other liabilities, certain indebtedness owing by, and obligations of, BEC under the Existing Credit Agreement such that the Borrower became a co-borrower together with BEC under the Existing Credit Agreement; and

         WHEREAS, the Guarantors are parties to that certain Amended and Restated Security Agreement dated as of July 10, 1997, with the Agent (as amended, supplemented or otherwise modified as of the date hereof, the "Existing Security Agreement"); and

         WHEREAS, the Guarantors are parties to that certain Second Amended and Restated Guaranty Agreement (the "Guaranty") dated as of the date hereof pursuant to which each Guarantor guaranteed, or continued its guaranty of, the obligations of the Borrower under the Credit Agreement; and

         WHEREAS, the Grantors, the Agent and the Lenders desire to amend and restate the Existing Security Agreement in its entirety to reflect changes in the parties required to be parties thereto and certain changes in the Credit Agreement; and

          WHEREAS, as collateral security for payment and performance of its obligations under the Credit Agreement, the Borrower is willing to continue its grant to the Agent for the benefit of the Secured Parties of a security interest in certain of its personal property and assets; and

         WHEREAS, as collateral security for payment and performance of its obligations under the Guaranty, each Guarantor is willing to grant, or to continue its grant, to the Agent for the benefit of the Secured Parties of a security interest in certain of its personal property and assets;

         NOW, THEREFORE, in order to induce the Secured Parties to enter into the Loan Documents and in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby amend and restate the Existing Security Agreement in its entirety as follows:

         1. GRANT OF SECURITY INTEREST. As collateral security for the payment and satisfaction of all obligations and liabilities of the Guarantors under the Guaranty Agreement and all of the Borrower's Obligations under the Credit Agreement (collectively, the "Secured Obligations"), each Grantor hereby affirms, grants, pledges and assigns, or reaffirms, regrants and continues its pledge and collateral assignment, as the case may be, to the Agent for the benefit of the Lenders and continues and grants to the Agent for the benefit of the Lenders a continuing first priority security interest in and to all of the following property of such Grantor, whether now owned or existing or hereafter acquired or arising and wheresoever located:

                  (a) All accounts, accounts receivable, contracts, notes, bills, acceptances, choses in action, chattel paper, instruments, documents and other forms of obligations at any time owing to each Grantor arising out of goods sold or leased or for services rendered by such Grantor, the proceeds thereof and all of such Grantor's rights with respect to any goods represented thereby, whether or not delivered, goods returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation, together with all customer lists, books and records, ledger and account cards, computer tapes, software, disks, printouts and records, whether now in existence or hereafter created, relating thereto (collectively referred to hereinafter as "Accounts");

                  (b) All inventory of each Grantor, including without limitation, all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor's account (collectively referred to hereinafter as "Inventory");

                  (c) All goods of each Grantor, including without limitation, all machinery, equipment, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description now or hereafter owned by a Grantor or in which such Grantor may have or

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may hereafter acquire any interest, at any location (collectively referred to hereinafter as "Equipment");

                  (d) All general intangibles of each Grantor in which a Grantor now has or hereafter acquires any rights, including but not limited to, causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, licenses, permits, franchises, customer lists, computer programs, all claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as "General Intangibles");

                  (e) All rights now or hereafter accruing to each Grantor under contracts, leases, agreements or other instruments to perform services, to hold and use land and facilities, and to enforce all rights thereunder (collectively referred to hereinafter as "Contract Rights");

                  (f) All books and records relating to any of the Collateral (as hereinafter defined) (including without limitation, customer data, credit files, computer programs, printouts, and other computer materials and records of each Grantor pertaining to any of the foregoing); and

                  (g) All accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including without limitation proceeds of insurance policies insuring the Collateral (as hereinafter defined).

         All of the property and interests in property described in subsections
(a) through (g) and all other property and interests in personal property which shall, from time to time, secure the Secured Obligations are herein collectively referred to as the "Collateral."

         2. FINANCING STATEMENTS. At the time of execution of this Agreement, each Grantor shall have furnished the Agent with properly executed financing statements, amendments and assignments (including amendments of financing statements filed pursuant to the Existing Security Agreement) as prescribed by the Uniform Commercial Code as presently in effect in the states where the Collateral is located, prepared and approved by the Agent in form and number sufficient for filing wherever required with respect to the Collateral, in order that the Agent, for the benefit of the Lenders, shall have a duly perfected security interest of record in the Collateral, to the extent a security interest in such Collateral can be perfected by filing a financing statement, following the filing of such financing statements with the appropriate local and state governmental authorities, subject only to Permitted Liens. Each Grantor shall execute as reasonably required by the Agent any additional financing statements or other documents to effect the same, together with any necessary continuation statements so long as this Agreement remains in effect.

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         3. MAINTENANCE OF SECURITY INTEREST. Each Grantor will, from time to time, upon the request of the Agent, deliver specific assignments of Collateral, together with such other instruments and documents, financing statements, amendments thereto, assignments or other writings as the Agent may reasonably request to carry out the terms of this Agreement or to protect or enforce the Agent's security interest in the Collateral.

         With respect to any and all Collateral to be secured and conveyed under this Agreement, each Grantor agrees to do and cause to be done all things necessary to perfect and keep in full force the security interest granted in favor of the Agent for the benefit of the Lenders, including, but not limited to, the prompt payment of all fees and expenses incurred in connection with any filings made to perfect or continue a security interest in the Collateral in favor of the Agent for the benefit of the Lenders.

         Each Grantor agrees to make appropriate entries upon its financial statements and books and records disclosing the Agent's (for the benefit of the Lenders) security interest granted hereunder.

         4. RECEIPT OF PAYMENT. In the event an Event of Default shall occur and be continuing and a Grantor (or any of its affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Agent, for the benefit of the Lenders, and as the property of the Agent, for the benefit of the Lenders, separate from the funds of such Grantor, and no later than the first Business Day following the receipt thereof, such Grantor shall cause the same to be forwarded to the Agent for its custody and possession on behalf of the Lenders as additional Collateral.

         5. COLLECTIONS; AGENT'S RIGHT TO NOTIFY ACCOUNT DEBTORS AND TO ENDORSE A GRANTOR'S NAME. Each Grantor hereby authorizes the Agent, on behalf of the Lenders, at all times after the occurrence and during the continuation of an Event of Default (a) to open such Grantor's mail and collect any and all amounts due to such Grantor from Persons obligated on any Accounts ("Account Debtors"); (b) to take over such Grantor's post office boxes or make other arrangements as the Agent, on behalf of the Lenders, deems necessary to receive such Grantor's mail, including notifying the post office authorities to change the address for delivery of such Grantor's mail to such address as the Agent, on behalf of the Lenders, may designate; and (c) to notify any or all Account Debtors that the Accounts have been assigned to the Agent for the benefit of the Lenders and that Agent has a security interest therein for the benefit of the Lenders (provided that the Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government). Each Grantor at all times after the occurrence and during the continuation of an Acceleration Event (as hereinafter defined) irrevocably makes, constitutes and appoints the Agent, for the benefit of the Lenders, (and all Persons designated by the Agent for that purpose) as such Grantor's true and lawful attorney (and agent-in-fact) to endorse such Grantor's name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Agent's possession or Agent's control, and deposit the same to the account of the Agent, for the benefit of the Lenders,

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on account and for payment of the Secured Obligations. The Agent shall promptly furnish each Grantor with a copy of any such notice sent with respect to Accounts of such Grantor pursuant to clause (c) of this Section 5 and each Grantor hereby agrees that any such notice, in the Agent's sole discretion, may be sent on such Grantor's stationery, in which event such Grantor shall co-sign such notice with the Agent. For purposes of this Agreement, "Acceleration
Event" means that (a) an Event of Default has occurred and is continuing and
(b) the Secured Obligations have become due and payable (whether by acceleration, at final maturity or otherwise).

         6. COVENANTS. Each Grantor covenants with the Agent that from and after the date of this Agreement until termination hereof in accordance with
Section 27 hereof:

                  (a) INSPECTION. The Agent (by any of its officers, employees and agents), on behalf of the Lenders, shall have the right upon its reasonable request and reasonable prior notice, and at any reasonable times during such Grantor's usual business hours, to inspect the Collateral, all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor's affairs and finances with any Person (other than Account Debtors) and to verify with any Person other than Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor's affairs and finances with such Grantor's Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral and such Account Debtors. Upon or after the occurrence and during the continuation of an Acceleration Event, the Agent may at any time and from time to time employ and maintain on such Grantor's premises a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's (for the benefit of the Lenders) interest. All expenses incurred by the Agent, on behalf of the Lenders, by reason of the employment of such custodian shall be paid by such Grantor, added to the Secured Obligations and secured by the Collateral.

                  (b) ASSIGNMENTS, RECORDS AND SCHEDULES OF ACCOUNTS. Each Grantor shall keep accurate and complete records of its Accounts ("Account Records") and from time to time at intervals designated by the Agent such Grantor shall provide the Agent with a schedule of Accounts in form and substance acceptable to the Agent describing all Accounts created or acquired by such Grantor ("Schedule of Accounts"); provided, however, that such Grantor's failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Agent's security interest or other rights in and to any Accounts for the benefit of the Lenders. If requested by the Agent, each Grantor shall furnish the Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, "Account Documents") and such other matter and information relating to the status of then existing Accounts as the Agent shall request. No Grantor shall remove any Account Records or Account Documents or change its chief executive offices from the locations set forth in Exhibit A hereto without 30 days prior written notice to the Agent as provided in Section 20 hereof and delivery to the Agent by the applicable Grantor prior

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         to such removal of executed financing statements, amendments and other documents necessary to maintain the security interests granted hereunder.

                  (c) NOTICE REGARDING DISPUTED ACCOUNTS. In the event any amounts due and owing in excess of $250,000 are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

                  (d) VERIFICATION OF ACCOUNTS. If an Event of Default has occurred and is continuing, any of the Agent's officers, employees or agents shall have the right, at any reasonable time or times hereafter, to verify with Account Debtors the validity, amount or any other matter relating to any Accounts and, whether or not a Default or Event of Default has occurred, any of the Agent's officers, employees or agents shall have the right to verify the same with any Grantor.

                  (e) CHANGE OF TRADE STYLES. No Grantor shall change, amend, alter, terminate, or cease using its material trade names or styles under which it sells Inventory as of the date of this Agreement ("Trade Styles"), or use additional Trade Styles, without giving the Agent at least 30 days' prior written notice and delivery to the Agent by the applicable Grantor prior to such removal, change, amendment, alteration, or use, of executed financing statements, amendments and other documents necessary to maintain the security interests granted hereunder.

                  (f) SAFEKEEPING OF INVENTORY. Each Grantor shall be responsible for the safekeeping of its Inventory, and, subject to
         Section 16 hereof, in no event shall the Agent have any responsibility for:

                              (i) Any loss or damage to Inventory or
                  destruction thereof occurring or arising in any manner or fashion from any cause;

                             (ii)   Any diminution in the value of Inventory; or

                            (iii) Any act or default of any carrier,
                  warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling Inventory.

                  (g) LOCATION, RECORDS AND SCHEDULES OF INVENTORY. Each Grantor shall keep correct and accurate records itemizing and describing the kind, type, location and quantity of Inventory, its cost therefor and the selling price of Inventory held for sale, and the daily withdrawals therefrom and additions thereto, and shall furnish to the Agent from time to time at reasonable intervals designated by the Agent, a current schedule of Inventory ("Schedule of Inventory") based upon its most recent physical inventory and its daily

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         inventory records. Each Grantor shall conduct a physical inventory, no less than annually, and shall furnish to the Agent such other documents and reports thereof as the Agent shall reasonably request with respect to the Inventory. Subject to compliance at all times with Sections 9(c), (d) and (e), no Grantor shall, other than in the ordinary course of business in connection with its sale, remove any material amount of Inventory from the locations set forth on Exhibit B hereto to a location not also set forth on Exhibit B hereto, each of such locations being owned by a Grantor unless otherwise indicated, without 30 days prior written notice to the Agent as provided in
         Section 20 hereof and delivery to the Agent by the applicable Grantor prior to such removal of executed financing statements, amendments and other documents necessary to maintain the security interests granted hereunder.

                  (h) RETURNS OF INVENTORY. If any Account Debtor returns any Inventory to a Grantor after shipment thereof, and such return generates a credit in excess of $250,000 in the aggregate on any Account or Accounts of such Account Debtor, such Grantor shall notify the Agent of the same as soon as practicable.

                  (i) EVIDENCE OF OWNERSHIP OF EQUIPMENT. The Grantors, as soon as practicable following a request therefor by the Agent, shall deliver to the Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

                  (j) LOCATION, RECORDS AND SCHEDULES OF EQUIPMENT. The Grantors shall maintain accurate, itemized records itemizing and describing the kind, type, quality, quantity and value of its Equipment and shall furnish the Agent upon request with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal quarter. No Grantor shall remove any material portion of the Equipment from the locations set forth in Exhibit C hereto to a location not also set forth on Exhibit C hereto without at least 30 days' prior written notice to the Agent as provided in Section 20 hereof and delivery to the Agent by the applicable Grantor prior to such removal of executed financing statements, amendments and other documents necessary to maintain the security interests granted hereunder.

                  (k) SALE OR MORTGAGE OF EQUIPMENT. Other than in the ordinary course of business with respect to disposition of obsolescent Equipment or replacement of Equipment with other Equipment performing similar functions and having similar or better utility and value, and except as permitted by the Credit Agreement prior to the occurrence and continuance of an Event of Default, no Grantor shall sell, exchange, lease, mortgage, encumber, pledge or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of the Agent.

                  (l) MAINTENANCE OF EQUIPMENT. Each Grantor shall keep and maintain its Equipment in good operating condition and repair, ordinary wear and tear excepted. No Grantor shall permit any such items to become a fixture to real property (unless such

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         Grantor has granted the Agent for the benefit of the Lenders a lien on such real property) or accessions to other personal property.

         7. WARRANTIES AND REPRESENTATIONS REGARDING COLLATERAL GENERALLY. Each Grantor warrants and represents that it is and, except as permitted by the Credit Agreement, will continue to be the owner of the Collateral hereunder, now owned and upon the acquisition of the same, free and clear of all Liens, claims, encumbrances and security interests other than the security interest in favor of the Agent for the benefit of the Lenders hereunder and Permitted Liens, and that it will defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) at any time claiming the same or any interest therein adverse to the Secured Parties.

         8. ACCOUNT WARRANTIES AND REPRESENTATIONS. With respect to its Accounts, each Grantor warrants and represents to the Agent for the benefit of the Lenders that the Agent and each Lender may rely on all statements or representations made by such Grantor on or with respect to any Schedule of Accounts prepared and delivered by it and that:

                  (a) All Account Records and Account Documents are located only at such Grantor's locations as set forth on Exhibit A attached hereto and incorporated herein by reference;

                  (b) The Accounts are genuine, are in all respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document;

                  (c) The Accounts cover bona fide sales and deliveries of Inventory usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business or as permitted by the Credit Agreement;

                  (d) The amounts of the face value shown on any Schedule of Accounts or invoice statement delivered to the Agent with respect to any Account, are actually owing to such Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $250,000 in the aggregate, or greater than $50,000 individually, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto;

                  (e) Except for conditions generally applicable to such Grantor's industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectibility or enforcement of Accounts that would reasonably be likely, in the aggregate, to be of material economic value, or in the aggregate materially reduce

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         the amount payable thereunder from the amount of the invoice face value shown on any Schedule of Accounts, and on all contracts, invoices and statements delivered to the Agent, with respect thereto;

                  (f) The goods or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Agent for the benefit of the Lenders and those removed or terminated prior to the date hereof and Permitted Liens;

                  (g) The Accounts have not been pledged to any Person other than to the Agent for the benefit of the Lenders under this Agreement and will be owned by such Grantor free and clear of any Liens, claims, encumbrances or security interests except Permitted Liens;

                  (h) The Agent's and the Lenders' security interest therein will not be subject to any offset, deduction, counterclaim, Lien or other adverse condition, other than Permitted Liens; and

                  (i) The location of its chief executive office and any state in which it (i) has a place of business in only one county of such state or (ii) resides in such state (within the meaning of the applicable Uniform Commercial Code) but does not have any place of business in such state, is set forth on Exhibit A attached hereto and incorporated herein by reference and each Grantor shall deliver to the Agent not less than 30 days written notice prior to any change of such location or status of places of business or residency.

         9. INVENTORY WARRANTIES AND REPRESENTATIONS. With respect to its Inventory, each Grantor warrants and represents to the Agent for the benefit of the Lenders that the Secured Parties may rely on all statements or representations made by such Grantor on or with respect to any Inventory and that:

                  (a) All Inventory, other than Inventory consisting of samples utilized by salespeople or otherwise having a reasonable value of less than $15,000 in the aggregate for any location, is located only at such Grantor's locations as set forth on Exhibit B attached hereto and incorporated herein by reference;

                  (b) None of its Inventory is or will be subject to any Lien, claim, encumbrance or security interest whatsoever, except for the security interest of the Agent for the benefit of the Lenders hereunder and Permitted Liens;

                  (c) No Inventory of such Grantor that would reasonably be likely, in the aggregate with the Inventory of all Grantors, to be of value in excess of $100,000 is, and shall not at any time or times hereafter be, stored with a bailee, warehouseman, or similar party without the Agent's prior written consent and, if the Agent gives such consent, such Grantor will concurrently therewith cause any such bailee, warehouseman, or similar party

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         to issue and deliver to the Agent upon its request therefor, in form and substance reasonably acceptable to the Agent, warehouse receipts therefor in the Agent's name and take such other action and be party to such document as deemed necessary or prudent by the Agent to maintain the security interest of the Lenders in such Inventory;

                  (d) No Inventory is, and shall not at any time or times hereafter be, under consignment to any Person, the value of which, when aggregated with all other Inventory under consignment of such Grantor and all other Material Subsidiaries, would exceed $100,000; and

                  (e) No Inventory is at or shall be kept at any location that is leased by such Grantor from any other Person, the value of which, when aggregated with all other Inventory kept at any location which is leased by all Grantors, would exceed $100,000, unless such location and lessor is set forth on Exhibit B hereto and such lessor waives its rights with respect to such Inventory in form and substance acceptable to the Agent and delivered in writing to the Agent prior to such amount of Inventory being at such one or more locations.

         10. EQUIPMENT REPRESENTATIONS AND WARRANTIES. With respect to its Equipment, each Grantor warrants and represents to the Agent for the benefit of the Lenders that the Secured Parties may rely on all statements or representations made by such Grantor on or with respect to any Equipment and that:

                  (a) All Equipment is located only at such Grantor's locations set forth in Exhibit C hereto;

                  (b) None of its Equipment is or will be subject to any Lien, claim, encumbrance or security interest whatsoever, except for the security interest of the Agent, for the benefit of the Lenders, hereunder and Permitted Liens;

                  (c) No Equipment of such Grantor is at or shall be kept at any location that is leased by such Grantor from any other Person unless such location and lessor is set forth on Exhibit C hereto and such lessor waives its rights with respect to such Equipment in form and substance acceptable to the Agent.

         11.      CASUALTY AND LIABILITY INSURANCE REQUIRED.

                  (a) Each Grantor will keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including, without limiting the generality of any other covenant herein contained:

                              (i) casualty insurance on the Inventory and the
                  Equipment in an amount not less than the full insurable value thereof, against loss or damage by theft, fire

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                  and lightning and other hazards ordinarily included under
                  uniform broad form standard extended coverage policies, limited only as may be provided in the standard broad form of extended coverage endorsement at the time in use in the states in which the Collateral is located;

                             (ii) comprehensive general liability insurance
                  against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Secured Parties), with Agent and Lenders as additional insured parties, in amounts as shall be reasonably satisfactory to Agent;

                            (iii) liability insurance with respect to the
                  operation of its facilities under the workers' compensation laws of the states in which such Collateral is located; and

                             (iv) business interruption insurance.

                  (b) Each insurance policy obtained in satisfaction of the requirements of Section 11(a) hereof:

                              (i) may be provided by blanket policies now or
                  hereafter maintained by each Grantor or the Borrower;

                             (ii) shall be issued by such insurer (or insurers)
                  as shall be financially responsible, of recognized standing and reasonably acceptable to the Agent;

                            (iii) shall be in such form and have such
                  provisions (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause), as are generally considered standard provisions for the type of insurance involved and are reasonably acceptable in all respects to the Agent;

                             (iv) shall prohibit cancellation or substantial
                  modification, termination or lapse in coverage by the insurer without at least 30 days' prior written notice to the Agent, except for non-payment of premium, in which case such policies shall provide ten (10) days' prior written notice;

                              (v) without limiting the generality of the
                  foregoing, all insurance policies where applicable under
                  Section 11(a)(i) carried on the Collateral shall name the Agent, for the benefit of the Lenders, as loss payee and the Agent and Lenders as parties insured thereunder in respect of any claim for payment in excess of $250,000.

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                  (c) Prior to expiration of any such policy, such Grantor
         shall furnish the Agent with evidence satisfactory to the Agent that the policy or certificate has been renewed or replaced or is no longer required by this Agreement.

                  (d) Each Grantor hereby irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent), for the benefit of the Lenders, effective upon the occurrence and during the continuance of an Acceleration Event, as such Grantor's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance.

                  (e) In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or shall fail to keep any of its Collateral in good repair and good operating condition, the Agent may (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by Agent, including reasonable attorneys' fees, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Agent and shall be additional Secured Obligations secured by the Collateral.

                  (f) Each Grantor agrees that to the extent that it shall not carry insurance required by Section 11(a) hereof, it shall in the event of any loss or casualty pay promptly to the Agent, for the benefit of the Lenders, for application in accordance with the provisions of Section 11(h) hereof, such amount as would have been received as Net Proceeds (as hereinafter defined) by the Agent, for the benefit of the Lenders, under the provisions of Section 11(h) hereof had such insurance been carried to the extent required.

                  (g) The Net Proceeds of the insurance carried pursuant to the provisions of Sections 11(a)(ii) and 11(a)(iii) hereof shall be applied by such Grantor toward extinguishment of the defect or claim or satisfaction of the liability with respect to which such insurance proceeds may be paid.

                  (h) The Net Proceeds of the insurance carried with respect to the Collateral pursuant to the provisions of Section 11(a)(i) hereof shall be paid to such Grantor and held by such Grantor in a separate account and applied as follows: (i) as long as no Event of Default shall have occurred and be continuing, after any loss under any such insurance and payment of the proceeds of such insurance, each Grantor shall have a period of 30 days after payment of the insurance proceeds with respect to such loss to elect to either (x) repair or replace the Collateral so damaged, (y) deliver such Net Proceeds to the Agent, for the benefit of the Lenders, as additional Collateral or (z) apply such Net Proceeds to the acquisition of tangible assets used or useful in the conduct of the business of such

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         Grantor, subject to the provisions of this Agreement. If such Grantor elects to repair or replace the Collateral so damaged, such Grantor agrees the Collateral shall be repaired to a condition substantially similar to its condition prior to damage or replaced with Collateral in a condition substantially similar to the condition of the Collateral so replaced prior to damage; and (ii) at all times during which an Event of Default shall have occurred and be continuing, after any loss under such insurance and payment of the proceeds of such insurance, such Grantor shall immediately deliver such Net Proceeds to such Agent, for the benefit of the Lenders, as additional Collateral.

                  (i) "Net Proceeds" when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and expenses (including attorneys' fees) incurred in the realization thereof.

                  (j) In case of any material damage to or destruction of all or any part of the Collateral pledged hereunder by a Grantor, such Grantor shall give prompt notice thereof to the Agent. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceeding or negotiations. Each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance.

         12. EVENTS OF DEFAULT. It is understood and agreed that the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder and shall entitle the Agent, for the benefit of the Lenders, to take such actions as are elsewhere provided in this Agreement in respect of Events of Default: (a) an "Event of Default" as defined in the Credit Agreement shall have occurred and be continuing; or (b) a Grantor shall have failed to pay the Agent, for the benefit of the Lenders, all of the Secured Obligations owed to it in accordance with the Guaranty Agreement or the Credit Agreement, as applicable, on the Business Day on which the Agent has demanded such payment; or (c) any representation or warranty made by a Grantor herein, in the Credit Agreement in the Guaranty Agreement or in any other existing or future agreement with any of the Secured Parties shall prove to have been false in any material respect when made; or (d) any covenant made by a Grantor herein (other than those covenants contained in Sections 6(a) hereof) or in the Guaranty Agreement (other than any covenant contained in Section 3 thereof) is breached, violated, or not complied with and not cured within 30 days after notice thereof from any of the Secured Parties; provided, however, that any breach, violation or non-compliance with any covenant contained in Section 6(a) hereof or Section 3 of the Guaranty Agreement shall immediately result in an Event of Default; or (e) any covenant made by a Grantor in any other Loan Document or any future agreement with any of the Secured Parties is breached, violated, or not complied with and not cured within any grace period applicable thereto, or if no grace period is applicable and default thereunder does not result immediately from such noncompliance, then not cured within 30 days after notice thereof from any of the Secured Parties, and results in a material adverse change to the Collateral taken as a whole or its value taken as a whole; or (f) any material uninsured damage to or loss, theft or destruction of any of the Collateral shall occur.

         13. RIGHTS AND REMEDIES UPON ACCELERATION EVENT. Upon and after an Acceleration Event, the Agent shall have the following rights and remedies on behalf of the Lenders in addition

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to any rights and remedies set forth elsewhere in this Agreement, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

                  (a) All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement, the Guaranty Agreement or any other Loan Document;

                  (b) The right to foreclose the Liens and security instruments created under this Agreement by any available judicial procedure or without judicial process;

                  (c) The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice and opportunity for a hearing on the validity of the Agent's claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Agent or any agent of the Agent, for such time as the Agent may desire, in order effectively to collect or liquidate the Collateral, and/or (ii) require such Grantor to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties;

                  (d) The right to (i) demand payment of the Accounts; (ii) enforce payment of the Accounts, by legal proceedings or otherwise;
         (iii) exercise all of a Grantor's rights and remedies with respect to the collection of the Accounts; (iv) settle, adjust, compromise, extend or renew the Accounts; (v) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (vi) if permitted by applicable law, sell or assign the Accounts upon such terms, for such amounts and at such time or times as the Agent deems advisable;
         (vii) discharge and release the Accounts; (viii) take control, in any manner, of any item of payment or proceeds referred to in Section 4 above; (ix) prepare, file and sign a Grantor's name on a Proof of Claim in bankruptcy or similar document against any Account Debtor;
         (x) prepare, file and sign a Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Accounts; (xi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts or Inventory;
         (xii) use a Grantor's stationery for verifications of the Accounts and notices thereof to Account Debtors; (xiii) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; and (xiv) do all acts and things and execute all documents necessary, in Agent's sole discretion, to collect the Accounts; and

                  (e) The right to sell, assign, lease or to otherwise dispose of all or any Collateral in its then existing condition, or after any further manufacturing or processing

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         thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Agent, in its sole discretion, may deem advisable. The Agent shall have the right to conduct such sales on a Grantor's premises or elsewhere and shall have the right to use a Grantor's premises without charge for such sales for such time or times as the Agent may see fit. The Agent may, if it deems it reasonable, postpone or adjourn any sale of the Col lateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Agent has no obligation to preserve rights to the Collateral against prior parties or to marshall any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, each Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral and a Grantor's rights under any license and any franchise agreement shall inure to the Agent's benefit. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Agent shall deem appropriate, but the Agent shall have the right to sell or dispose of the Collateral without such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein seven (7) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including all attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations. Any sale or other disposition of the Collateral and the possession thereof by the Agent shall be in compliance with all provisions of applicable law (including applicable provisions of the Uniform Commercial Code). Each Grantor shall be liable to the Agent, for the benefit of the Lenders, and shall pay to the Agent, for the benefit of the Lenders, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral. The Agent shall remit to such Grantor or other Person entitled thereto any surplus remaining after this Agreement has been terminated in accordance with Section 27 hereof.

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         14. ANTI-MARSHALLING PROVISIONS. The right is hereby given by each
Grantor to the Agent, for the benefit of the Lenders, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred under such documents, nor release such Grantor from personal liability for the Secured Obligations hereby secured. Notwithstanding the existence of any other security interest in the Collateral held by the Agent, for the benefit of the Lenders, the Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Agreement. The proceeds realized upon the exercise of the remedies provided herein shall be applied by the Agent, for the benefit of the Lenders, in the manner herein provided. Each Grantor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         15. APPOINTMENT OF AGENT AS A GRANTOR'S LAWFUL ATTORNEY. Without limitation of any other provision of this Agreement, upon and after an Acceleration Event, each Grantor irrevocably designates, makes, constitutes and appoints the Agent (and all Persons designated by the Agent), for the benefit of the Lenders, as such Grantor's true and lawful attorney (and agent-in-fact) to take all actions and to do all things required to be taken or done by such Grantor under this Agreement. All acts of the Agent or its designee taken pursuant to this Section 15 are hereby ratified and confirmed and the Agent or its designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or law, other than as a result of its gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable by such Grantor until this Agreement has been terminated in accordance with Section 27 hereof.

         16. RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC. The enumeration of the rights and remedies of the Agent, for the benefit of the Lenders, set forth in this Agreement is not intended to be exhaustive and the exercise by any Secured Party of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, or under any other agreement between a Grantor and the Secured Parties or which may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing. No course of dealing between a Grantor and the Agent or the Agent's agents or employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default. The Agent shall not have any liability for any error, omission or delay of any kind occurring in the handling or liquidation of the Collateral or

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                                                        16


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for any damages resulting therefrom, other than as a result of its gross negligence or willful misconduct.

         17. SUPPLEMENTAL DOCUMENTATION. At the Agent's request, each Grantor shall execute and deliver to the Agent, at any time or times hereafter, all documents, instruments and other written matter that the Agent may request to perfect and maintain perfected the Agent's (for the benefit of the Lenders) security interest in the Collateral, in form and substance acceptable to the Agent, and pay all charges, expenses and fees the Agent may reasonably incur in filing any of such documents, and all taxes relating thereto. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed by the Agent in any filing office.

         18. WAIVERS. In addition to the other waivers contained herein, each Grantor hereby expressly waives, to the extent permitted by law: presentment for payment, demand, protest, notice of demand, notice of protest, notice of default or dishonor, notice of payments and nonpayments and all other notices and consents to any action taken by the Agent unless expressly required by this Agreement.

         19. TRADE NAMES. Each Grantor represents that the only trade name(s) or style(s) used by such Grantor are as set forth on Exhibit D, next to the name of such Grantor.

         20. NOTICE. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

(a)      if to any Grantor:                 c/o Bolle Inc.
                                            555 Theodore Fremd Avenue
                                            Rye, New York 10580
                                            Attention:  Mr. Ian G.H. Ashken
                                            Telephone:  (914) 967-9400
                                            Telefacsimile:   (914) 967-9405






















Name: NB.BOLLE.SECURITY.AGREEMENT
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                                                        17
         with a copy to:            Kane Kessler, P.C.
                                    1350 Avenue of the Americas
                                    New York, New York 10019
                                    Attention:  Robert L. Lawrence, Esq.
                                    Telephone:  (212) 541-6222
                                    Telefacsimile:   (212) 245-3009

(b)      if to the Agent:           NationsBank, N.A.

                                    Independence Center, 15th Floor
                                    NC1-001-15-04
                                    Charlotte, North Carolina 28255
                                    Attention: Dana Weir, Agency Services
                                    Telephone:  (704) 388-3917
                                    Telefacsimile:   (704) 386-9923

         with a copy to:            NationsBank, N.A.
                                    Corporate Banking
                                    767 Fifth Avenue, 5th Floor
                                    New York, New York 10153-0083
                                    Attention:  Ms. Susan Timmerman,
                                                Senior Vice President
                                    Telephone: (212) 407-5387
                                    Telefacsimile: (212) 593-1083

or to such other address as each party may designate for itself by like notice given in accordance with this Section 20.

         21. DEFINITIONS. All terms used herein shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as in effect in New York, and such definitions are hereby incorporated herein by reference and made a part hereof.

         22. ENTIRE AGREEMENT. This Agreement, together with the Credit Agreement, the Guaranty Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

         23. SWAP AGREEMENTS. All Hedging Obligations of any Grantor shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any Swap Agreement shall be deemed to be a Secured Party hereunder.

         24. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable,

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                                                        18
such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor, and the rights, remedies, powers, and privileges of the Agent hereunder shall inure to the benefit of the successors and assigns of the Agent; provided, however, that no Grantor shall make any assignment hereof without the prior written consent of the Agent.

         26. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         27. TERMINATION; RELEASE. On the Facility Termination Date, this Agreement and all obligations of each Grantor hereunder shall terminate without delivery of any instrument or performance of any act by any party, and the Collateral shall automatically be released from the Liens created by this Agreement and all rights to such Collateral shall automatically revert to such Grantor. Notwithstanding the immediately preceding sentence, upon such termination of this Agreement, the Agent shall reassign and redeliver such Collateral then held by or for the Agent and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         28. BOLLE AMERICA, INC. DENVER LEASE. Each Grantor, individually and collectively, covenants and agrees that Bolle America, Inc. shall, not more than one-hundred and eighty (180) days after the date hereof, enter into a commercial lease of real property for a warehouse and related facilities located in or around Denver, Colorado (the "New Denver Facility"), which New Denver Facility shall be in substitution for Bolle America, Inc.'s existing facility located in Denver, Colorado and identified in Exhibit B hereto (the "Old Denver Facility"). Each Grantor further covenants and agrees that Bolle America, Inc. shall not occupy the Old Denver Facility, nor shall any Inventory be found or located therein, after the date that is one-hundred and eighty
(180) days after the date hereof.

         29. LEASE ASSIGNMENT AND LANDLORD WAIVER. If at any time any Grantor moves a significant portion of its Inventory from any location identified in Exhibit B hereto to a leased or rented building, warehouse or other facility of whatever description not identified in Exhibit B (each a "New Leased Facility"), including but not limited to the New Denver Facility described in
Section 28 hereto, each Grantor hereby agrees that it will execute and deliver to the Agent, for the benefit of the Agent and the Lenders, an assignment of such Grantor's interest in the lease with respect to each such New Leased Facility, as applicable, in form and substance satisfactory to the Agent. Each Grantor further agrees that at such time, and as applicable, it will deliver or cause to be delivered to the Agent, for the benefit of the Agent and the Secured Parties, a landlord's waiver executed by the owner, or any other Person serving as landlord, of such New Leased Facility, in form and substance reasonably satisfactory to the Agent.

Name: NB.BOLLE.SECURITY.AGREEMENT
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                                                        19

         30.  GOVERNING LAW.

                  (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY
         PERFORMED, IN SUCH STATE.

                  (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED BY SECTION 20 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO







Name: NB.BOLLE.SECURITY.AGREEMENT
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                                                        20

         THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                            [SIGNATURE PAGES FOLLOW]


























Name: NB.BOLLE.SECURITY.AGREEMENT
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                                                        21

         IN WITNESS WHEREOF, the parties have duly executed this Second Amended and Restated Security Agreement on the day and year first written above.

                            GRANTORS:

                            BOLLE INC.

                            By: /s/ Desiree DeStefano
                            Name:
                            Title:

                            BOLLE AMERICA, INC.

                            By: /s/ Desiree DeStefano
                            Name:
                            Title:

                            ORC MANAGEMENT CORPORATION

                            By: /s/ Desiree DeStefano
                            Name:
                            Title:

                            AGENT:

                            NATIONSBANK, NATIONAL ASSOCIATION, as Agent

                            for the Lenders

                            By: /s/ Susan Timmerman
                            Name:
                            Title:






                               SECURITY AGREEMENT

                             Signature Page 1 of 1



Name: NB.BOLLE.SECURITY.AGREEMENT
Doc No: 190339 (FINAL)

                                                     EXHIBIT A

                              Location of Accounts

BOLLE INC.                    3890 Elm Street            (Owned or Leased?)
                              Denver, Colorado 80207


BOLLE AMERICA, INC.           3890 Elm Street            (Owned or Leased?)
                              Denver, Colorado 80207

ORC MANAGEMENT
CORPORATION



























Name: NB.BOLLE.SECURITY.AGREEMENT
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



                                   EXHIBIT B

                             Location of Inventory




BOLLE INC.                   N/A

BOLLE AMERICA, INC.          5140 East 39th Avenue      (Leased)
                             Denver, Colorado 80207

                             5142 East 39th Avenue      (Leased)
                             Denver, Colorado 80207

                             [3890 Elm Street           (Owned or Leased?)
                             Denver, Colorado 80207]

                             [3890 Elm Street           (Owned or Leased?)
                             Denver, Colorado 80207]

ORC MANAGEMENT
CORPORATION






























Name: NB.BOLLE.SECURITY.AGREEMENT
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



                                   EXHIBIT C

                             Location of Equipment













BOLLE INC.                     3890 Elm Street            (Owned or Leased?)
                               Denver, Colorado 80207


BOLLE AMERICA, INC.            5140 East 39th Avenue      (Leased)
                               Denver, Colorado 80207

                               5142 East 39th Avenue      (Leased)
                               Denver, Colorado 80207

                               3890 Elm Street            (Owned or Leased?)
                               Denver, Colorado 80207

                               3890 Elm Street            (Owned or Leased?)
                               Denver, Colorado 80207

ORC MANAGEMENT
CORPORATION






















Name: NB.BOLLE.SECURITY.AGREEMENT
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


                                   EXHIBIT D

                             Trade Names and Styles




BOLLE INC.                                   None.

BOLLE AMERICA, INC.                          None.

ORC MANAGEMENT
CORPORATION






















Name: NB.BOLLE.SECURITY.AGREEMENT
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


                                                                      (f)

                          SECOND AMENDED AND RESTATED

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         THIS SECOND AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement") is made as of March 11, 1998 by and among BOLLE INC., a Delaware corporation (the "Borrower"), and CERTAIN SUBSIDIARIES OF THE BORROWER PARTY HERETO (each a "Guarantor" and collectively with the Borrower, the "Grantors"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below);

                              W I T N E S S E T H:

         WHEREAS, the Lenders, the Agent and BEC Group, Inc. ("BEC"), of which the Borrower was formerly a direct subsidiary, are parties to that certain Amended and Restated Credit Agreement dated as of July 10, 1997 (the "Existing Credit Agreement"); and

         WHEREAS, pursuant to that certain Assignment Agreement and First Amendment to the Amended and Restated Credit Agreement, dated as of the date hereof and effective immediately prior to the effectiveness of this Agreement, between BEC, the Borrower, the Agent and the Lenders (the "Assignment and Amendment"), BEC assigned to the Borrower, and the Borrower assumed from BEC, among other liabilities, certain indebtedness owing by and obligations of BEC under the Existing Credit Agreement such that the Borrower became a co-borrower together with BEC under the Existing Credit Agreement; and

         WHEREAS, certain of the Guarantors are parties to that certain Amended and Restated Intellectual Property Security Agreement dated as of July 10, 1997 with the Agent (as amended, supplemented or otherwise modified, the "Existing IP Security Agreement"); and

         WHEREAS, certain of the Guarantors are parties to that certain Second Amended and Restated Guaranty Agreement (the "Guaranty") dated as of the date hereof pursuant to which each Guarantor guaranteed, or continued its guaranty of, the obligations of the Borrower under the Credit Agreement; and

         WHEREAS, the Grantors, the Agent, and the Lenders desire to amend and restate that portion of the Existing IP Security Agreement in its entirety to reflect changes in the parties required to be parties thereto and certain changes in the Credit Agreement; and

         WHEREAS, as collateral security for payment and performance of its obligations under the Credit Agreement, the Borrower is willing to continue its grant to the Agent for the benefit of the Secured Parties of a security interest in certain of its personal property and assets; and

         WHEREAS, as collateral security for payment and performance of its obligations under the Guaranty, each Guarantor is willing to continue its grant to the Agent for the benefit of the Secured Parties of a security interest in certain of its intangible personal property and assets;

         NOW, THEREFORE, in order to induce the Secured Parties to enter into the Loan Documents and in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby amend and restate the Existing IP Security Agreement in its entirety as follows:

         SECTION 1. GRANT OF SECURITY. Each Grantor hereby reaffirms, regrants and continues its grant and collateral assignment, and does hereby grant and collaterally assign, to the Agent for the benefit of the Secured Parties of a security interest in all of the following (collectively, the "Collateral"):

                  (a) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign patents and patent applications (including without limitation the patents and patent applications identified on Schedule I attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Patents");

                  (b) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign trademarks, trade names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof (including without limitation each trademark, trade name, trade dress, registration and application identified in Schedule II attached hereto and incorporated herein by reference) and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to sue or otherwise recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark and service mark (collectively, the "Trademarks");

                  (c) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign copyrights and copyright applications (including without limitation the copyrights and copyright applications identified on
         Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Copyrights");

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                                                         2

                  (d) All license agreements regarding Patents, Trademarks or Copyrights with any other party (including any patent, trademark, copyright and other items described in the definitions of Patents, Trademarks or Copyrights that do not qualify as such only because no Grantor has any right, title or interest therein other than rights pursuant to such license agreements), whether such Grantor is a licensor or licensee under any such license agreement (including without limitation the Distributorship Agreement dated December 15, 1992 by and between Bolle America, Inc. and Etablissements Bolle S.N.C., as amended, most recently by Amendment to the Distributorship Agreement effective of even date herewith between such parties (as so amended, the "Bolle France license") and each of the licenses listed on Schedule IV attached hereto and incorporated herein by reference), and the right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by such Grantor and now or hereafter covered by such licenses (collectively, the "Licenses")); and

                  (e)      all proceeds of any of the foregoing.

         In addition, each Grantor has executed in blank and delivered to the Agent an assignment of licenses and federally registered patents, trademarks and copyrights (the "IP Assignment") owned by it, if any, in substantially the form of Exhibit A hereto. Each Grantor hereby authorizes the Agent to complete as Assignee and record with the United States Patent and Trademark Office (the "PTO") and United States Copyright Office (the "Copyright Office") each IP Assignment upon the occurrence of an Acceleration Event. For the purposes of this Agreement, "Acceleration Event" means that (a) an Event of Default has occurred and is continuing and (b) the Secured Obligations have become due and payable (whether by acceleration, at final maturity or otherwise).

         SECTION 2. SECURITY FOR OBLIGATIONS. The security interests and collateral assignments granted under this Agreement (the "Security Interests") by each Grantor secure the payment of all obligations of such Grantor under, in respect of or in connection with this Agreement, the Credit Agreement, the Guaranty and each other Loan Document to which such Grantor is or becomes a party (all such obligations being the "Secured Obligations").

         The Security Interests granted by this Agreement are granted in conjunction with, and not in limitation of, the security interests granted to the Agent, for the benefit of the Lenders, in other assets of each Grantor pursuant to the other Loan Documents.

         SECTION 3. COLLATERAL ASSIGNMENT. In addition to, and not in limitation of, the grant of a security interest in the Patents, Trademarks, Copyrights and Licenses in Section 1 above, each Grantor hereby regrants, reassigns, retransfers and reconveys, and grants, assigns, transfers and conveys, to the Agent, for the benefit of the Lenders, the Assignor's entire right, title and interest in and to the Patents, Trademarks, Copyrights and Licenses; provided, that such grant, assignment, transfer and conveyance shall become effective only at the election of the Agent after the occurrence of an Acceleration Event. The Grantor hereby agrees that after the occurrence of an Acceleration Event the use by the Agent of any of the Patents, Trademarks, Copyrights and Licenses shall be without any liability for royalties or other related charges from the Agent to any Grantor.

Name: NB.BOLLE.IP.SECURITY.AGREEMENT
Doc No: 190342 (FINAL)

         SECTION 4.  FURTHER ASSURANCES.

                  (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Agent may reasonably request, in order to (i) continue, perfect and protect any Security Interest granted or purported to be granted hereby, (ii) perfect the Agent's (for the benefit of the Lenders) Security Interest in and assign to the Agent, for the benefit of the Lenders, as security for the repayment and satisfaction of the Secured Obligations, all Collateral located in any foreign jurisdiction, and
         (iii) enable the Agent, for the benefit of the Lenders, to exercise and enforce its rights and remedies hereunder with respect to any part of the Collateral. Without limiting the generality of the foregoing, each Grantor will execute and file (with the appropriate governmental offices, authorities, agencies and regulatory bodies in the United States and any applicable foreign jurisdiction) such supplements to this Agreement and such financing or continuation statements, or amendments thereto, and such other instruments or notices, including an executed IP Assignment, with the PTO and the Copyright Office, as may be necessary or desirable, or as the Agent, on behalf of the Lenders, may reasonably request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby.

                  (b) Each Grantor hereby authorizes the Agent, on behalf of the Lenders, upon the occurrence and during the continuation of an Event of Default, to file, where permitted by law, one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each Grantor will furnish to the Agent, on behalf of the Lenders, from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent, on behalf of the Lenders, may reasonably request, all in reasonable detail.

                  (d) Each Grantor agrees that, should it have or obtain an ownership interest in any United States or foreign patent or patent application that is not now identified on Schedule I, any trademark or trademark application that is not now identified on Schedule II or any copyright or copyright application that is not now identified on
         Schedule III or any license agreement in respect of any patent, trademark or copyright that is not now identified on Schedule IV: (i) the provisions of this Agreement shall automatically apply to such item, and such item shall automatically become part of the Collateral; and (ii) such Grantor shall, within three months after acquiring or becoming aware of such ownership interest, (A) give written notice thereof to the Agent and, (B) with respect to material Trademarks, present such Trademarks for proper registration with the PTO, (C) with respect to material Copyrights, present such Copyrights for proper registration with the Copyright Office and (D) with respect to patents and patent applications and trademarks and trademark applications,

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         prepare, execute and file in the PTO or if appropriate in the equivalent agencies in any foreign jurisdiction, within the requisite time period, all documents that are known by such Grantor to be necessary or that the Agent, on behalf of the Lenders, reasonably requests in order to perfect the Security Interest of the Agent, on behalf of the Lenders, therein. Each Grantor authorizes the Agent, on behalf of the Lenders, to execute and file such a document in the name of such Grantor if such Grantor fails to do so.

                  (e) Each Grantor agrees that should any of its domestic Subsidiaries (other than a corporation which is a party hereto and whether now or hereafter existing) obtain any ownership interest in any United States or foreign patent or patent application, trademarks or trademark application, trademarks, trade names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof, such Grantor shall either cause such corporation (i) to become a party to the Guaranty and a party hereto, or (ii) to transfer and assign all such corporation's ownership interests therein to such Grantor, whereupon the provisions of subsection (d) of this
         Section 4 shall be applicable thereto.

                  (f) To the extent necessary or economically desirable in the conduct of its business, each Grantor agrees: (i) to take all necessary steps in any proceeding before the PTO or any similar office or agency in any other country or any political subdivision thereof or in any court, to maintain and pursue each patent application now or hereafter included in the Collateral and to maintain each patent, trademark or copyright now or hereafter included in the Collateral, including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition and infringement proceedings; (ii) to take corresponding steps with respect to material unpatented inventions on which such Grantor is now or hereafter becomes entitled to seek protection; (iii) to bear any expenses incurred in connection with such activities; and (iv) not to abandon any right to file a material patent application, or abandon any material pending application with respect to any of the Collateral, without the written consent of the Agent, which consent shall not be unreasonably withheld.

                  (g) No Grantor shall do any act or omit to do any act whereby any of the Collateral may become dedicated or abandoned, except where such dedication or abandonment (i) will not adversely affect the aggregate economic value of the Collateral after giving effect to such dedication or abandonment or materially adversely affect the business, condition (financial or otherwise), operations, performance, or properties of such Grantor individually or of such Grantor and its Subsidiaries taken as a whole, and (ii) is in the ordinary course of such Grantor's business. Each Grantor agrees to notify the Agent promptly and in writing if it learns that any of the Collateral may become abandoned or dedicated or of any adverse determination or any development (including without limitation the institution of any proceeding in the PTO, or in the equivalent agencies in any foreign jurisdiction, or any court) regarding any material part of the Collateral.

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                  (h) In the event that any of the Collateral as to which it has granted the Security Interests is infringed or misappropriated by a third party, such Grantor shall promptly notify the Agent and shall, unless such Grantor shall reasonably determine that such Collateral would not reasonably be likely to, in the aggregate, be of material economic value to such Grantor, take all reasonable steps to terminate the infringement or misappropriation, and take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Collateral. Any expense incurred in connection with such activities shall be borne by such Grantor.

                  (i) Each Grantor agrees (i) to maintain the quality of any and all products in connection with which the Collateral is used, consistent with the quality standards established by such Grantor for said products as of the date of determination, and (ii) to provide the Agent, on behalf of the Lenders, at least quarterly, with a certificate of an officer of such Grantor certifying such Grantor's compliance with the foregoing subsections (a) through (i).

                  (j) Each Grantor agrees that it will promptly correct any defect or error that may be discovered in (i) this Agreement, (ii) any document executed pursuant hereto or (iii) the execution, acknowledgment or recordation thereof.

                  (k) Each Grantor shall continue to mark its products according to applicable law with the numbers of all appropriate Patents.

                  (l) Each Grantor shall cause each of its subsidiaries to do all things reasonably necessary to keep in full force and effect the Bolle France license and shall not, and shall cause each of its subsidiaries not to, take any action, or fail to take any action, which would amend, revise, supplement or otherwise alter the terms of the Bolle France license as in effect on the date hereof or which would result, directly or indirectly, in the Bolle France license not being legally valid and enforceable in accordance with its terms against the licensor thereof or otherwise result in its cancellation or termination. No Grantor shall grant any sublicense with respect to the Bolle France license or grant any other rights or interests therein to any other Person except as permitted in Section 10.19 to the Credit Agreement.

         SECTION 5. GENERAL REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                  (a) It has the unqualified right to enter into this Agreement and to perform its terms.

                  (b) No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required either (i) for the grant by such Grantor of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, or (ii) for the perfection of or the exercise by the Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except for the filing of this Agreement with the PTO and with the equivalent offices in any foreign jurisdiction with respect to each Patent and Trademark, and

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         the filings required by the Uniform Commercial Code of the State in which such Grantor maintains its chief executive office, and except to the extent that the exercise of rights and remedies may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors rights generally or by general principles of equity.

                  (c) Set forth on Schedule IV is a list, which is complete and accurate in all material respects as of the date hereof, of the Bolle France license and all other Licenses of such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's operations or materially used in the selling or marketing of such Grantor's products, including the expiration date of such Licenses.

                  (d) Each License of such Grantor identified on Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid and enforceable. No action or proceeding is pending or threatened (i) seeking to limit, cancel or question the validity of the Bolle France license, or of an aggregate amount of Collateral that would be reasonably likely to be of material economic value or (ii) which, if adversely determined, would have an adverse effect on the Bolle France license, or on the economic value of the Collateral taken as a whole.

                  (e) It has notified the Agent in writing of all uses of any Patent, Trademark or Copyright, prior to such Grantor's use, of which such Grantor is aware, which would in the reasonable judgment of such Grantor lead to such item becoming invalid or unenforceable, including prior unauthorized uses by third parties and uses that were not supported by the goodwill of the business connected with such item.

                  (f) It has not granted any release, covenant not to sue, or non-assertion assurance to any third person, nor allowed any shop right to arise with respect to any third person, with respect to any part of the Collateral that would be reasonably likely, in the aggregate, to be of material economic value.

                  (g) Its products have been marked as required by applicable law with respect to the Collateral.

                  (h) The actions contemplated under or in connection with the Loan Documents will not impair the legal right of such Grantor to use any of the Collateral.

                  (i) Except as disclosed to the Lenders in writing prior to the date of this Agreement, such Grantor has no knowledge of the existence of any right under any patent, trademark, license agreement, trade name, trade secret, know-how, confidential research, development and commercial information, or other proprietary information held by any other Person that would preclude such Grantor from publishing, distributing, marketing, selling, or using any product currently made by it, being made for it or sold or used by it, imported by it or exported by it, as the case may be, or to use any processes currently used by it (except, in each case, to the extent that such Grantor has granted an exclusive license to another

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         Person), or materially interfere with the ability of such Grantor to carry on its business as currently carried on, and such Grantor has no knowledge of any claim to the contrary that is likely to be made.

                  (j) Such Grantor has used consistent standards of quality in manufacturing, distribution and marketing of each product sold and provision of each service provided under any Collateral, and has taken all steps necessary to ensure that all licensed users of any Collateral use such consistent standards of quality.

                  (k) No Subsidiaries and none of such Grantor's Subsidiaries (except to the extent that such Subsidiaries are also Grantors hereunder) has an ownership interest in any patents, patent applications, copyrights, copyright applications, trademark, trade name, trade dress, service marks, trademark or service mark registrations or any applications for trademark or service mark registration.

                  (l) No claim has been made (and, as to Collateral with respect to which such Grantor is a licensor, to the knowledge of such Grantor, no claim has been made against the third party licensee), and such Grantor has no knowledge of any claim that is likely to be made, that the use by such Grantor of any Collateral does or may violate the rights of any Person.

                  (m) The Bolle France license has been duly authorized, executed and delivered by each of the parties thereto and is legally valid and enforceable against all such parties in accordance with its terms and its execution and performance does not and will not violate any organizational documents or contractual obligations of any party thereto.

         SECTION 6. PATENT REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                  (a) It is the sole legal and beneficial owner of the Patents set forth opposite its name on Schedule I hereto, free and clear of any Lien, security interest, option, charge, pledge, assignment (whether conditional or not), or any other encumbrance except for the security interests created or permitted by this Agreement or the Credit Agreement and certain Licenses and registered user agreements described on Schedule IV and the Permitted Liens or Liens granted to the Agent pursuant to the Existing IP Security Agreement (the "Existing Bank Liens"), which Liens are continued and regranted pursuant to this Agreement, and no effective financing statement or other instrument similar in effect covering all or any part of such Collateral, except in connection with Existing Bank Liens, is on file in any recording office, except such as may have been filed in favor of the Agent, for the benefit of the Lenders.

                  (b) Set forth on Schedule I is a list, which is complete and accurate in all material respects as of the date hereof, of all of the Patents owned by such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's operations or materially used in the selling or marketing of such Grantor's products.

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                  (c) Each Patent of such Grantor identified on Schedule I
         hereto is subsisting and has not been adjudged unpatentable, invalid or unenforceable, in whole or in part and is, to the knowledge of such Grantor, patentable, valid and enforceable and each of such Patent applications has been filed in conformity with applicable rules and procedures of the PTO and of the equivalent agencies in each applicable foreign jurisdiction and will be diligently prosecuted in conformity therewith so as to not improperly become abandoned.

         SECTION 7. TRADEMARK REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                  (a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Trademarks purported to be granted by it hereunder, free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Security Interests created or permitted by this Agreement or the Credit Agreement and certain Licenses and registered user agreements described on Schedule IV or Permitted Liens or Existing Bank Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Trademarks purported to be granted by such Grantor hereunder, except in connection with Existing Bank Liens, is on file in any recording office, including, without limitation, the PTO and the equivalent offices in any foreign jurisdiction, except such as may have been filed in favor of the Agent, for the benefit of the Lenders.

                  (b) Set forth on Schedule II is a list, which is complete and accurate in all material respects as of the date hereof, of all of the Trademarks owned by such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's operations or materially used in the selling or marketing of such Grantor's products.

                  (c) Each Trademark of such Grantor identified on Schedule II is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid, registrable and enforceable.

         SECTION 8. COPYRIGHT REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                  (a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Copyrights purported to be granted by it hereunder, free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Security Interests created or permitted by this Agreement or the Credit Agreement and certain Licenses and registered user agreements described on Schedule IV or Permitted Liens or Existing Bank Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Copyrights purported to be granted by such Grantor hereunder, except in connection with Existing Bank Liens, is on file in any recording office, including, without limitation, the PTO and the equivalent offices in any foreign jurisdiction, except such as may have been filed in favor of the Agent, for the benefit of the Lenders.

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                  (b) Set forth on Schedule III is a list, which is complete and accurate in all material respects as of the date hereof, of all of the Copyrights owned by such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's operations or materially used in the selling or marketing of such Grantor's products.

                  (c) Each Copyright of such Grantor identified on Schedule III is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid, registrable and enforceable.

         SECTION 9.  TRANSFERS AND OTHER LIENS.   No Grantor shall:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of, or grant any option with respect to, the Collateral, except as permitted by the Credit Agreement, except that any Grantor may license the Collateral (i) in the ordinary course of such Grantor's business, provided that such license is necessary or desirable in the conduct of such Grantor's business, or (ii) in connection with a sale of assets in compliance with the Credit Agreement, provided that such license shall be on terms reasonably expected to maximize the gain to such Grantor resulting from the granting of such license. The Agent, for the benefit of the Lenders, shall execute any documents that such Grantor may reasonably request in order to permit the Grantor to exercise its right hereunder to license the Trademarks, provided that the Agent shall not be required to do anything that may, in the sole judgment of the Agent, adversely affect the validity of the Security Interests or the assignment of the Collateral located in any foreign jurisdiction;

                  (b) create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for the Security Interests created by this Agreement or other Permitted Liens; or

                  (c) take any other action in connection with any of the Collateral that would impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would impair the interest or rights of the Agent for the benefit of the Lenders.

         SECTION 10. AGENT APPOINTED ATTORNEY-IN-FACT. Without limiting any other provision of this Agreement, upon the occurrence and during the continuance of an Acceleration Event (as hereinafter defined), each Grantor hereby irrevocably appoints the Agent, for the benefit of the Lenders, as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

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                  (b) to receive, endorse and collect any drafts or other
         instruments, documents and chattel paper in connection with clause (a) above;

                  (c) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent, for the benefit of the Lenders, with respect to any of the Collateral; and

                  (d) to execute, in connection with the sale provided for in
         Section 14, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

         For purposes of this Agreement, "Acceleration Event" means that (a) an Event of Default has occurred and is continuing and (b) the Secured Obligations have become due and payable (whether by acceleration, at final maturity or otherwise).

         SECTION 11.  AGENT MAY PERFORM.

                  (a) If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 15(b) to the fullest extent permitted by applicable law.

                  (b) The Agent or its designated representatives shall have the right to the extent reasonably requested and upon reasonable prior notice, at any reasonable time during normal business hours of such Grantors and from time to time, to inspect the Grantors' premises and to examine the Grantors' books, records and operations relating to the Collateral.

         SECTION 12. THE AGENT'S DUTIES. The powers conferred on the Agent, for the benefit of the Lenders, hereunder are solely to protect the interest of the Secured Parties in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, neither the Agent nor any Lender shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Collateral. Each Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which such party accords its own similar property.

         SECTION 13. EVENTS OF DEFAULT. It is understood and agreed that, with respect to any Grantor, the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder with respect to such Grantor and shall entitle the Agent, for the benefit of the Lenders, to take such actions as are elsewhere provided in this Agreement in respect of Events of
Default:

                  (a) an "Event of Default" or "Default" as defined in the Credit Agreement shall have occurred and be continuing with respect to the Borrower; or

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                  (b) an "Event of Default" or "Default" as defined in the
         Guaranty shall have occurred and be continuing with respect to such Grantor; or

                  (c) such Grantor shall have failed to pay the Agent all of the Guarantors' Obligations in accordance with, and as defined in, the Guaranty on the Business Day on which the Agent has demanded such payment in accordance with the terms of the Guaranty; or

                  (d) any material representation or warranty made by such Grantor herein, in the Credit Agreement or Guaranty or in any other Loan Document shall prove to have been false in any material respect when made; or

                  (e) any covenant made by such Grantor herein, in the Credit Agreement, in the Guaranty or in any other Loan Document is breached, violated, or not complied with and not cured, in the case of this Agreement (other than with respect to any breach or violation of or non-compliance with Sections 4(g), 4(l) and 9 hereof) within 30 days after notice thereof from the Agent and, in the case of the other Loan Documents, within any grace period applicable thereto, or if no grace period is applicable and default thereunder does not result immediately from such noncompliance; then not cured within 30 days after notice thereof from the Agent or the Lenders; provided, however, any breach or violation of or non-compliance with Section 4(g), 4(l) and 9 hereof shall immediately result in an Event of Default.

         SECTION 14. REMEDIES UPON ACCELERATION EVENT. If an Acceleration Event shall have occurred and be continuing:

                  (a) The Agent, for the benefit of the Lenders, may exercise in respect of the Collateral of any defaulting Grantor, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code (the "UCC") and also may (i) exercise any and all rights and remedies of such Grantor under, in connection with, or otherwise in respect of, such Collateral, including the completion and filing of the IP Assignment, (ii) require such Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the documents embodying such Collateral as directed by the Agent and make it available to the Agent, for the benefit of the Lenders, at a place to be designated by the Agent that is reasonably convenient to both the Agent and such Grantor, (iii) occupy any premises owned or leased by such Grantor where documents embodying such Collateral or any part thereof are assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under applicable law, without obligation to such Grantor in respect of such occupation, (iv) license such Collateral or any part thereof, and (v) without notice except as specified below, sell such Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private

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         sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All payments received by any defaulting Grantor under or in connection with any of such Collateral shall be received in trust for the benefit of the Lenders, shall be segregated from other funds of such Grantor and shall be immediately paid over to the Agent, for the benefit of the Lenders, in the same form as so received (with any necessary endorsement).

                  (c) All payments made under or in connection with or otherwise in respect of the Collateral of any defaulting Grantor, and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of such Collateral may, in the discretion of the Agent, be held by the Agent, for the benefit of the Lenders, as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 15) for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations, in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent, for the benefit of the Lenders, and remaining after payment in full of all the Secured Obligations shall be paid over to the respective Grantors or to whosoever may be lawfully entitled to receive such surplus. Any sale or other disposition of the Collateral and the possession thereof by the Agent shall be in compliance with all provisions of applicable law (including applicable provisions of the UCC).

         SECTION 15.  INDEMNITY AND EXPENSES.

                  (a) Each Grantor agrees to indemnify the Agent, for the benefit of the Lenders, from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement that are incurred by the Agent (including without limitation enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct.

                  (b) Each Grantor will upon demand pay to the Agent, for the benefit of the Lenders, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that the Agent, for the benefit of the Lenders, may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Parties, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

         SECTION 16. SECURITY INTEREST ABSOLUTE. All rights of the Secured Parties in the Security Interests granted hereunder, and each of the Secured Obligations, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

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                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to departure from, the Credit Agreement or any other Loan Document, including, but not limited to, (i) an increase or decrease in the amount of the Secured Obligations and (ii) an amendment of any Loan Document to permit the Agent or the Lenders or any one or more of them to extend further or additional credit to the Borrower in any form which credit shall thereupon be and become subject to the Credit Agreement and the other Loan Documents as a Secured Obligation;

                  (c) any taking and holding of collateral or guarantees (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments) for all or any of the Secured Obligations; or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any collateral or such guarantees (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments), or any non-perfection of any collateral, or any consent to departure from any such guaranty (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments);

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or the manner of sale of any collateral;

                  (e) any consent by the Secured Parties to the change, restructure or termination of the corporate structure or existence of the Borrower or any Grantor and any corresponding restructure of the Secured Obligations, or any other restructure or refinancing of the Secured Obligations or any portion thereof;

                  (f) any modification, compromise, settlement or release by the Secured Parties, by operation of law or otherwise, collection or other liquidation of the Secured Obligations or the liability of the Borrower, any Grantor or any guarantor of the Secured Obligations (including without limitation any guarantor under the Guaranty, other than the Grantor against which this Agreement is to be enforced), or of any collateral for the Secured Obligation (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments), in whole or in part, and any refusal of payment by the Agent or any Lender in whole or in part, from any obligor or guarantor (including without limitation any guarantor under the Guaranty, other than the Grantor against which this Agreement is sought to be enforced) in connection with any of the Secured Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Grantor; or

                  (g) any other circumstance (including without limitation any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Borrower, any guarantor of the Borrower's liabilities (including without limitation any Guarantor) or a Grantor.

Name: NB.BOLLE.IP.SECURITY.AGREEMENT
Doc No: 190342 (FINAL)

         The granting of a Security Interest in the Collateral shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party, upon the insolvency, bankruptcy or reorganization of the Borrower or any Grantor or otherwise, all as though such payment had not been made.

         SECTION 17. WAIVER. Each Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations and this Agreement and any requirement that the Secured Parties protect, secure, perfect or insure any Security Interest or any Collateral subject thereto or exhaust any right or take any action against any Grantor or any other Person (including without limitation any guarantor under the Guaranty) or any collateral securing payment of the Secured Obligations (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments).

         SECTION 18. SUBROGATION. Prior to termination of this Agreement in accordance with the provisions of Section 21(c), no Grantor will exercise any rights that it may acquire by way of subrogation under this Agreement. If an amount shall be paid to such Grantor on account of such subrogation rights at any time prior to termination of this Agreement in accordance with the provisions of Section 21(c), such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Agent, for the benefit of the Lenders, to be credited and applied upon the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the Guaranty.

         SECTION 19.  AMENDMENTS, ETC.

                  (a) Except as provided in subsection (b) of this Section 18, no amendment or waiver of any provision of this Agreement nor consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) Upon the execution and delivery by any Person of a supplement to this Agreement pursuant to which such Person agrees to become a party hereto (each an "Intellectual Property Security Agreement Supplement"), (i) such Person or entity shall be referred to as an "Additional Grantor" and shall be and become a Grantor and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the schedules attached to each Intellectual Property Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III and IV hereto, and the Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant hereto.

                  (c) Any person that executes an Intellectual Property Security Agreement Supplement shall also execute and deliver such financing statements and all further instruments and documents and take all further action that may be necessary or desirable or

Name: NB.BOLLE.IP.SECURITY.AGREEMENT
Doc No: 190342 (FINAL)
         that the Agent may reasonably request in order to perfect and protect any Security Interest purported to be granted thereby.

         SECTION 20. ADDRESSES FOR NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing, (or, in the case of notice by telefacsimile (where receipt of such notice is verified by return), when received at such telefacsimile number as may from time to time be specified in written notice to the other parties hereto or otherwise received) or, if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or, if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

(a)       if to any Grantor:       c/o Bolle Inc.
                                   555 Theodore Fremd Avenue
                                   Rye, New York 10580
                                   Attention:  Mr. Ian G.H. Ashken
                                   Telephone:  (914) 967-9400
                                   Telefacsimile:   (914) 967-9405

         with a copy to:            Kane Kessler, P.C.
                                    1350 Avenue of the Americas
                                    New York, New York 10019
                                    Attention:  Robert L. Lawrence, Esq.
                                    Telephone:  (212) 541-6222
                                    Telefacsimile:   (212) 245-3009

(b)      if to the Agent:           NationsBank, N.A.
                                    Independence Center, 15th Floor
                                    NC1-001-15-04
                                    Charlotte, North Carolina 28255
                                    Attention: Dana Weir, Agency Services
                                    Telephone:  (704) 388-3917
                                    Telefacsimile:   (704) 386-9923

         with a copy to:            NationsBank, N.A.
                                    Corporate Banking
                                    767 Fifth Avenue, 5th Floor
                                    New York, New York 10153-0083
                                    Attention:  Ms. Susan Timmerman,
                                                Senior Vice President
                                    Telephone: (212) 407-5387
                                    Telefacsimile: (212) 593-1083












Name: NB.BOLLE.IP.SECURITY.AGREEMENT
Doc No: 190342 (FINAL)

         SECTION 21. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT; RELEASE OF COLLATERAL.

                  (a) This Agreement shall reaffirm a continuing Security Interest in the Collateral and shall (i) remain in full force and effect until terminated in accordance with the provisions of Section 21(c), (ii) be binding upon each Grantor, its successors and assigns, provided, however, no Grantor shall make any assignment hereof without the prior consent of the Agent, and (iii) inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
         (iii), any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article XIII thereof concerning the Agent and Article XIV thereof concerning assignments and participations.

                  (b) Except as permitted by the Credit Agreement, no Grantor shall sell, lease, transfer or otherwise dispose of any item of Collateral during the term of this Agreement without the prior written consent of the Agent to such sale, lease, transfer or other disposition.

                  (c) On the Facility Termination Date, the Collateral shall be automatically released from the Liens created hereby, all rights to the Collateral shall automatically revert to the Grantors, and this Agreement and all obligations of the Grantors hereunder shall terminate without delivery of any instrument or performance of any act by any party. Upon such termination of this Agreement, the Agent shall reassign and redeliver such Collateral then held by or for the Agent and the Lenders and execute and deliver to each Grantor such documents as it shall reasonably request to evidence such termination.

         SECTION 22. SWAP AGREEMENTS. All Hedging Obligations of any Grantor shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any Swap Agreement shall be deemed to be a Secured Party hereunder.

         SECTION 23. SEVERABILITY. If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

         SECTION 24. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Name: NB.BOLLE.IP.SECURITY.AGREEMENT
Doc No: 190342 (FINAL)

         SECTION 25.  GOVERNING LAW.

                  (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK
         APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED,
         IN SUCH STATE.

                  (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE ON SUCH PARTY BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED BY SECTION 20, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PARTY OR ANY PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN

Name: NB.BOLLE.IP.SECURITY.AGREEMENT
Doc No: 190342 (FINAL)

         CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                           [SIGNATURE PAGES FOLLOW.]



























Name: NB.BOLLE.IP.SECURITY.AGREEMENT
Doc No: 190342 (FINAL)

         IN WITNESS WHEREOF, the parties have duly executed this Second Amended and Restated Intellectual Property Security Agreement on the day and year first written above.


                                            GRANTORS:

                                            BOLLE INC.

                                            By: /s/ Desiree DeStefano
                                            Name:
                                            Title:

                                            BOLLE AMERICA, INC.

                                            By: /s/ Desiree DeStefano
                                            Name:
                                            Title:

                                            ORC MANAGEMENT CORPORATION

                                            By: /s/ Desiree DeStefano
                                            Name:
                                            Title:























                          SECOND AMENDED AND RESTATED
                   INTELLECTUAL PROPERTY SECURITY AGREEMENT


                             SIGNATURE PAGE 1 OF 2

                                 AGENT:

                                 NATIONSBANK, NATIONAL ASSOCIATION, as Agent

                                 for the Secured Parties

                                 By: /s/ Susan Timmerman
                                 Name:
                                 Title:














                          SECOND AMENDED AND RESTATED

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                             SIGNATURE PAGE 2 OF 2

STATE OF NEW YORK                                                      )
                                                                       ) ss.

COUNTY OF _________________________                                    )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of 1998, personally appeared ______________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the of __________________________________________, and that foregoing instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said _______________________________ acknowledged said instrument to be the free act and deed of said corporation.











                                                     Notary Public
                                                     My commission expires: *

                                   SCHEDULE I

                        PATENTS AND PATENT APPLICATIONS

                                 See Attached.

                                  SCHEDULE II

                     TRADEMARKS AND TRADEMARK APPLICATIONS

                                 See Attached.

                                  SCHEDULE III

                                   COPYRIGHTS

                                 See Attached.

                                  SCHEDULE IV

                               LICENSE AGREEMENTS

                                 See Attached.

                                                                 (g)



                                   EXHIBIT A

               SECOND AMENDED AND RESTATED ASSIGNMENT OF PATENTS,

                      TRADEMARKS, COPYRIGHTS AND LICENSES

         THIS SECOND AMENDED AND RESTATED ASSIGNMENT OF PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES (this "Assignment") is made as of this ___ day of _________, 1998 by and among BOLLE INC., a Delaware corporation (the "Borrower"), and EACH OF THE UNDERSIGNED (each a "Guarantor" and collectively with the Borrower, the "Grantors"), to NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the

"Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below);

                              W I T N E S S E T H:

         WHEREAS, the Lenders, certain other lenders, the Agent and BEC Group, Inc. ("BEC"), of which the Borrower was formerly a direct subsidiary, are parties to that certain Amended and Restated Credit Agreement dated as of July 10, 1997 (the "Existing Credit Agreement"); and

         WHEREAS, certain of the Guarantors are parties to that certain Amended and Restated Intellectual Property Security Agreement dated as of July 10, 1997 with the Agent (as amended, supplemented or otherwise modified, the "Existing IP Security Agreement"); and

         WHEREAS, pursuant to that certain Assignment Agreement and First Amendment to the Amended and Restated Credit Agreement dated as of the date hereof and effective immediately prior to the effectiveness of this Assignment between BEC, the Borrower, the Agent and the Lenders (the "Assignment and Amendment"), BEC assigned to the Borrower, and the Borrower assumed from BEC, among other liabilities, certain indebtedness owing by and obligations of BEC under the Existing Credit Agreement such that the Borrower became a co-borrower together with BEC under the Existing Credit Agreement; and

         WHEREAS, each Grantor has entered into that certain Second Amended and Restated Intellectual Property Security Agreement (the "IP Security Agreement") dated as of even date herewith pursuant to which each Grantor continues to grant to the Agent for the benefit of the Lenders a security interest in the Marks, Copyrights, Licenses and Patents defined below in order to secure its obligations under the Guaranty Agreement; and

         WHEREAS, the Grantors, together with certain other grantors which then were subsidiaries of the Borrower, are parties to that certain Amended and Restated Assignment of Patents, Trademarks, Copyrights and Licenses dated as of July 10, 1997 (as amended, supplemented or otherwise modified as of the date hereof, the "Existing IP Assignment"); and

         WHEREAS, each Guarantor is a Material Subsidiary of the Borrower and will materially benefit from the loans and advances made and to be made, and the letters of credit issued and to be issued, under the Credit Agreement; and

         WHEREAS, the Grantors and the Agent desire to amend and restate that portion of the Existing IP Assignment in its entirety to reflect changes in the parties required to be parties thereto and certain changes in the Credit Agreement; and

          WHEREAS, as collateral security for payment and performance of its obligations under the Credit Agreement, the Borrower is willing to grant to the Agent for the benefit of the Secured Parties a security interest in certain of its intangible personal property and assets; and

         WHEREAS, each Guarantor is a party to that certain Second Amended and Restated Guaranty Agreement (the "Guaranty") dated as of the date hereof pursuant to which each Guarantor has guaranteed the obligations of the Borrower under the Credit Agreement; and

         WHEREAS, as collateral security for payment and performance of its obligations under the Guaranty Agreement, each Guarantor is willing to grant to the Agent for the benefit of the Secured Parties a security interest in certain of its intangible personal property and assets; and

         WHEREAS, each Grantor (a) has adopted and used and is using or has a bona fide intention to use the trademarks and service marks (the "Marks") identified on Annex I hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on Annex I hereto, (b) is the owner of and uses the copyrights, copyright registrations and pending registration applications set forth on Annex II hereto (the "Copyrights"), (c) is a party to and has rights under the licenses and license agreements listed on Annex III hereto (the "Licenses") and (d) is the owner of and uses the patents, patent registrations and pending registration applications set forth on Annex IV hereto (the "Patents" and together with the Marks, the Copyrights and the Licenses, the "Collateral"); and

         WHEREAS, the Agent for the benefit of the Lenders desires to acquire the Marks, the Copyrights, the Licenses and the Patents and the registrations thereof and registration applications therefor, as applicable, in connection with the exercise of its remedies after the occurrence of an Event of Default and acceleration of the Obligations under the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, each Grantor does hereby assign, sell and transfer unto the Agent all right, title and interest in and to the Marks, Copyrights, Licenses and Patents, together with (i) the registrations of and registration applications therefor, as applicable, (ii) the goodwill of the business symbolized by and associated with the Collateral and the registrations thereof,
(iii) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Collateral or the registrations thereof or such associated goodwill, and (iv) all rights of each Grantor to enforce all Licenses.

         Each Grantor hereby grants to the Agent, for the benefit of the Lenders, and notice is hereby given that each Grantor has regranted to the Agent, for the benefit of the Lenders, a first priority security interest in the Collateral to secure the payment and performance in full of all of the obligations of each Grantor under the Credit Agreement, the Guaranty and each other Loan Document to which such Grantor is or becomes a party.

         This Assignment is intended to and shall take effect as a sealed instrument only after the occurrence of an Acceleration Event as defined in the IP Security Agreement whereafter the Agent shall complete this instrument by signing its acceptance of this Assignment below.

         IN WITNESS WHEREOF, each Grantor, by its duly authorized officer, has executed this Second Amended and Restated Assignment of Patents, Trademarks, Copyrights and Licenses, as an instrument under seal, on the day and year first written above.

                             GRANTORS:

                             BOLLE INC.

                             By: /s/ Desiree DeStefano
                             Name:
                             Title:

                             BOLLE AMERICA, INC.

                             By: /s/ Desiree DeStefano
                             Name:
                             Title:

                             ORC MANAGEMENT CORPORATION

                             By: /s/ Desiree DeStefano
                             Name:
                             Title:










                     SECOND AMENDED AND RESTATED ASSIGNMENT

                OF PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

                             SIGNATURE PAGE 1 OF 2

         The foregoing assignment of the Trademarks, Copyrights and Licenses and the registrations thereof and registration applications therefor by the Assignee and the Agent is hereby accepted as of the day and year first written above.

                                     NATIONSBANK, NATIONAL ASSOCIATION,

                                     as Agent for the Secured Parties

                                     By: /s/ Susan Timmerman

                                     Name:

                                     Title:




















                     SECOND AMENDED AND RESTATED ASSIGNMENT

                OF PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

                             SIGNATURE PAGE 2 OF 2

STATE OF NEW YORK                                        )
                                                         ) ss.
COUNTY OF _________________________                      )




         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this___ day of 1998, personally appeared ________________________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the of __________________________________________, and that the foregoing instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said _______________________________ acknowledged said instrument to be the free act and deed of said corporation.

                                                     Notary Public
                                                     My commission expires:

                                    ANNEX I

                                 REGISTRATIONS

                            UNITED STATES PATENT AND
 TRADEMARK OR                  TRADEMARK OFFICE
 SERVICE MARK                   REGISTRATION NO.           REGISTRATION DATE














                              PENDING APPLICATIONS

                            UNITED STATES PATENT AND
TRADEMARK OR                    TRADEMARK OFFICE
SERVICE MARK                    REGISTRATION NO.           REGISTRATION DATE

                     TRADEMARKS AND TRADEMARK APPLICATIONS

                                    ANNEX II

                                     PART I

                COPYRIGHTS REGISTERED WITH U.S. COPYRIGHT OFFICE

  COPYRIGHTTITLE          AUTHOR(S)   COPYRIGHT NUMBER     REGISTRATION DATE












                                    PART II

                           COPYRIGHTS NOT REGISTERED

  COPYRIGHTTITLE                                               AUTHOR(S)

 .

                                   ANNEX III

                                    LICENSES

                                 See attached.

                                    ANNEX IV



                                 REGISTRATIONS


                            UNITED STATES PATENT AND
                                TRADEMARK OFFICE

PATENT                        REGISTRATION NO.           REGISTRATION DATE












                              PENDING APPLICATIONS

                            UNITED STATES PATENT AND
                                TRADEMARK OFFICE



  PATENT                    REGISTRATION NO.                REGISTRATION DATE

               SECOND AMENDED AND RESTATED ASSIGNMENT OF PATENTS,

                      TRADEMARKS, COPYRIGHTS AND LICENSES

         THIS SECOND AMENDED AND RESTATED ASSIGNMENT OF PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES (this "Assignment") is made as of this 11th day of March, 1998 by and among BOLLE INC., a Delaware corporation (the "Borrower"), and EACH OF THE UNDERSIGNED (each a "Guarantor" and collectively with the Borrower, the "Grantors"), to NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below);

                              W I T N E S S E T H:

         WHEREAS, the Lenders, the Agent and BEC Group, Inc. ("BEC"), of which the Borrower was formerly a direct subsidiary are parties to that certain Amended and Restated Credit Agreement dated as of July 10, 1997 (the "Existing Credit Agreement"); and

         WHEREAS, pursuant to that certain Assignment Agreement and First Amendment to the Amended and Restated Credit Agreement, dated as of the date hereof and effective immediately prior to the effectiveness of this Assignment, between BEC, the Borrower, the Agent and the Lenders (the "Assignment and Amendment"), BEC assigned to the Borrower, and the Borrower assumed from BEC, among other liabilities, certain indebtedness owing by and obligations of BEC under the Existing Credit Agreement such that the Borrower became a co-borrower together with BEC under the Existing Credit Agreement; and

         WHEREAS, certain of the Guarantors are parties to that certain Amended and Restated Intellectual Property Security Agreement dated as of July 10, 1997 with the Agent (as amended, supplemented or otherwise modified, the "Existing IP Security Agreement"); and

         WHEREAS, each Grantor are parties to that certain Second Amended and Restated Intellectual Property Security Agreement (the "IP Security Agreement") dated as of even date herewith pursuant to which each Grantor continues to grant to the Agent for the benefit of the Lenders a security interest in the Marks, Copyrights, Licenses and Patents defined below in order to secure its obligations under the Guaranty Agreement; and

         WHEREAS, the Grantors, together with certain other grantors which then were subsidiaries of the Borrower, are parties to that certain Amended and Restated Assignment of Patents, Trademarks, Copyrights and Licenses dated as of July 10, 1997 (as amended, supplemented or otherwise modified as of the date hereof, the "Existing IP Assignment"); and

Name: NB.BOLLE.ASSIGNMENT.PATENT.TRADEMARKS.LICENSES
Doc No: 190341 (FINAL)

         WHEREAS, each Guarantor is a party to that certain Amended and Restated Guaranty Agreement (the "Guaranty") dated as of the date hereof pursuant to which each Guarantor has guaranteed the obligations of the Borrower under the Credit Agreement; and

         WHEREAS, the Grantors, the Agent and the Lenders desire to amend and restate the Existing IP Assignment in its entirety to reflect changes in the parties required to be parties thereto and certain changes in the Credit Agreement; and

          WHEREAS, as collateral security for payment and performance of its obligations under the Credit Agreement, the Borrower is willing to grant to the Agent for the benefit of the Secured Parties a security interest in certain of its intangible personal property and assets; and

         WHEREAS, each Guarantor is a Material Subsidiary of the Borrower and will materially benefit from the loans and advances made and to be made, and the letters of credit issued and to be issued, under the Credit Agreement; and

         WHEREAS, as collateral security for payment and performance of its obligations under the Guaranty Agreement, each Guarantor is willing to grant to the Agent for the benefit of the Secured Parties a security interest in certain of its intangible personal property and assets; and

         WHEREAS, each Grantor (a) has adopted and used and is using or has a bona fide intention to use the trademarks and service marks (the "Marks") identified on Annex I hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office identified on Annex I hereto, (b) is the owner of and uses the copyrights, copyright registrations and pending registration applications set forth on Annex II hereto (the "Copyrights"), (c) is a party to and has rights under the licenses and license agreements listed on Annex III hereto (the "Licenses") and (d) is the owner of and uses the patents, patent registrations and pending registration applications set forth on Annex IV hereto (the "Patents" and together with the Marks, the Copyrights and the Licenses, the "Collateral"); and

         WHEREAS, the Agent for the benefit of the Lenders desires to acquire the Marks, the Copyrights, the Licenses and the Patents and the registrations thereof and registration applications therefor, as applicable, in connection with the exercise of its remedies after the occurrence of an Event of Default and acceleration of the Obligations under the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, each Grantor does hereby assign, sell and transfer unto the Agent all right, title and interest in and to the Marks, Copyrights, Licenses and Patents, together with (i) the registrations of and registration applications therefor, as applicable, (ii) the goodwill of the business symbolized by and associated with the Collateral and the registrations thereof,
(iii) the

Name: NB.BOLLE.ASSIGNMENT.PATENT.TRADEMARKS.LICENSES
Doc No: 190341 (FINAL)
right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Collateral or the registrations thereof or such associated goodwill, and (iv) all rights of each Grantor to enforce all Licenses.

         Each Grantor hereby grants to the Agent, for the benefit of the Lenders, and notice is hereby given that each Grantor has regranted to the Agent, for the benefit of the Lenders, a first priority security interest in the Collateral to secure the payment and performance in full of all of the obligations of each Grantor under the Credit Agreement, the Guaranty and each other Loan Document to which such Grantor is or becomes a party.

         This Assignment is intended to and shall take effect as a sealed instrument only after the occurrence of an Acceleration Event as defined in the IP Security Agreement whereafter the Agent shall complete this instrument by signing its acceptance of this Assignment below.

                           [SIGNATURE PAGES FOLLOW.]
















Name: NB.BOLLE.ASSIGNMENT.PATENT.TRADEMARKS.LICENSES
Doc No: 190341 (FINAL)

         IN WITNESS WHEREOF, each Grantor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on the day and year first written above.

                                            GRANTORS:

                                            BOLLE INC.

                                            By: /s/ Desiree DeStefano
                                            Name:
                                            Title:

                                            BOLLE AMERICA, INC.

                                            By: /s/ Desiree DeStefano
                                            Name:
                                            Title:

                                            ORC MANAGEMENT CORPORATION

                                            By: /s/ Desiree DeStefano
                                            Name:
                                            Title:

















               ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES

                             Signature Page 1 of 2

         The foregoing assignment of the Trademarks, Copyrights and Licenses and the registrations thereof and registration applications therefor by the Assignee and the Agent is hereby accepted as of the day and year first written above.

                                            NATIONSBANK, NATIONAL ASSOCIATION,

                                            as Agent for the Secured Parties

                                            By: /s/ Susan Timmerman
                                            Name:
                                            Title:


















               ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES

                             Signature Page 2 of 2

STATE OF NEW YORK                                        )
                                                         ) ss.
COUNTY OF _________________________                      )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this___ day of 1998, personally appeared ______________________________________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the of __________________________________________, and that the foregoing instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said _______________________________ acknowledged said instrument to be the free act and deed of said corporation.

                                                     Notary Public
                                                     My commission expires:

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



                                    ANNEX I

                                 REGISTRATIONS

                            UNITED STATES PATENT AND
            TRADEMARK OR        TRADEMARK OFFICE
             SERVICE MARK          REGISTRATION NO.                       REGISTRATION DATE

                                 See attached.











                              PENDING APPLICATIONS

                            UNITED STATES PATENT AND
  TRADEMARK OR                   TRADEMARK OFFICE
  SERVICE MARK                          REGISTRATION NO.                       REGISTRATION DATE

                                 See attached.

                     TRADEMARKS AND TRADEMARK APPLICATIONS

                                    TRADEMARK TITLE                                       SERIAL NUMBER

=========== =============================================================== =========================================
     .      Proforma                                                        Pending
     .      Tactical                                                        1,837,768
     .      Tiger Snake                                                     1,869,358
     .      Avant Edge                                                      1,699,667
     .      Maurice Bolle                                                   1,480,563
     .      Put 'em On Your Face (clothing)                                 1,504,060
     .      Chronoshield                                                    1,501,116
     .      bf                                                              1,512,392
     .      Bolle (eyewear)                                                 1,093,117
     .      Bolle (clothing)                                                1,323,357
     .      Carbo Gas                                                       910,144
     .      Geometric                                                       1,779,399
     .      bolle PC                                                        1,491,987
     .      Eyezone Design                                                  1,968,477
     .      Aquashield                                                      1,664,574
     .      Acrylex                                                         1,504,694
     .      bolle (bags)                                                    1,867,002
     .      Put em on your face (eyewear)                                   1,485,106
     .      Eaglevision and design (clothing)                               1,895,179
     .      Bolle Eyezone                                                   1,889,723
     .      Northern Lights                                                 1,935,810
     .      Sunspender                                                      1,879,628
     .      Snake (design)                                                  1,883,401
     .      Horizon                                                         1,608,948

                                    TRADEMARK TITLE                                       SERIAL NUMBER

=========== =============================================================== =========================================
     .      Eaglevision (word only)                                         1,998,951
     .      Eaglevision and design (eyewear)                                2,053,027
     .      Contour                                                         1,545,222
     .      Vermillion                                                      1,561,863
     .      Microedge (stylized)                                            1,633,050
     .      Alien                                                           1,709,393
     .      American Blues                                                  Pending
     .      B (Capital B design with triangle)                              Pending
     .      Bolle Carbonex                                                  Pending
     .      Bolle Attack (and design)                                       Pending
     .      Bolle Escape (and design)                                       Pending
     .      Breakaway                                                       Pending
     .      Madness                                                         Pending
     .      See Better, Play Better                                         Pending
     .      Sliver                                                          Pending
     .      TIGER                                                           Pending
     .      True Rebels                                                     Pending
     .      Vapor Trail                                                     Pending
     .
----------- --------------------------------------------------------------- -----------------------------------------

                                    ANNEX II

                                     PART I

                COPYRIGHTS REGISTERED WITH U.S. COPYRIGHT OFFICE

       COPYRIGHTTITLE                   AUTHOR(S)                 COPYRIGHT NUMBER              REGISTRATION DATE

                                                       None.













                                    PART II

                           COPYRIGHTS NOT REGISTERED

                      COPYRIGHTTITLE                                               AUTHOR(S)

                                     None.

                                   ANNEX III

                                    LICENSES

[1.      REFERENCE IS MADE TO THE DISCLOSURE SCHEDULES TO THE SHARE PURCHASE AGREEMENT.

2.       LICENSE AGREEMENT DATED OCTOBER 13, 1994 BETWEEN MENTOR CORPORATION AND BEC
         GROUP, INC. AS AMENDED BY THE ASSIGNMENT AND ASSUMPTION AGREEMENT DATED
         OCTOBER 31, 1996, BETWEEN BEC GROUP, INC. AND BEC DISTRIBUTION.]

                                    ANNEX IV

                                 REGISTRATIONS

                            UNITED STATES PATENT AND

                                TRADEMARK OFFICE

                PATENT                             REGISTRATION NO.                       REGISTRATION DATE

                                     None.




































                              PENDING APPLICATIONS

                            UNITED STATES PATENT AND

                                TRADEMARK OFFICE

                PATENT                             REGISTRATION NO.                       REGISTRATION DATE

                                     None.

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